UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under § 240.14a-12

CBL & ASSOCIATES PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X] No fee required

[ ] Fee paid previously with preliminary materials.

[ ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11

April 22, 2024

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders which will be held on Wednesday, May 22, 2024 at 2:00 p.m. (EDT). In order to provide an opportunity for greater stockholder participation and reduce the environmental impact of our Annual Meeting, we have decided that our 2024 Annual Meeting will be virtual again this year. You will be able to attend the meeting, vote and submit your questions live via webcast by visiting www.virtualshareholdermeeting.com/CBL2024.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Please sign and return your proxy card in the enclosed envelope, or vote your shares by telephone or via the Internet, to ensure that your shares will be represented and voted at the meeting even if you cannot attend via the live webcast. Even if you plan to attend the meeting via the live webcast, you are urged to sign and return the enclosed proxy card (or voting instruction form, as applicable), or to vote your shares by telephone or via the Internet in accordance with the instructions on the enclosed proxy card or voting instruction form.

Thank you for your support.

Sincerely,

Chief Executive Officer

CBL & ASSOCIATES PROPERTIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 22, 2024

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CBL & Associates Properties, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 22, 2024 at 2:00 p.m. (EDT) via live webcast by visiting www.virtualshareholdermeeting.com/CBL2024. You will need the 16-digit control number included on your proxy card or voting instruction form. The meeting will be held for the following purposes:

1. To act on the re-election of the Board of Directors’ seven director nominees to serve for a term of one year and until their respective successors are elected and qualified (“Proposal 1”);

2. To act upon a proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accountants for the Company’s fiscal year ending December 31, 2024 (“Proposal 2”);

3. To act upon a proposal for the advisory approval of the compensation of our Named Executive Officers as set forth herein (“Proposal 3”); and

4. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

In order to provide an opportunity for greater stockholder participation and reduce the environmental impact of our Annual Meeting, we have decided that our 2024 Annual Meeting will be virtual again this year. You are entitled to attend and participate in the Annual Meeting only if you were a shareholder of record as of the record date or hold a valid proxy for the meeting. Those shareholders will be able to attend the virtual Annual Meeting, vote their shares and submit questions during the meeting via live audio webcast by visiting: www.virtualshareholdermeeting.com/CBL2024. To participate, you will need the 16-digit control number included in your proxy materials or on your proxy card. Please note that there will be no in-person meeting for you to attend.

In accordance with the provisions of the Company’s Bylaws, the Board of Directors has fixed the close of business on Monday, April 8, 2024, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement.

Your vote is very important. Whether or not you plan to attend the meeting via live webcast, we urge you to submit your Proxy. To submit your Proxy by mail, please sign, date and promptly return the enclosed Proxy (or voting instruction form) in order to ensure representation of your shares. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Alternatively, you may use the toll-free telephone number indicated on the enclosed Proxy (or voting instruction form) to vote by telephone or visit the website indicated thereon to vote via the Internet. This will not prevent you from voting your shares during the meeting if you desire to do so.

By Order of the Board of Directors

Chief Executive Officer

Chattanooga, Tennessee

April 22, 2024

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied in this summary to help you find further information in this Proxy Statement.

Our 2024 Annual Meeting

Time and Date	2:00 p.m. (EDT) on Wednesday, May 22, 2024

Location

The Annual Meeting will be held virtually via live webcast.

You can join the meeting by visiting www.virtualshareholdermeeting.com/CBL2024 and entering the 16-digit control number listed on your proxy card.

Record Date	April 8, 2024

Voting	Each share is entitled to one vote on each matter to be voted upon at our Annual Meeting. You can vote by proxy utilizing any of the following methods:

•
Internet: Go to the website shown on your Proxy or voting instruction form until 11:59 p.m. Eastern Time, the day before our Annual Meeting.
•
Telephone: As shown on the Proxy or voting instruction form you received until 11:59 p.m. Eastern Time, the day before our Annual Meeting.
•
Mail: Mark, sign, date and promptly return your Proxy or voting instruction form.
•
In Person at the Virtual Annual Meeting: You may vote in person during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/CBL2024 and entering the 16-digit control number found on your proxy card or on the voting instruction form you received from your broker.

Internet Availability of Materials	This Notice of Annual Meeting and Proxy Statement, as well as our Annual Report for the Company’s fiscal year ended December 31, 2023, are also available via the internet at: www.proxyvote.com.

This Proxy Statement was first provided to shareholders on or about April 22, 2024.

Annual Meeting Proposals and Board Recommendations

Proposal	Board Recommendation	Page Reference
Proposal 1 – Election of Directors	For all nominees	7
Proposal 2 – Ratification of the selection of Deloitte as our independent registered public accounting firm for 2024	For	82
Proposal 3 – Advisory Vote to Approve the Compensation of Our Named Executive Officers	For	84
Transaction of any other business that properly comes before our Annual Meeting

Director Nominees (Page 7)

Name	Age	Director Since	Occupation	Independent (Yes/No)	Board Committee Memberships	Other Public Company Boards
Stephen D. Lebovitz	63	1993	Chief Executive Officer of the Company	No	None	None
David J. Contis	65	2021

Non-Executive Chairman of the Board of the Company
Founder and President of
Agora Advisors, Inc.
Former President - Mall Platform and Senior Executive Vice president of Simon Properties Group, Inc.
Former Executive Vice President and Chief Operating Officer of
The Macerich Company
Former President of
Equity Group Investments, L.L.C.

				Yes	Audit ($)	Equity Lifestyle Properties, Inc.; Acosta Verde
Marjorie L. Bowen	58	2021	Former Managing Director of the Fairness Opinion Practice at Houlihan Lokey, Inc.	Yes	Audit* ($), Nominating/ Corporate Governance

Diebold Nixdorf, Incorporated;
Bed Bath & Beyond, Inc. (2022-2023);
Sequential Brands Group, Inc.
(2021-2022);
Centric Brands, Inc. (2020);
Genesco, Inc. (2018-2019);
Navient Corporation
(2019-2020);
ShoreTel Inc. (2016-2017)

David M. Fields	66	2021	Executive Vice President, Chief Administrative Officer and General Counsel of Sunset Development Company	Yes	Compensation, Nominating/ Corporate Governance*	EastGroup Properties, Inc.
Robert G. Gifford	67	2021	Former Chief Executive Officer, AIG Global Real Estate Former Principal with AEW Capital Management	Yes	Audit ($), Compensation*	Lehman Brothers Holding, Inc. Retail Properties of America (2016-2021); Liberty Property Trust (2018-2020)
Jeffrey A. Kivitz	40	2022	Partner, Canyon Partners LLC	Yes	Compensation, Nominating/ Corporate Governance	None
Michael A. Torres	63	2023	Chief Executive Officer and portfolio manager of Adelante Capital Management	Yes	Audit ($), Compensation	None
* Denotes Committee Chairman ($) Audit Committee Financial Expert

Ratification of Auditors (Page 82)

We are asking our shareholders to ratify the appointment of Deloitte as the independent registered public accounting firm to serve as our auditors for the year ending December 31, 2024.

Say-on-Pay (Page 84)

Consistent with our shareholders’ preference, our Board of Directors is providing shareholders with an annual vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement.

Please review our Compensation Discussion and Analysis (beginning on page 31), which describes the principal components of our executive compensation program, the objectives and key features of each component and the compensation decisions made by our Compensation Committee for our named executive officers, and the accompanying executive compensation tables and related information (beginning on page 49) for additional details about our executive compensation programs, including information about our named executive officers’ fiscal year 2023 compensation.

PROXY STATEMENT

CBL & ASSOCIATES PROPERTIES, INC.

2030 Hamilton Place Blvd.

Suite 500

CBL Center

Chattanooga, Tennessee 37421

(423) 855-0001

ANNUAL MEETING OF SHAREHOLDERS

May 22, 2024

ANNUAL MEETING AND PROXIES

The enclosed proxy is solicited by and on behalf of the Board of Directors of CBL & Associates Properties, Inc., a Delaware corporation (the “Company” or “CBL”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held on Wednesday, May 22, 2024, at 2:00 p.m. (EDT) and at any and all postponements or adjournments thereof. This year’s annual meeting will be an entirely “virtual meeting” of shareholders. You will be able to attend the meeting as well as vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/CBL2024 and entering the 16-digit control number included on your proxy card or on the voting instruction form you received from your broker. Any proxy given may be revoked at any time before it is voted by filing with the Secretary of the Company either an instrument revoking it or a duly executed proxy bearing a later date. All expenses of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company. In addition to solicitation by mail, Company officers and regular employees may solicit proxies from shareholders by telephone, telegram or personal interview but will not receive additional compensation for such services. The Company also intends to request persons holding stock in their name or custody, or in the name of nominees, to send proxy materials to their principals and request authority for the execution of the proxies. The Company will reimburse such persons for the associated expense.

In order to provide an opportunity for greater stockholder participation and reduce the environmental impact of our Annual Meeting, we have decided that our 2024 Annual Meeting will be virtual again this year. You are entitled to attend and participate in the Annual Meeting only if you were a shareholder of record as of the record date or hold a valid proxy for the meeting. Those shareholders will be able to attend the virtual Annual Meeting, vote their shares and submit questions during the meeting via live audio webcast by visiting: www.virtualshareholdermeeting.com/CBL2024. Please note that there will be no in-person meeting for you to attend.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 22, 2024:

The Company’s Notice of Annual Meeting and Proxy Statement for the Annual Meeting, as well as our Annual Report for the Company’s fiscal year ended December 31, 2023, are also available at www.proxyvote.com.

VOTING AT THE ANNUAL MEETING

Record Date and Shares Entitled to Vote

Only shareholders of record at the close of business on April 8, 2024 are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of the Company’s common stock, par value $.001 per share (“Common Stock”), outstanding on such date and entitled to vote was 31,960,508 shares (excluding treasury shares).

Quorum Requirements

The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required for a quorum to transact business at the Annual Meeting with respect to those matters requiring approval by the holders of Common Stock (our only outstanding class of capital stock), but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

Votes Necessary to Approve the Proposals

The vote required to approve each of the proposals at the Annual Meeting is as follows:

•
The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of the Board of Directors’ nominees for re-election as directors under Proposal 1.
•
The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting is required for approval of:
o
Proposal 2, ratification of the selection of Deloitte as the independent registered public accountants (referred to herein as the “independent registered public accountants” or the “independent auditors”) for the Company’s fiscal year ending December 31, 2024; and
o
Proposal 3, the advisory resolution approving the compensation of our named executive officers.

Each share of Common Stock is entitled to one vote with respect to those matters upon which such share is to be voted. No cumulative voting rights are authorized and dissenters’ rights are not applicable to these matters.

While the Company’s directors will be elected by plurality vote at the Annual Meeting, as further described below under “Corporate Governance Matters – Additional Policy Statements,” the Board of Directors has implemented a majority voting policy under our Corporate Governance Guidelines, which provides that a director who is nominated in an uncontested election, and who receives a greater number of votes “withheld” from his or her election than votes “for” such election, is required to immediately tender his or her resignation to the Board of Directors for consideration.

Special Note Regarding Shares Held in Broker Accounts

Under New York Stock Exchange (“NYSE”) Rule 452, NYSE member organizations are prohibited from giving a proxy to vote with respect to certain matters, including matters involving (i) an election of directors, (ii) any proposal related to executive compensation (including any shareholder advisory votes on the approval of executive compensation or on the frequency of such shareholder advisory votes) or (iii) an authorization to implement an equity compensation plan, or any material revision to the terms of any existing equity compensation plan, without receiving voting instructions from a beneficial owner. Therefore, brokers will not be entitled to vote shares at the Annual Meeting with respect to Proposal 1 or Proposal 3 without instructions by the beneficial owner of the shares. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors (Proposal 1), or with taking action on the advisory resolution approving the compensation of our named executive officers (Proposal 3).

Voting Procedures

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and you are receiving a proxy card for the virtual Annual Meeting. If your shares are held in an account at a broker, bank or other similar organization, you are the beneficial owner of shares held in “street name” and you are receiving a voting instruction form. Holders of our Common Stock on the April 8, 2024 record date have three ways to vote: by mail, by phone and via the Internet using a computer:

By Mail: you may complete, sign and return your proxy card (or the voting instruction form received from your broker or bank, as applicable) by pre-paid mail.

By Telephone: you also may use the toll-free telephone number indicated on the proxy card or voting instruction form to vote by telephone until 11:59 p.m. Eastern Time the day before our Annual Meeting.

Via the Internet: you also may visit the website indicated on the proxy card or voting instruction form to vote via the Internet, until 11:59 p.m. Eastern Time the day before our Annual Meeting, or vote online during the virtual Annual Meeting, as describe below.

You must enter the 16-digit control number found on your proxy card (or voting instruction form) in order to vote in advance of the Annual Meeting as described above, and to vote and/or to participate during the Annual Meeting by visiting: www.virtualshareholdermeeting.com/CBL2024. (If you are a “street name” holder and previously requested a legal proxy from your broker, bank or other similar organization, you may also use such legal proxy to vote at and/or participate in the Annual Meeting.) Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described above.

As noted above, under the rules of the NYSE, on certain routine matters brokers may, at their discretion, vote shares they hold in “street name” on behalf of beneficial owners who have not returned voting instructions to the brokers. Routine matters include the ratification of the selection of the independent registered public accountants (Proposal 2). In instances – such as voting on Proposals 1 and 3 at the Annual Meeting – where brokers are prohibited from exercising discretionary authority (so-called “broker non-votes”), the shares for which they have not received voting instructions are counted as present for the purpose of determining whether or not a quorum exists at the Annual Meeting, but are not included in the vote totals. Because broker non-votes are not included in the vote, they are not counted as votes cast “for” or “against” a proposal. Accordingly, assuming the presence of a quorum at the Annual Meeting, abstentions and broker non-votes will have no effect on the election of any nominee for director under Proposal 1, so long as such nominee receives any affirmative votes, and also will have no effect on the ratification of the selection of the independent registered public accountants under Proposal 2 or the advisory resolution approving compensation of our named executive officers under Proposal 3.

Unless contrary instructions are indicated on the accompanying form of proxy, the shares represented thereby will be voted by the persons named as proxies on such form FOR the election of the Board of Directors’ nominees for re-election as directors of the Company as described in Proposal 1; FOR ratification of the selection of Deloitte as the independent registered public accountants for the Company’s fiscal year ending December 31, 2024 as described in Proposal 2; and FOR the advisory resolution approving compensation of our Named Executive Officers as described in Proposal 3.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors, upon the recommendation of our Nominating/Corporate Governance Committee, has nominated the Company’s seven current directors for re-election by shareholders at this year’s Annual Meeting. A majority of our directors are unaffiliated (“Independent Directors”) with the Company and its predecessor entity, CBL & Associates, Inc. and its affiliates (“CBL’s Predecessor”). Since the Company’s 2014 Annual Meeting, following the declassification of our Board of Directors as approved by our shareholders, all directors have been elected on an annual basis.

Our Board of Directors has delegated to the Nominating/Corporate Governance Committee, pursuant to the provisions of such Committee’s Charter and our Company’s Corporate Governance Guidelines, the responsibility for evaluating and recommending to the Board candidates to be considered as nominees for election as directors of our Company. In discharging these responsibilities, the Nominating/Corporate Governance Committee may solicit recommendations from any or all of the following sources: the Independent Directors, the Chairman of the Board, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. The Nominating/Corporate Governance Committee’s criteria for the evaluation and selection of director candidates are described in more detail below under “Board of Directors’ Meetings and Committees – Nominating/Corporate Governance Committee.”

Director Nominees

Upon the recommendation of the Nominating/Corporate Governance Committee, our Board intends to present for action at the Annual Meeting the re-election of Stephen D. Lebovitz, Marjorie L. Bowen, David J. Contis, David M. Fields, Robert G. Gifford, Jeffrey A. Kivitz and Michael A. Torres, each to serve for a term of one year and until their successors are duly elected and shall qualify. Stephen D. Lebovitz serves as Chief Executive Officer of the Company, and David J. Contis serves as Non-Executive Chairman of the Board. Messrs. Contis, Fields, Gifford, Kivitz and Torres and Ms. Bowen are the Company’s six Independent Directors. Unless authority to vote for such nominees is withheld, the enclosed proxy will be voted for such nominees, except that the persons designated as proxies reserve discretion to cast their votes for other persons in the unanticipated event that any of such nominees is unable or declines to serve.

Mr. Torres was initially appointed to the Board effective June 15, 2023, and was recommended to the Nominating/Corporate Governance Committee and the Board for consideration by Non-Executive Chairman of the Board David Contis and by Chief Executive Officer Stephen Lebovitz, based on his expertise and experience in the commercial real estate and securities industries as well as his prior experience serving as a director on the boards of other companies similar to the Company.

Summary of Board Experience As a general matter, our Board believes that each of our directors has valuable individual qualifications, attributes and skills including significant leadership and strategic planning expertise gained through experience in one or more of the fields and capacities summarized below that, taken together, provide us with the variety and depth of knowledge, judgment and vision necessary to provide effective oversight of the management of a publicly traded real estate investment trust (“REIT”) in the shopping center industry such as our Company. The following table highlights our directors’ experience, qualifications, attributes and skills:

	S. Lebovitz	M. Bowen	D. Contis	D. Fields	R. Gifford	J. Kivitz	M. Torres
Chief Executive Officer/President/Founder	X		X		X		X
Chief Operating Officer/Business Unit Chief Executive			X	X
Commercial Real Estate	X		X	X	X		X
Financial Services / Capital Markets	X	X	X		X	X	X
Investment Banking		X
Legal Services			X	X
Corporate Restructuring		X	X		X	X
Corporate Governance		X	X	X			X
Retail Operations			X	X
International Business Experience			X
M&A Transactional Experience / Corporate Strategic Planning	X	X	X		X	X	X
Risk Oversight / Management	X	X	X	X	X	X	X
Financial Literacy	X	X	X	X	X	X	X
Accounting / Audit		X	X				X
Human Capital Management / Employee Benefits			X	X	X		X
ESG Experience			X	X		X
Gender Diversity		X
Ethnic Diversity				X			X

Additional details concerning the senior executive management, professional, public company and philanthropic leadership experiences that our Board, with the advice of the Nominating/Corporate Governance Committee, has determined qualify each director for service on our Company’s Board of Directors are set forth in each individual’s biography presented below. For each of these individuals, the position(s) shown in the left column represents the individual’s position(s) with the Company and with CBL & Associates Management, Inc., a Delaware corporation (the “Management Company”), through which the Company’s property management and development activities are conducted.

DIRECTOR NOMINEE	BIOGRAPHICAL INFORMATION

Stephen D. Lebovitz Chief Executive Officer Director since 1993 Age – 63

Stephen D. Lebovitz serves as Chief Executive Officer of the Company, and also served as President of the Company prior to Michael I. Lebovitz being promoted to serve as President in June 2018. He previously served as President and Secretary of the Company from February 1999 to January 1, 2010, when he became President and Chief Executive Officer, and has served as a director of the Company since the completion of its initial public offering in November 1993. Since joining CBL’s Predecessor in 1988, Mr. Lebovitz has also served as Executive Vice President – Development/Acquisitions, Executive Vice President – Development, Senior Vice President – New England Office, and as Senior Vice President – Community Center Development and Treasurer of the Company. Before joining CBL’s Predecessor, Mr. Lebovitz was affiliated with Goldman, Sachs & Co. from 1984 to 1986.

Mr. Lebovitz is currently Chairman of the Chattanooga Chamber of Commerce CEO Roundtable. He served as Chairman of the International Council of Shopping Centers, Inc. (“ICSC”) from May 2015 through May 2016 and is a past Trustee and Divisional Vice President of the ICSC (2002-08), as well as a former member of the Advisory Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Mr. Lebovitz holds a Bachelor’s degree in Political Science from Stanford University and a Master of Business Administration degree from Harvard University. Stephen D. Lebovitz is a son of Charles B. Lebovitz, Chairman Emeritus of the Company, and a brother of Michael I. Lebovitz and Alan L. Lebovitz.

David J. Contis Chairman of the Board Director since 2021 Age – 65

David J. Contis joined the Board on November 1, 2021. Mr. Contis is the Non‑Executive Chairman of the Company’s Board of Directors and serves as a member of the Audit Committee of the Company’s Board of Directors. Mr. Contis is the founder and President, since May 2017, of AGORA Advisors, Inc., which provides consulting services to real estate and retail companies in North and South America. Mr. Contis was President - Mall Platform and Senior Executive Vice president of Simon Properties Group, Inc., a publicly traded retail REIT, from May 2011 to May 2017. He previously served as President of Real Estate for Sam Zell’s Equity Group Investments from November 2006 to May 2011, and was Executive Vice President and Chief Operating Officer of The Macerich Company, a publicly traded shopping center REIT, from May 1997 to October 2006. Mr. Contis was employed in various capacities by affiliates of Equity Group Investments from 1980 to 1997, including as Vice Chairman, Executive Vice President and Chief Operating Officer of Equity Properties & Development L.P., from 1992 to 1997.

Mr. Contis has served on the boards of various companies, including his current service on the board of Equity Lifestyle Properties, Inc. a NYSE-listed REIT, where he chairs the Compensation, Nominating and Corporate Governance Committee and serves as a member of the Audit Committee. Mr. Contis also is a director and serves on the Investment Committee of Acosta Verde, which owns and operates shopping centers in Mexico and is listed on the Mexican Stock Exchange. He also serves as Senior Managing Director of the private Chai Trust Company. Mr. Contis is a graduate of DePaul University and DePaul University College of Law.

DIRECTOR NOMINEE	BIOGRAPHICAL INFORMATION

Marjorie L. Bowen Director since 2021 Age – 58

Marjorie L. Bowen joined the Board as of November 1, 2021. Ms. Bowen serves as Chair of the Audit Committee and as a member of the Nominating/Corporate Governance Committee of the Company’s Board of Directors. Ms. Bowen is a former Managing Director of the fairness opinion practice at Houlihan Lokey, having served in that capacity from 2000 through 2007 after having originally joined Houlihan Lokey in 1989. She has significant experience in the public REIT sector and has served as a Board member of numerous public and private companies in a variety of industries and has extensive Board experience with companies undergoing restructuring.

A qualified NYSE and NASDAQ financial expert, Ms. Bowen has chaired Special Committees, Audit Committees and Restructuring/Strategic Committees. In 2023, Ms. Bowen was appointed to the Board of Directors of Diebold Nixdorf, Incorporated, where she currently serves on the Audit Committee and as Chair of the Finance Committee. She has previously served on the boards of Bed Bath & Beyond Inc. (2022-2023); Sequential Brands Group, Inc. (2021-2022); Centric Brands, Inc. (2020); Genesco, Inc. (2018-2019); Navient Corporation (2019-2020); and ShoreTel Inc. (2016-2017). Ms. Bowen graduated with an M.B.A. from the University of Chicago Booth School of Business and holds a B.A., cum laude from Colgate University.

David M. Fields Director since 2021 Age – 66

David M. Fields joined the Board as of November 1, 2021. Mr. Fields serves as Chair of the Nominating/Corporate Governance Committee and as a member of the Compensation Committee of the Company’s Board of Directors. Mr. Fields has over 30 years of experience leading operations, administration and legal affairs for companies with large-scale branded real estate holdings. Since 2014, he has served as Executive Vice President, Chief Administrative Officer and General Counsel for Sunset Development Company, the developer of Northern California’s 585-acre Bishop Ranch. Prior to joining Sunset Development, Mr. Fields served as Executive Vice President, Chief Administrative Officer at Bayer Properties. Mr. Fields joined Bayer from the Irvine Company in Newport Beach, California, where he served as Vice President and General Counsel of Irvine’s retail properties division.

Mr. Fields also currently serves as a director and a member of the Board’s Compensation and Nominating and Corporate Governance Committees of EastGroup Properties, Inc., a NYSE-listed real estate investment trust focused on industrial properties. Mr. Fields is a graduate of Yale University and received his law degree from Harvard University.

DIRECTOR NOMINEE	BIOGRAPHICAL INFORMATION

Robert G. Gifford Director since 2021 Age – 67

Robert G. Gifford joined the Board as of November 1, 2021. Mr. Gifford serves as Chair of the Compensation Committee and as a member of the Audit Committee of the Company’s Board of Directors. Mr. Gifford served as President and Chief Executive Officer of AIG Global Real Estate from 2009 through 2016. Previously he was a Principal with AEW Capital Management for 22 years, holding leadership positions in acquisitions, capital markets/capital raising, portfolio and asset management.

Mr. Gifford currently serves as a Director of Lehman Brothers Holding Inc., and previously served on the Boards of NYSE-listed real estate investment trusts Retail Properties of America (2016-2021) and Liberty Property Trust (2018-2020). He is also a member of the Advisory Boards of The Davis Companies, a private real estate investor, developer and operator based in Boston, Massachusetts, and Milhaus, a private multi-family developer based in Indianapolis, Indiana. Mr. Gifford received a B.A. from Dartmouth College and a master’s degree in Public and Private Management from the Yale School of Management.

Jeffrey A. Kivitz Director since 2022 Age – 40

Jeffrey A. Kivitz joined the Board on August 10, 2022. Mr. Kivitz serves as a member of the Compensation and Nominating/Corporate Governance Committees of the Company’s Board of Directors. Mr. Kivitz is a Partner in Canyon Partners LLC (together with its affiliates, “Canyon”), where he focuses on investments in the technology, software, building product, financial and retail sectors. Prior to joining Canyon in August of 2008, Mr. Kivitz worked as a consultant in both the private equity and general consulting practices at Bain & Company, where he acted as an advisor on buyout and corporate strategy. Mr. Kivitz received a B.A. in Economics, cum laude, from Williams College.

Michael A. Torres Director since 2023 Age – 63

Michael A. Torres joined the Board as of June 15, 2023. Mr. Torres serves as a member of the Audit and Compensation Committees of the Company’s Board of Directors. Mr. Torres is Chief Executive Officer and portfolio manager of Adelante Capital Management, having joined Adelante in February 1995. He has over 37 years of real estate and securities research experience. Prior to joining Adelante, Mr. Torres was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management. At Wilshire, he created the Wilshire Real Estate Securities Index, widely recognized as the industry’s performance benchmark.

Mr. Torres serves on the Board of Directors of Renova Therapeutics, and Colovore LLC. He is on the Cristo Rey De La Salle HS President’s Advisory Council, the BEE Partners LP Advisory Board, and Investment Committee for the Stern Grove Festival Foundation. He has also served as a UC Berkeley Foundation Trustee. Mr. Torres is currently an active member of the NorCal YPOG Chapter. Mr. Torres received a B.A. in Architecture and an M.B.A. from University of California, Berkeley.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF THE SEVEN DIRECTOR NOMINEES NAMED ABOVE

Additional Executive Officers

Set forth below is information with respect to those individuals serving as executive officers of the Company as of April 8, 2024 (other than Stephen D. Lebovitz):

Name	Age	Current Position (1)
Andrew F. Cobb	55	Executive Vice President – Accounting
Jennifer H. Cope	44	Executive Vice President – Operations Services & Risk Management
Jeffery V. Curry	63	Chief Legal Officer and Secretary
Howard B. Grody	63	Executive Vice President – Leasing
Benjamin W. Jaenicke	40	Executive Vice President – Chief Financial Officer and Treasurer
Joseph H. Khalili	44	Executive Vice President – Financial Operations
Alan L. Lebovitz	56	Executive Vice President – Management
Michael I. Lebovitz	60	President
Katie A. Reinsmidt	45	Executive Vice President – Chief Operating Officer

(1) The position shown represents the individual’s position with the Company and with the Management Company.

Andrew F. Cobb serves as Executive Vice President – Accounting, a position to which he was promoted in September 2021. He also serves as a member of the Company’s Benefits Committee. Mr. Cobb joined CBL in June 2002 as Vice President – Accounting, and previously served as Senior Vice President – Director of Accounting from February 2015 through his promotion in September 2021 and as Vice President – Director of Accounting from February 2007 to February 2015. Prior to joining the Company, Mr. Cobb was with Arthur Andersen LLP from 1991 to 2002, serving as an audit manager from 1996 to 2002. Mr. Cobb is a certified public accountant, licensed in the State of Tennessee and a member of the Tennessee Society of Certified Public Accountants. Mr. Cobb received a Bachelor of Science in Accounting from Tennessee Technological University.

Jennifer H. Cope serves as Executive Vice President – Operations Services & Risk Management, a position to which she was promoted in May 2023. Ms. Cope joined CBL in 2001 as a junior financial services analyst and held various roles supporting financial services. In 2015, she transitioned to CBL’s business transformation team and was promoted to Vice President – Shared Services. In that role, Ms. Cope led the Company’s Shared Services and Operations Services divisions and, in 2021, she was promoted to Senior Vice President – Operations Services. Throughout her tenure with CBL, Ms. Cope has served various roles including supporting and participating in the Company’s insurance programs, risk management programs, technology initiatives, joint venture relations, loan closings and operations services. Ms. Cope received a Bachelor of Science in Finance and a Master of Business Administration degree from the University of Tennessee at Chattanooga.

Jeffery V. Curry serves as Chief Legal Officer and Secretary of the Company. Mr. Curry initially was appointed to serve as Interim Chief Legal Officer of the Company simultaneously with the creation of the Chief Legal Officer position by the Board in February 2012, which appointment was made permanent effective April 3, 2012. He was appointed Secretary of the Company effective September 10, 2012. Mr. Curry also serves as the Company’s Compliance Officer. He previously had served since 1986 as a legal advisor to the Company. Prior to joining the Company, Mr. Curry was a partner in the national law firm of

Husch Blackwell LLP, counsel to the Company, a position he held since 2006 when he joined the local office of that firm along with a group of lawyers relocating from a firm that formerly provided legal services to the Company. Mr. Curry received his Doctor of Jurisprudence degree in 1985 from the University of Memphis Cecil C. Humphreys School of Law, where he was on the Editorial Board of the Law Review, and received a LL.M. in Taxation from New York University School of Law in 1986. Mr. Curry serves as a vice president and a member of the board of directors for Chattanooga Inner City Outreach, Inc., a local non-profit organization, and he is a member of the Chattanooga Bar Association and the Tennessee Bar Association.

Howard B. Grody serves as Executive Vice President – Leasing, a position to which he was promoted in September 2021. Mr. Grody previously served as Senior Vice President – Leasing of the Company from June 2008 through his promotion in September 2021 and as Vice President – Mall Leasing since 2000. Mr. Grody joined CBL in 1991 as a Leasing Manager for the Turtle Creek Mall development in Hattiesburg, Mississippi, and subsequently was promoted to the position of Senior Leasing Manager, where he had leasing responsibility for many of the Company’s properties throughout the country. Prior to joining CBL, Mr. Grody worked in the real estate industry with Sizeler Real Estate Properties. Mr. Grody was awarded the designation of Certified Leasing Specialist as recognized by ICSC in 1994, the program’s inaugural year, and was awarded the designation of Senior Certified Leasing Specialist in 2008. Mr. Grody has served two terms on the ICSC Certified Leasing Specialist Committee. Mr. Grody received his Bachelor of Science in Management degree from Tulane University.

Benjamin W. Jaenicke serves as Executive Vice President – Chief Financial Officer and Treasurer, a position he has held since January 2023. Mr. Jaenicke joined CBL in September 2022 as Executive Vice President – Finance. Prior to joining CBL, Mr. Jaenicke spent more than a decade with Wells Fargo (and predecessor firm Eastdil Secured) in real estate investment banking. In his role at Wells Fargo, he worked closely with executives across the real estate industry on strategic and capital planning including advising clients on M&A transactions, recapitalizations, and capital markets executions. Prior to joining Wells Fargo/Eastdil, he worked at PricewaterhouseCoopers where he performed audits and other accounting services for public REIT clients. Mr. Jaenicke holds a Bachelor of Science in Business and a Master of Accounting from Miami University and received his MBA from the University of Virginia Darden School of Business. He is a CFA charterholder and former Certified Public Accountant.

Joseph H. Khalili serves as Executive Vice President – Financial Operations, a position to which he was promoted in May 2023. Mr. Khalili joined CBL in 2012 as a portfolio accountant focused on third-party managed properties and was promoted to Acquisitions Analyst in 2014. In 2016, he assumed the role of Director – Financial Planning and Analysis and, in 2019, was promoted to Vice President – Financial Operations and Administration. As Mr. Khalili assumed and continued his leadership of the Company’s financial planning and budgeting teams, he was promoted to Senior Vice President – Financial Operations and then to his current position. Prior to joining CBL, Mr. Khalili spent seven years with General Growth Properties. Mr. Khalili received his Bachelor of Science in Finance from the University of Tennessee at Chattanooga.

Alan L. Lebovitz serves as Executive Vice President – Management of the Company. Mr. Lebovitz served as Senior Vice President - Asset Management of the Company from February 2009 to February 2018, when he was promoted to his current position. He previously served as Vice President - Asset Management having held that position from 2002 through February 2009, and had served in various positions in management, leasing and development since joining the Company in 1995. Prior to joining CBL in 1995, Mr. Lebovitz received his B.A. from Northwestern University in 1990, was affiliated with Goldman, Sachs & Co. from 1990 to 1992 and obtained an M.B.A. from Vanderbilt University. He has been an active community volunteer for organizations that include: Alzheimer Association’s Mid‑South Chapter, B’nai Zion Synagogue, Chattanooga Area Chamber of Commerce - Leadership Chattanooga and Workforce Development Task Force, Chattanooga Public Education Foundation, Jewish Federation of Greater Chattanooga, The McCallie School, Normal Park Museum Magnet School, and United Way of Greater Chattanooga. Alan L. Lebovitz is a son of Charles B. Lebovitz and a brother of Stephen D. Lebovitz and Michael I. Lebovitz.

Michael I. Lebovitz serves as President of the Company. Mr. Lebovitz served as Executive Vice President – Development and Administration of the Company from January 2010 through June 2018, when he was promoted to his current position. Mr. Lebovitz also served as Senior Vice President – Chief Development Officer of the Company from June 2006 through January 1, 2010. Previously, he served the Company as Senior Vice President – Mall Projects, having held that position since January 1997. Prior to that time, Mr. Lebovitz served as Vice President - Development and as a project manager for the Company. Mr. Lebovitz was promoted to Vice President in 1993. Prior to joining CBL’s Predecessor, he was affiliated with Goldman, Sachs & Co. from 1986 to 1988. He is past president of the Jewish Community Federation of Greater Chattanooga, a past member of the national board of Hillel and a past member of the national board of Jewish Federations of North America. He formerly served on the United States Holocaust Memorial Council and was National Campaign Chair for the Jewish Federations of North America from 2010 – 2011. He was also a member of the board of the United Way of Greater Chattanooga and formerly served on the board of The McCallie School in Chattanooga. Michael I. Lebovitz is a son of Charles B. Lebovitz and a brother of Stephen D. Lebovitz and Alan L. Lebovitz.

Katie A. Reinsmidt serves as Executive Vice President – Chief Operating Officer of the Company. She also serves as Chairperson of the Company’s Benefits Committee, heads CBL’s ESG Steering Committee and is the Executive Sponsor for the Company’s diversity, equity, inclusion and belonging (“DEIB”) council, CBL Community. Ms. Reinsmidt served as Executive Vice President – Chief Investment Officer from February 2017 through May 2023, when she was promoted to her current position. She served as Senior Vice President – Investor Relations/Corporate Investments of the Company from September 2012 through February 2017. Ms. Reinsmidt joined the Company as Director of Investor Relations in 2004 and previously was promoted to Director – Corporate Communications and Investor Relations in 2008 and to Vice President – Corporate Communications and Investor Relations of the Company in 2010. Prior to joining the Company, Ms. Reinsmidt served as an Associate Analyst at A.G. Edwards & Sons in St. Louis, Missouri, where she provided research coverage for retail, healthcare and lodging REITs. Ms. Reinsmidt received her Bachelor of Science degree in Economics from the University of Missouri – St. Louis. She also serves as a Trustee and Vice Chairperson of the City of Chattanooga General Pension Board, and served as its Secretary from February 2017 through May 2023 and Vice Chairperson from March 2011 through February 2017.

Involvement in Certain Legal Proceedings

Our financial and operating results during 2020 were significantly impacted by the temporary closure of our portfolio for a significant period due to government mandates and operating restrictions related to the COVID-19 pandemic and, on November 1, 2020, the Company, along with CBL & Associates Limited Partnership, a Delaware limited partnership (the Company’s “Operating Partnership”) and certain of its direct and indirect subsidiaries, filed voluntary petitions under chapter 11 of title 11 (“Chapter 11”) of the United States Code, pursuant to which the Company subsequently obtained Bankruptcy Court confirmation of a plan (the “Plan”) and emerged from Chapter 11 reorganization on November 1, 2021. Certain of our above-referenced executive officers (Stephen D. Lebovitz, Jeffery V. Curry, Alan L. Lebovitz, Michael I. Lebovitz and Katie A. Reinsmidt) were executive officers of the Company at the time of such filing. The Board of Directors does not believe the filing of these Chapter 11 cases is material to an evaluation of the ability or integrity of any of the Company’s executive officers.

Operation of the Company’s Business; Certain Aspects of the Company’s Capital Structure

Our Company operates through its two wholly owned subsidiaries, CBL Holdings I, Inc., a Delaware corporation (“CBL Holdings I”), and CBL Holdings II, Inc., a Delaware corporation (“CBL Holdings II”). As of the April 8, 2024, record date for the Annual Meeting, through the referenced subsidiaries, our Company currently holds a 1.0% sole general partner interest and a 98.98% limited partner interest, for an aggregate total interest of 99.98% in our Operating Partnership.

Pursuant to the Operating Partnership Agreement, the limited partners possess certain rights (the “CBL Rights”), consisting of the right to exchange all or a portion of their Common Units in the Operating Partnership for shares of Common Stock or their cash equivalent, at the Company’s election. The CBL Rights may be exercised at any time and from time to time to the extent that, upon exercise of the CBL Rights, the exercising party shall not beneficially or constructively own shares of Common Stock in excess of the applicable share ownership limits set forth in the Company’s Certificate of Incorporation. The Company, however, may not pay in shares of Common Stock to the extent that this would result in a limited partner beneficially or constructively owning in the aggregate more than its applicable ownership limit or otherwise jeopardize, in the opinion of counsel to the Company, the Company’s qualification as a REIT for tax purposes.

Our Company conducts substantially all of its business through the Operating Partnership. Our Company conducts its property management and development activities through the Management Company, which is a taxable REIT subsidiary, to comply with certain technical requirements of the Internal Revenue Code of 1986, as amended.

CORPORATE GOVERNANCE MATTERS

Governance Highlights

• 6 out of 7 Director nominees are independent	• Independent compensation consultant
• Independent Chairperson	• Performance driven Executive Compensation, including specific ESG Goals
• Separate CEO and Board Chairperson	• Nominating/Corporate Governance Committee oversight of CBL’s ESG Program
• Fully independent Committees and Committee Chairpersons	• Prohibition against hedging, pledging and margin lending using Company shares
• All Directors elected annually	• Double-trigger Change of Control for Executive Compensation
• Director resignation policy	• Code of Conduct and Business Ethics for officers, employees and Directors certified annually
• Annual Board and Committee evaluations	• Robust minimum stock ownership requirements for executive officers and Non-employee Directors
• All Audit Committee Members are Audit Committee Financial Experts	• CBL does not make political contributions

Our Board has adopted guidelines on corporate governance (including director independence criteria), committee charters, and a code of business conduct and ethics setting forth the Company’s corporate governance principles and practices. These documents can be accessed in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com. Effective as of November 1, 2021, our Company adopted the Second Amended and Restated Guidelines on Corporate Governance incorporating all previous guidelines on corporate governance, including all of the additional policy statements that had previously been added to such guidelines as described below, and also to eliminate the Executive Committee, add ESG oversight responsibilities to the Nominating/Corporate Governance Committee and revise the policy on Minimum Stock Ownership for Executive Officers with respect to the Chief Executive Officer, as described below. The Second Amended and Restated Corporate Governance Guidelines, as further amended by the Board of Directors effective November 10, 2022 to revise and clarify the minimum stock ownership guidelines for our Non-Employee Directors and Executive Officers, are referred to herein as the “Corporate Governance Guidelines”). See also “Corporate Governance Matters – Additional Policy Statements” below.

Director Independence

Our Board has adopted a set of director independence standards (“Director Independence Standards”) for evaluating the independence of each of the directors in accordance with the requirements of the SEC and of the NYSE corporate governance standards. The Director Independence Standards are included as an exhibit to our Company’s Corporate Governance Guidelines, which can be found in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com. Pursuant to NYSE Rule 303A.02(a) and the provisions of our Company’s Director Independence Standards (as set forth below), our Board has reviewed whether any director has any relationship with the Company’s independent auditors that would preclude independence under SEC and NYSE rules, or any material relationship with our Company (either directly or as a partner, member, shareholder or officer of an organization that has a relationship with the Company) which could (directly or indirectly) materially impact the ability of such director or nominee to exert his or her independent judgment and analysis as a member of our Board. As a result of this review, our Board affirmatively determined that six of our Company’s seven current directors were independent under the standards of the SEC and NYSE and as set forth in our Company’s Director Independence Standards. Stephen D. Lebovitz, who is the Chief Executive Officer of our Company and an employee of the Management Company, was deemed not independent.

In making the independence determinations with respect to the Company’s current Independent Directors, the Board of Directors considered the following factors:

•
With respect to each of Messrs. Contis, Fields and Gifford, as well as Ms. Bowen, the Board considered the fact that they initially were recommended to the Nominating/Corporate Governance Committee and Board for consideration by an Ad Hoc Bondholder Group, in connection with the Company’s Chapter 11 reorganization process and pursuant to a formal search that was conducted by the Korn Ferry management consulting firm.

•
With respect to Mr. Kivitz, the Board considered the fact that he is a partner at Canyon, which advised certain funds and accounts (the “Canyon Funds”) which were Consenting Crossholders in the Chapter 11 Cases that held, or were deemed to beneficially own, in excess of 20% of the aggregate principal amount of the Operating Partnership’s then-outstanding public bonds and served as a lender under the Company’s pre-emergence Credit Agreement, and the fact that, as Consenting Crossholders, the Canyon Funds, on account of their Allowed Consenting Crossholder Claim(s), received their Pro Rata share of the Consenting Crossholder Claims Recovery Pool pursuant to the terms of the Plan; provided that each Consenting Crossholder entitled to receive New Senior Secured Notes on account of its Crossholder Claim was entitled to make the Convertible Notes Election (all as defined in the Plan). The Board further considered (i) the fact that, in connection with his appointment to the Board of Directors, Mr. Kivitz agreed with Canyon that he will resign as a director of the Company if he ceases to be employed with Canyon and (ii) the fact that, as a partner in Canyon, Mr. Kivitz has an indirect interest in the above-described transactions, which could be material, in that he receives a portion of amounts received by Canyon related to the management and increase in value of certain of the funds and accounts advised by Canyon whose portfolios include an investment in the Company.

In each case, the Board of Directors determined that the factors described above did not interfere with the independence of each of the above-referenced Independent Directors.

Additional Policy Statements

As described above, the Company has included additional policy statements as part of the Corporate Governance Guidelines. A summary of these policy statements, as so amended and currently in effect, is as follows:

Director Resignation Policy – a policy statement that requires a director who is nominated in an uncontested election but does not receive a “majority vote” to immediately tender his or her resignation to the Board of Directors for consideration. A “majority vote” means that the number of shares voted “for” a director must exceed the number of votes “withheld” with respect to the election of that director. The policy provides that if a director does not receive a “majority vote” and tenders his or her resignation, the Nominating/Corporate Governance Committee will make a recommendation to our Board of Directors on whether to accept or reject the resignation. The Board will then consider the Nominating/Corporate Governance Committee’s recommendation and publicly disclose its decision to either accept or reject the resignation within 90 days from the date of certification of the election results. The director whose resignation is being considered will not participate in the recommendation of the Nominating/Corporate Governance Committee or the decision of the Board of Directors.

Limits on Other Board Participation – a policy statement that limits to four (4) the number of other public company boards (not counting the Company’s Board) upon which a director may serve at any given time.

Minimum Stock Ownership for Non-Employee Directors – as amended, a policy statement that provides that by five (5) years from the later of (i) the adoption of the revised policy (November 10, 2022) or (ii) becoming a member of the Company’s Board, a Non‑Employee Director (a director that is not an employee of the Company, currently, the Independent Directors) must accumulate and hold at least an amount of shares of the Company’s Common Stock having a value, determined as set forth in the policy statement, equal to not less than five (5) times the amount of the Annual Cash Retainer that such Non‑Employee director shall receive from the Company. This policy statement includes an exemption for any Non‑Employee director who is prohibited by law or by the regulations of his or her employer from having an ownership interest in the Company’s securities.

Minimum Stock Ownership for Executive Officers – a policy statement that provides that by five (5) years from the later of (i) the adoption of the revised policy (November 10, 2022) or (ii) becoming an executive officer, such officer must own an amount of the Company’s Common Stock, determined as set forth in the policy statement, having a value at least equal to the following formula amounts:

Executive Officer	Level of Stock Ownership
Chief Executive Officer	6x prior calendar year’s annual base salary
President	3x prior calendar year’s annual base salary
Chief Financial Officer	3x prior calendar year’s annual base salary
Chief Operating Officer	3x prior calendar year’s annual base salary
Chief Legal Officer	3x prior calendar year’s annual base salary
Executive Vice Presidents	3x prior calendar year’s annual base salary

Additional Policies Applicable to Minimum Stock Ownership Requirements for Non-Employee Directors and Executive Officers – For purposes of these requirements, the ownership of interests that are exchangeable for shares of Company stock (such as stock options, performance stock units (“PSUs”), restricted stock units (“RSUs”) or similar interests) will be deemed “owned” by an individual only after (A) as to stock options, the individual’s exercise of such stock options and the resulting acquisition of shares of stock; and (B) as to PSUs, RSUs and similar interests: (i) a determination that the performance goals or factors that must be satisfied to allow for the exchange of such PSUs, RSUs or similar interests for shares of stock have been met and (ii) such exchange is then implemented. A valuation formula for purposes of annual compliance testing under these requirements provides that shares of the Company’s Common Stock will be “valued” for such purpose at the greater of (A) their actual cost basis, for shares purchased by a Non-Employee Director or executive officer, (B) the tax basis for shares awarded to Non-Employee

Directors and executive officers on a compensatory basis or (C) the average value of the Company’s Common Stock for the calendar year preceding the year in which such testing occurs, determined by using the average of the closing prices of the Company’s Common Stock on the NYSE on each trading day in the preceding calendar year. Further, any exceptions to the required minimum stock ownership levels for any Non-Employee Director or executive officer will be subject to review and discretionary approval by the Chairman of the Board’s Compensation Committee (or by the Chairman of the Nominating/Corporate Governance Committee, if such exception involves the Chairman of the Compensation Committee).

Changes in Director’s Principal Occupation or Business Association – a policy statement that provides that when the principal occupation or business association of a member of the Board of Directors changes substantially from the position he or she held at the time of their most recent election to the Board, such director shall promptly notify, in writing, the Chairperson of the Nominating/Corporate Governance Committee (or the other members of the Nominating/Corporate Governance Committee, if such affected director is the Chairperson). The Nominating/Corporate Governance Committee shall then review – with the affected director abstaining if he or she is a member – whether it is appropriate and in the best interests of the Company to allow the continued participation of such director as a member of the Board of Directors of the Company. If the Nominating/Corporate Governance Committee recommends that such director should no longer serve as a member of the Board of Directors of the Company as a result of such change, and the full Board of Directors (excluding the director at issue) ratifies such recommendation, then the Board of Directors shall request that the affected director submit a letter of resignation.

Initial Term of Director Appointed to Fill a Board Vacancy – a policy statement that provides that any director appointed by the Board of Directors of the Company to fill a vacancy created by the departure of another director shall serve only until the next regularly scheduled annual meeting of the Company’s shareholders. In order for such director to continue to serve thereafter, he or she must be nominated and duly elected for another full term.

Executive Sessions for Independent Directors

In accordance with the NYSE Rule 303A.03, the Independent Directors of the Company meet from time to time in scheduled executive sessions without management participation. Currently, these executive sessions are chaired by David J. Contis in his capacity as Non-Executive Chairman of the Board. The Independent Directors met in four executive sessions during 2023.

Board Leadership Structure

Our Board of Directors has no formal policy with respect to the separation of the offices of Chairman and Chief Executive Officer. Pursuant to the terms of the Plan and concurrently with the November 1, 2021 Effective Date, Jonathan M. Heller became Non-Executive Chairman of the Board of Directors. David J. Contis succeeded Mr. Heller as Non-Executive Chairman of the Board in conjunction with Mr. Heller’s resignation in January 2023.

In connection with each of these changes to the structure of Company’s Board leadership, our Board of Directors also has considered the strong, ongoing leadership and oversight role played by the Company’s Independent Directors, which may be summarized as follows:

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Historically a majority of our Board has been comprised of Independent Directors at all times, in keeping with the listing requirements of the NYSE, and six of the seven current nominees for re-election to the Company’s Board are Independent Directors as described above.
•
The Independent Directors are a sophisticated group of professionals, a majority of whom have significant experience in the commercial real estate industry in addition to possessing a variety of other expertise and skills, and many of whom either are currently, or have been, leaders of major companies or institutions.
•
Our Board has established three standing Committees composed solely of Independent Directors — the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee — each with a different Committee chair, and each with responsibility for overseeing key aspects of CBL’s corporate governance (see “Board of Directors Meetings and Committees” below).

•
As described above, the Independent Directors regularly meet in executive sessions without the presence of management, with the Non-Executive Chairman of the Board presiding over such sessions.
•
The Independent Directors, as well as our full Board, have complete access to the Company’s management team. The Board and its committees receive regular reports from management on the business and affairs of the Company and related strategic planning considerations.
•
Under the Company’s Corporate Governance Guidelines, all Company directors have full access to the executive officers of the Company (including the Company’s Chief Legal Officer), the Company’s independent counsel, independent registered public accountants, and any other advisors that the Board or any director deems necessary or appropriate.

Board Diversity

The Board values diversity and believes that having a diverse Board is a competitive advantage that will make our Company stronger over time. We believe it is important to routinely assess the composition of the Board with a goal of striking a balance between the knowledge and understanding of the business that comes from longer-term service on the Board and the fresh ideas and perspective that can come from adding new members. We consider all dimensions of diversity in selecting directors (as summarized below for our current Director Nominees), including race, gender, sexual orientation, depth and breadth of professional and life experiences, and ethnic background and will continue to pursue opportunities to improve Board diversity.

Average Director Age: 60.3 years Average Tenure: 6.1 years Independence: 86%

Gender Diversity: 14% Racial/Ethnic Diversity: 29%

Board and Management Role in Risk Oversight

Assessing and managing risk is the responsibility of the management of our Company. Our Board is responsible for overseeing our risk management. The Board administers its risk oversight function through (1) the review and discussion of regular periodic reports to the Board and its committees on topics relating to the risks that the Company faces, including, among others, market conditions, tenant concentrations and credit worthiness, leasing activity, the status of current and anticipated development projects, compliance with debt covenants, management of debt maturities, access to debt and equity capital markets, environmental and social matters, cybersecurity risks and threat mitigation related to our technology and information systems, existing and potential legal claims against the Company and various other matters relating to the Company’s business; (2) the required approval by the Board of Directors of significant transactions that entail the expenditure of funds or incurrence of debt or liability in amounts in excess of certain threshold dollar amounts; (3) the review and discussion of regular periodic reports to the Board and its committees from the Company’s independent registered public accountants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes; and (4) the direct oversight of specific areas of the Company’s business by the Compensation, Audit and Nominating/Corporate Governance Committees.

In addition, under its charter, the Audit Committee is specifically responsible for reviewing and discussing management’s policies with respect to risk assessment and risk management. The Company’s Director of Internal Audit meets regularly in executive sessions with the Audit Committee (at least quarterly and more frequently if necessary), for discussions of the Company’s oversight of risk through the internal audit function, including an annual review of the Company’s internal audit plan, which is focused on significant areas of financial, operating, and compliance risk, and periodic updates on the results of completed internal audits of these significant areas of risk. The Audit Committee also monitors the Company’s SEC disclosure compliance, and any related reporting risks, and receives regular reports from the Company’s Compliance Committee which assists the Audit Committee in exercising certain oversight responsibilities concerning the Company’s use of interest rate hedging instruments to manage our exposure to interest rate risk (including but not limited to entering swaps for such purpose and the exemption of any such swaps from applicable execution and clearing requirements).

Cybersecurity Risk Oversight and Mitigation

As part of its regular oversight of risk management, the Audit Committee also is responsible for the oversight of cybersecurity risk and threat mitigation related to our information technology and information systems, including protection and security of employee and customer data. Our Vice President – Technology Solutions is responsible for the day-to-day management of our cybersecurity program and reports directly to our President. The Audit Committee is responsible for overseeing cybersecurity risks, and Management reports to the Audit Committee on the Company’s cybersecurity program, current cybersecurity projects and industry trends and efforts to mitigate cybersecurity risk on at least a semi-annual basis. Additional information concerning the Company’s cybersecurity risk management and mitigation programs is set forth in Item 1C – Cybersecurity, contained in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC, that accompanies this Proxy Statement.

Communicating With the Board of Directors

The Company provides a process for shareholders and other interested parties to send communications to the Board or any of our directors. Such persons may send written communications to the Board or any of the directors c/o CBL Investor Relations, CBL Properties, 2030 Hamilton Place Blvd., Suite 500, CBL Center, Chattanooga, Tennessee, 37421-6000. All communications will be compiled by the Company’s Executive Vice President – Chief Operating Officer and submitted to the Board or to the individual director(s) to whom such communication is addressed. It is the Company’s policy that all directors attend the Annual Meeting unless they are prevented from attending due to scheduling conflicts or important personal or business reasons; provided, however, it is the Company’s policy that a majority of the directors (including a majority of the Company’s Independent Directors) attend each Annual Meeting. Except for Robert G. Gifford, who was traveling internationally at the time, all of the other then-current directors of the Company attended the virtual 2023 Annual Meeting of Shareholders.

Code of Business Conduct and Ethics

Our Board has adopted a Fourth Amended and Restated Code of Business Conduct and Ethics (the “Code of Business Conduct”) that applies to all directors, officers and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct is available in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com, or at no charge by directing a written request for a copy to the Company at CBL Properties, CBL Center, Suite 500, 2030 Hamilton Place Blvd., Chattanooga, Tennessee 37421-6000, Attention: CBL Investor Relations. The purpose of the Code of Business Conduct is to provide a codification of standards that is reasonably designed to deter wrongdoing and to promote accountability for and adherence to the standards of the Code, including honest and ethical conduct, as well as the prompt internal reporting to an appropriate person or persons of violations of the Code; the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in the Company’s filings with the SEC and in other public communications by the Company; and compliance with all applicable rules and regulations that apply to the Company and to its directors, officers and employees. On at least an annual basis, all employees and Directors of the Company are required to reaffirm their understanding of and willingness to comply with this Code by acknowledging such in writing or in a secure electronic form.

Environmental, Social and Governance Issues (ESG)

CBL’s ESG Team was established in 2021 to advance and sharpen the Company’s focus on sustainability, social and corporate governance, as well as on ESG reporting. In 2023, with the addition of a dedicated ESG officer to our leadership team, we updated our approach to ESG governance. We have changed our ESG Team to an ESG Executive Steering Committee. The Executive Steering Committee is sponsored by our Chief Operating Officer and chaired by the Vice President – ESG. The Committee members represent key departments such as Operations, Management, Communications, Accounting, People and Culture and Technology Solutions. The Committee meets quarterly and provides direction, feedback, guidance, and resourcing for the company’s ESG strategy. Oversight of CBL’s ESG initiatives is the responsibility of the Nominating/Corporate Governance Committee of CBL’s Board of Directors, which receives reports on at least a bi-annual basis.

CBL believes that we should embrace corporate responsibility, promoting a culture of accountability, fairness, and transparency in how we manage our relationships with investors, team members, tenants, and partners. We have a comprehensive set of policies and procedures that govern the activities of the group, including:

SOCIAL POLICIES: CBL sets standards on diversity and equal opportunity employment, worker rights, discrimination, stakeholder engagement, employee performance and career development, human rights and workplace accountability, freedom of association, and labor practices.

GOVERNANCE POLICIES: CBL maintains standards and policies on bribery and corruption, data protection & privacy, cybersecurity, executive compensation, fiduciary duty, fraud, political contributions, whistleblower protection, internal audit, and risk management.

SUSTAINABILITY POLICIES: CBL maintains policies outlining CBL’s commitment and programs related to sustainable building practices, sustainable property management, and is implementing green lease language in new lease contracts.

Environmental Programs

The Company is committed to reducing waste through the use of environmentally friendly materials, domestic products, and the implementation of green building practices in our new development projects, redevelopments and renovations.

As part of our ongoing commitment to reducing our overall environmental impact, in 2023 we published our first ESG Update report, which highlighted our activities and achievements in 2022 and for a portion of 2023. We also published a Sustainable Development Policy, which helps guide the way we approach development and redevelopment. Additionally, after initially working with a third-party consultant, in 2023 we made the decision to bring the tracking of our consumption data in-house. In 2024, we are working to implement an ESG data management program, which will help us utilize this data to better measure and report portfolio consumption. During 2023, we completed seven new energy efficient lighting projects, which resulted in an estimated additional 4.05 million KwH savings annually. Additionally, we expanded existing partnerships and formed new partnerships with electric vehicle charging providers and increased the number of available charging stations to 129 across 18 properties. We are continuing to actively evaluate solar power pilot programs.

Social Programs

We believe that we are stronger as a team and that collectively we can make an even bigger positive impact on our communities. CBL Cares, a team-member-led program that launched in 2012, gives our team the opportunity to do just that by contributing financially to a CBL Cares fund and contributing significant additional support through volunteer efforts, as discussed below. The CBL Cares committee reviews applications from non-profit organizations as well as recommendations from other team members and provides financial support to a wide array of organizations that work to meet the diverse needs of our communities. Through CBL Cares, each team member is provided 16 hours per year of volunteer time, making it easy for them to give of their time and expertise to an organization that means the most to them.

In 2023, CBL team members volunteered 947 hours with non-profit organizations through our CBL Cares volunteer program, an increase over 2022. In total, through volunteer hours, corporate donations and CBL Cares funds, we provided support valued at nearly $200,000 to organizations across our portfolio that work to meet the diverse needs of our communities. Lastly, through our annual United Way workplace campaign, our team contributed more than $117,500 to United Way.

Diversity, Equity, Inclusion and Belonging

CBL has long valued an inclusive and welcoming environment for our team members and the communities we serve. We are committed to a workplace free from discrimination and harassment, and we value the diverse perspectives, backgrounds, and experiences that we derive from our team, our tenants and our customers.

Over the last few years, CBL has taken steps to enhance its efforts around creating a culture of inclusion and belonging and in 2023 we made significant progress in several areas. Internally, CBL Community, which we launched in 2021, organized eight in-person or hybrid trainings and Fireside Chats to help educate and inform CBL team members on various aspects of diversity. These events allow the CBL team to hear directly from their fellow team members as well as subject matter experts on topics such as racial bias, anxiety, grief, LGBTQ+ issues, and the intergenerational workplace. We introduced the Fireside Chat Forum, which gives team members an opportunity to participate in small-group conversations about the topics covered during Fireside Chats. We also published four educational resource guides for our team members and hosted an MLK day speaker and service project. In the first quarter of 2023, the entire CBL team participated in unconscious bias training.

Externally, our efforts over the past year have been focused on diversifying our tenant mix. In 2023, we hosted seven small business expos including black-owned, women-owned and veteran-owned business expos, and continued our work with Open to All, an organization focused on eliminating racial bias in the retail industry. In an effort to expand our recruiting outreach, we continued our partnership with Transition Overwatch, which targets Veterans. We also partnered with Project Destined, which targets underrepresented groups in our industry to host an intern in our Marketing Department and participated in Chattanooga-based STEP-UP internship program to offer two internship roles to underrepresented area high school students. As we further execute on our diversity and inclusion strategic plan, in 2024, we will continue to provide training opportunities for our entire team. We will continue and work to expand our small business expos program. We will host additional Fireside Chat events on a regular basis and work to introduce new education opportunities and programs.

Our People

We believe our people are critical to the success of our company, and we are committed to providing a work environment that attracts, develops, and retains high-performing team members. In addition to competitive compensation and benefits, we believe investing in the ongoing development of our team is critical to the success of the organization and the overall wellbeing of our team members. In 2023, we held our CBL U Leadership Conference, which provided our team with several learning opportunities as well as a chance to network with teammates and external vendors.

Other training opportunities provided throughout the year included participation in various leadership programs as well as ad hoc training programs on topics such as career development and skills training; health, well-being, and safety; DEIB; cybersecurity, and more. Team members may also utilize our tool for self-guided learning and on-demand educational content across a variety of topics. Our team members dedicated a total of 6,885 hours to training and development over the course of 2023, which included company-wide annual required ethics and cybersecurity training.

In 2023, we completed our annual employee engagement assessment. The survey netted a 77% response rate and secured CBL Great Place to Work Certification™, with 95% of employees saying it is a great place to work. We are proud of the culture we have created at CBL and are very gratified to have our hard work recognized with this prestigious designation.

More information on our sustainability, diversity and inclusion, social responsibility, community involvement and employee engagement initiatives is available on dedicated web pages at www.cblproperties.com/esg-commitment/overview. The information on our web site is not, and should not be considered to be, a part of this Proxy Statement.

Board of Directors’ Meetings and Committees

The Company’s Board of Directors met five times during 2023. Each director attended more than 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of Board committees on which the director served at the time during 2023.

Our Board of Directors has established standing Audit, Compensation and Nominating/ Corporate Governance Committees, as described in more detail below. Copies of each of the three committee charter documents referenced below are available and can be accessed in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com, or at no charge by written request to CBL Investor Relations at the address provided above.

Additional information with respect to the three standing committees of the Company’s Board of Directors is as follows:

The Audit Committee

Current Members:

Marjorie L. Bowen (Chair)

David J. Contis

Robert G. Gifford

Michael A. Torres

2023 Committee
Actions:

5 meetings

Governing Document:

Second Amended and Restated Charter adopted August 14, 2013

The Audit Committee is responsible for the engagement of the independent auditors and the plans and results of the audit engagement. The Audit Committee approves audit and non-audit services provided by the independent auditors and the fees for such services and reviews the adequacy of the Company’s internal accounting controls as well as the Company’s accounting policies and results and management’s policies with respect to risk assessment and risk management, including oversight of cybersecurity risk and threat mitigation related to our information technology and information systems. The Audit Committee also exercises certain oversight responsibilities concerning the Company’s use of interest rate hedging instruments to manage our exposure to interest rate risk (including but not limited to entering swaps for such purpose and the exemption of any such swaps from applicable execution and clearing requirements).

The Board of Directors has determined that each member of the Audit Committee is an Independent Director pursuant to the independence requirements of Sections 303A.02 and 303A.07(b) of the listing standards of the NYSE as currently applicable, and also has determined that each of Marjorie L. Bowen, David J. Contis, Robert G. Gifford and Michael A. Torres qualify as an “audit committee financial expert” as such term is defined by the SEC.

The Compensation Committee

Current Members:

Robert G. Gifford (Chair)

David M. Fields

Jeffrey A. Kivitz

Michael A. Torres

2023 Committee
Actions:

3 meetings

Governing Document:

Second Amended and Restated Charter adopted
November 10, 2022

The Compensation Committee generally reviews and approves compensation programs and, specifically, reviews and approves salaries, bonuses, stock awards and stock options for officers of the Company of the level of executive president or higher. The Compensation Committee administers the CBL & Associates Properties, Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”), but typically has delegated the responsibility for routine, ministerial functions related to such plan and its predecessor plans, such as the documentation and record-keeping functions concerning awards issued under such plans, to employees in the Company’s accounting and finance departments, with assistance from Company counsel. The Compensation Committee also approves and oversees the Annual Incentive Plan and Long-Term Incentive Program components of the Company’s incentive programs for its Named Executive Officers. The Compensation Committee engages the independent compensation consulting firm Ferguson Partners Consulting, L.P. (“Ferguson”) to provide assistance and advice on the composition and components of the Company’s executive compensation. The discussion herein under the section entitled “Executive Compensation – Compensation Discussion and Analysis,” together with the section entitled “Director Compensation,” provides additional information concerning the Compensation Committee’s processes and procedures for setting director and executive officer compensation.

The Board of Directors has determined that each member of the Compensation Committee is an Independent Director pursuant to the independence requirements of Sections 303A.02 and 303A.05(a) of the listing standards of the NYSE as currently applicable.

The Nominating/Corporate Governance Committee
Current Members: David M. Fields (Chair) Marjorie L. Bowen Jeffrey A. Kivitz 2023 Committee Actions: 5 meetings Governing Document: Second Amended and Restated Charter adopted November 11, 2021

The Nominating/Corporate Governance Committee reviews and makes recommendations to the Board of Directors regarding various aspects of the Board of Directors’ and the Company’s governance processes and procedures. The Nominating/Corporate Governance Committee also evaluates and recommends candidates for election to fill vacancies on the Board, including consideration of the renominations of members whose terms are due to expire. As an additional element of its primary responsibilities, the Nominating/Corporate Governance Committee provides assistance and oversight concerning the Company’s responsibilities, initiatives and programs involving ESG matters.

The Nominating/Corporate Governance Committee requires a majority of the Company’s directors to be “independent” in accordance with applicable requirements of the rules of the SEC and NYSE (including certain additional independence requirements for Audit Committee and Compensation Committee members). A set of uniform Director Independence Standards, which was used in making all such Independent Director determinations, is included in the Company’s Corporate Governance Guidelines, a copy of which is available in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com. In addition, and as part of the evaluation of potential candidates, the Nominating/Corporate Governance Committee considers the breadth of a candidate’s business and professional skills and experiences, reputation for personal integrity, and ability to devote sufficient time to Board service, as well as the Company’s needs for particular skills, insight and/or talents on the Board of Directors. While the Company has no related, formal policy, both the Nominating/Corporate Governance Committee and the Board consider diversity in identifying director nominees, to assist in achieving a mix of Board members that represents a diversity of perspective, background, gender, ethnicity and experience. For incumbent directors, the Nominating/Corporate Governance Committee reviews such directors’ overall service during their term, including the number of meetings attended, level of participation and quality of performance.

The Nominating/Corporate Governance Committee will consider candidates for Board of Directors’ seats proposed by shareholders. Any such proposals should be made in writing to CBL Properties, 2030 Hamilton Place Blvd., Suite 500, CBL Center, Chattanooga, Tennessee, 37421-6000, Attention: Corporate Secretary, and must be received no later than December 23, 2024, in order to be considered for inclusion in the Company’s proxy statement for the 2025 Annual Meeting. In order to be considered by the Nominating/Corporate Governance Committee, any candidate proposed by shareholders will be required to submit appropriate biographical and other information equivalent to that required of all other director candidates, including consent to an initial background check. The Nominating/Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates on the criteria set forth above regardless of whether the candidate was recommended by a shareholder or by the Company. As noted above, during 2023 Mr. Torres was recommended to the Nominating/Corporate Governance Committee and Board for consideration by the Company’s Non-Executive Chairman of the Board and by the Chief Executive Officer.

The Board of Directors has determined that each member of the Nominating/Corporate Governance Committee is an Independent Director pursuant to the independence requirements of Sections 303A.02 of the listing standards of the NYSE as currently applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information available to the Company as of April 8, 2024, with respect to the ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer of the Company, as defined below, and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person named below has sole investment and voting power with respect to the securities shown. Except as otherwise indicated, the address of each beneficial owner of more than 5% of the outstanding Common Stock is the Company’s address.

	Number of Shares(1)	Rule 13d-3 Percentage(1)	Fully Diluted Percentage(2)
Canyon Capital Advisors LLC (3) 2728 North Harwood Street, 2nd Floor Dallas, TX 75201	8,466,294	26.5%	26.5%
Oaktree Capital Management (4) 333 S. Grand Avenue, 28th Floor Los Angeles, CA 90007	3,983,967	12.5%	12.5%
Strategic Value Partners, LLC and related entities (5) 100 West Putnam Avenue Greenwich, CT 06830	3,260,400	10.2%	10.2%
Howard Amster and related entities (6) 7681 Olympia Drive West Palm Beach, FL 33411-5785	2,327,601	7.3%	7.3%
BlackRock, Inc. (7) 50 Hudson Yards New York, NY 10001	1,993,143	6.2%	6.2%
The Vanguard Group, Inc. (8) 100 Vanguard Blvd. Malvern, PA 19355	1,802,911	5.6%	5.6%
Cetus Capital VI, L.P. and related entities (9) 8 Sound Shore Drive, Suite 303 Greenwich, CT 06830	1,744,602	5.5%	5.5%
Stephen D. Lebovitz (10)	352,397	1.1%	1.1%
Benjamin W. Jaenicke (11)	54,423	*	*
Michael I. Lebovitz (12)	87,367	*	*
Jeffery V. Curry (13)	91,620	*	*
Katie A. Reinsmidt (14)	89,698	*	*
Marjorie L. Bowen (15)	26,077	*	*
David J. Contis (16)	70,522	*	*
David M. Fields (17)	18,577	*	*
Robert M. Gifford (18)	18,577	*	*
Jeffrey A. Kivitz (19)	10,243	*	*
Michael A. Torres (20)	5,215	*	*
All executive officers and directors and director nominees (16 persons) as a group (21)	986,506	3.1%	3.1%

* Less than 1%

(1) The Company conducts all of its business activities through the Operating Partnership. Pursuant to the Fifth Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership (the “Operating Partnership Agreement”), each of the partners of the Operating Partnership has the right, pursuant to the exercise of CBL Rights as described above, to exchange all or a portion of such partner’s Common Units or Special Common Units (as applicable) in the Operating Partnership for shares of Common Stock or their cash equivalent, at the Company’s election. Under the terms of Rule 13d-3 promulgated under the Exchange Act, shares of Common Stock that may be acquired within 60 days are deemed outstanding for purposes of computing the percentage of Common Stock owned by a shareholder. Therefore, for purposes of Rule 13d-3 of the Exchange Act, percentage ownership of the Common Stock is computed based on the sum of (i) 31,960,508 shares of Common Stock actually outstanding as of April 8, 2024 (excluding treasury shares) and (ii) as described in the accompanying footnotes, each individual’s or entity’s share (if applicable) of 5,298 shares of Common Stock that may be acquired upon exercise of CBL Rights by the individual or entity whose percentage of share ownership is being computed (but not taking account of the exercise of CBL Rights by any other person or entity). Amounts shown were determined without regard to applicable ownership limits contained in the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”).

(2) The Fully-Diluted Percentage calculation is based on (i) 31,960,508 shares of Common Stock outstanding (excluding treasury shares) and (ii) assumes the full exercise of all CBL Rights for shares of Common Stock by all holders of Common Units and Special Common Units of the Operating Partnership (in each case, without regard to applicable ownership limits), for an aggregate of 31,965,806 shares of Common Stock.

(3) In a Schedule 13D/A filed on August 10, 2022 (the “Canyon 13D”) by Canyon Capital Advisors LLC (“CCA”), Mitchell R. Julis and Joshua S. Friedman, as supplemented by additional information reported in a SEC Form 4 filed September 22, 2023 (collectively, the “Canyon Reports”): (i) CCA reported that it beneficially owns, and has sole voting power and sole dispositive power with respect to, 8,466,294 shares of Common Stock; (ii) Mr. Julis and Mr. Friedman each may be deemed to beneficially own and have shared voting power and shared dispositive power over all of the shares reported in the Canyon Reports, by virtue of the fact that they manage CCA and control entities which own 100% of CCA; and (iii) CCA is an investment advisor, direct or indirect, to various managed accounts, including those listed in the Canyon Reports, with the right to receive, or the power to direct receipt of, dividends from, or the proceeds from the sale of the securities held by, such managed accounts.

(4) In a Schedule 13D/A filed on April 22, 2022 (the “Oaktree 13D”), Oaktree Capital Management and several of its related parties reported ownership of an aggregate of 3,983,967 shares of Common Stock held directly by OCM Xb CBL-E Holdings, LLC (“Xb CBL-E”). Xb CBL-E reported having sole voting power and sole dispositive power over all of such shares. The Oaktree 13D further disclosed that the following additional parties joined in the filing in the following capacities: (a) Oaktree Fund GP, LLC (“Fund GP”) as the general partner of Xb CBL‑E; (b) Oaktree Fund GP I, L.P. (“GP I”) as the managing member of Fund GP; (c) Oaktree Capital I, L.P. (“Capital I”) as the general partner of GP I; (d) OCM Holdings I, LLC (“Holdings I”) is the general partner and a limited partner of Capital I; (e) Oaktree Holdings, LLC (“Holdings”) as the managing member of Holdings I; (f) Oaktree Capital Group, LLC (“OCG”) as the managing member of Holdings; (g) Oaktree Capital Group Holdings GP, LLC (“OCGH GP”) as the indirect owner of the class B units of OCG; (h) Brookfield Asset Management Inc. (“BAM”) as the indirect owner of the class A units of OCG; and (i) BAM Partners Trust (“BAM Partnership”) as the sole owner of Class B Limited Voting Shares of BAM. Each of Fund GP, GP I, Capital I, Holdings I, Holdings, OCG, OCGH GP, BAM and BAM Partnership also reported having sole voting power and sole dispositive power over the shares held directly by Xb CBL-E.

(5) In a Schedule 13D filed on September 1, 2022 (the “Strategic Value Partners 13D”), as supplemented by additional information reported in a SEC Form 4 filed November 13, 2023 (collectively, the “Strategic Value Partners Reports”), Strategic Value Partners, LLC and several of its affiliates reported ownership of an aggregate of 3,243,989 shares of Common Stock, consisting of shares held directly by the following entities, each of which reported having shared voting power and shared dispositive power over all of such entity’s reported shares:

Entity Identified as Holding Shares Directly	No. of Shares
Strategic Value Capital Solutions Offshore Fund, L.P. (“Capital Solutions Offshore Fund”)	409,305
Strategic Value Capital Solutions Offshore Fund, L.P. (“Capital Solutions Fund”)	138,796
Strategic Value Sullivan Offshore Fund, L.P. (“Sullivan Offshore Fund”)	48,615
Strategic Value Opportunities Fund, L.P. (“Opportunities Fund”)	129,428
Strategic Value Special Situations Offshore Fund IV, L.P. (“Special Situations Offshore Fund IV”)	753,111
Strategic Value Special Situations Fund IV, L.P. (“Special Situations Fund IV”)	296,095
Strategic Value Special Situations Offshore Fund V, L.P. (“Special Situations Offshore Fund V”)	848,997
Strategic Value Special Situations Fund V, L.P. (“Special Situations Fund V”)	490,906
Strategic Value Excelsior Fund, L.P. (“Excelsior Fund”)	129,394

Entity Identified as Holding Shares Directly	No. of Shares
Strategic Value Capital Solutions Master Fund L.P.	4,052
Strategic Value Special Situations Master Fund IV, L.P.	2,589
Strategic Value Special Situations Master Fund V, L.P.	9,112
TOTAL REPORTED HOLDINGS	3,260,400

The Strategic Value Partners 13D further disclosed that the following additional parties joined in the filing in the following capacities: (a) SVP Capital Solutions LLC (“SVP Capital Solutions”) as the investment manager of Capital Solutions Offshore Fund, Capital Solutions Fund and Sullivan Offshore Fund (Series 1); (b) SVP Special Situations III-A LLC (“SVP Special Situations III-A”) as the investment manager of Opportunities Fund; (c) SVP Special Situations IV LLC (“SVP Special Situations IV”) as the investment manager of Special Situations Offshore Fund IV and Special Situations Fund IV; (d) SVP Special Situations V LLC (“SVP Special Situations V”) as the investment manager of Special Situations Offshore Fund V, Special Situations Fund V and Sullivan Offshore Fund (Series 2); (e) SVP Excelsior Management LLC (“SVP Excelsior”) as the investment manager of Excelsior Fund; (f) Strategic Value Partners LLC (“Strategic Value Partners”) as the managing member of SVP Capital Solutions, SVP Special Situations III-A, SVP Special Situations IV, SVP Special Situations V and SVP Excelsior; and (g) Victor Khosla (“Mr. Khosla”) as an individual who holds indirect majority ownership and control with respect to Strategic Value Partners and also serves as the Chief Investment Officer of Strategic Value Partners. Each of SVP Capital Solutions, SVP Special Situations III-A, SVP Special Situations IV, SVP Special Situations V and SVP Excelsior reported having shared voting power and shared dispositive power over the shares held by the respective entities for which each such entity serves as investment manager as described above. Pursuant to the Strategic Value Partners Reports, each of Strategic Value Partners (as managing member of each of the entities indicated above) and Mr. Khosla reported having shared voting power and shared dispositive power over the aggregate of 3,260,400 shares held directly by the twelve funds listed in the table above.

(6) In a Schedule 13D filed on March 14, 2023 (the “Amster 13D”), Howard Amster and eighteen other related entities reported ownership of an aggregate of 2,327,601 shares of Common Stock, consisting of shares held directly as follows:

Entity Identified as Holding Shares Directly	No. of Shares
Howard Amster (individually)	1,485,909
Ramat Securities Ltd. LLC	108,153
Pleasant Lake Apartments Corp.	506
Pleasant Lake Apts. Limited Partnership	350,318
Pleasant Lake Skoien Investments LLC	75,567
Laughlin Holdings LLC	101,935
Amster Limited Partnership (“Amster LP”)	8,257
Howard M. Amster Foundation (“Amster Foundation”)	2,348
Samuel J. Heller Trust U/A dated 8/7/2002 (the “Heller Trust)	2,430
Howard Amster 2005 Charitable Remainder Unitrust U/A dated 1/11/2005 (the “Amster 2005 Charitable Trust”)	439
Howard Amster 2019 Charitable Remainder Unitrust Nos. 1, 2, 3, 4, 5 and 7, each U/A dated 5/20/2019 (aggregate holdings) (collectively, the “Amster 2019 Charitable Trusts”)	3,511
Howard Amster 2021 Charitable Remainder Unitrust #1 U/A dated 8/10/2021 (the “Amster 2021 Charitable Trust #1”)	177
Howard Amster 2005 Charitable Remainder Unitrust #3 U/A dated 11/23/2021 (the “Amster 2021 Charitable Trust #3”)	165,836
Howard Amster 2022 Charitable Remainder Unitrust #1 U/A dated 3/9/2022 (the “Amster 2022 Charitable Trust #1”)	22,215
TOTAL REPORTED HOLDINGS	2,327,601

The Amster 13D reported that Mr. Amster has shared voting power and shared dispositive power with respect to 2,430 reported shares held by the Heller Trust, in his capacity as one of three trustees, and that he may be deemed, in the aggregate, to have sole voting and sole dispositive power with respect to 2,325,171 of the reported shares. The Amster 13D reported that this total includes the following shares as to which Mr. Amster has sole voting power and sole investment power: shares held by Mr. Amster individually and shares held by Ramat Securities Ltd., in his capacity as authorized representative and majority member. The Amster 13D also reported that such total includes the following shares as to which Mr. Amster may be deemed to have sole or shared voting power and sole or shared dispositive power: (i) shares held by Pleasant Lake Apartments Corp., Pleasant Lake Apts. Limited Partnership, Laughlin Holdings, LLC and Pleasant Lake Skoien Investments LLC, in his capacity as President of Pleasant Lake Apartments Corp. which serves as the General Partner of Pleasant Lake Apts. Limited Partnership

and as the Manager of Laughlin Holdings, LLC and Pleasant Lake Skoien Investments LLC; (ii) shares held by Amster LP (in his capacity as General Partner); (iii) shares held by Amster Foundation (in his capacity as President); and (iv) in his capacity as sole trustee, shares held by the Amster 2005 Charitable Trust, the Amster 2019 Charitable Trusts, the Amster 2021 Charitable Trust #1, the Amster 2021 Charitable Trust #3 and the Amster 2022 Charitable Trust #1.

(7) In a Schedule 13G/A filed on February 6, 2024, Cetus Capital VI, L.P. and three other related entities reported ownership, as of December 31, 2023, of an aggregate of 1,744,602 shares of Common Stock, consisting of: (i) 543,773 shares held by Cetus Capital VI, L.P. with sole voting power and sole dispositive power; (ii) 133,916 shares held by Littlejohn Opportunities Master Fund LP with sole voting power and sole dispositive power; (iii) 1,042,378 shares held by OFM II, L.P. with sole voting power and sole dispositive power; and (iv) 24,535 shares held by VSS Fund, LP with sole voting power and sole dispositive power.

(8) In a Schedule 13G filed on January 29, 2024 by BlackRock, Inc. (“BlackRock”), BlackRock reported that as of December 31, 2023, it beneficially owned 1,993,143 shares of Common Stock in its capacity as a parent holding company or control person with respect to the entities listed in Exhibit A thereto. BlackRock reported that it possessed sole dispositive power with respect to all of such shares of Common Stock, and sole voting power with respect to 1,953,986 of such shares of Common Stock.

(9) In a Schedule 13G/A filed on February 13, 2024 by The Vanguard Group, Inc. (“Vanguard”), Vanguard reported that as of December 29, 2023, it beneficially owned 1,802,911 shares of Common Stock, in its capacity as investment adviser to various investment companies registered under the Investment Company Act of 1940, as amended, and other managed accounts that have the right to receive or the power to direct the receipt of dividends from, or proceeds from the sale of, such shares. Vanguard reported it possesses shared voting power with respect to 40,132 of such shares, sole dispositive power with respect to 1,748,229 of such shares and shared dispositive power with respect to 54,682 of such shares.

(10) Includes (i) 163,660 shares of unrestricted Common Stock owned directly; (ii) 188,441 shares of restricted Common Stock that Stephen D. Lebovitz received under the 2021 Equity Incentive Plan; and (iii) 296 shares of Common Stock owned by a trust, as to which Mr. Lebovitz serves as trustee, for the benefit of the children of one of his brothers (of which Mr. Lebovitz disclaims beneficial ownership).

(11) Includes 54,423 shares of restricted Common Stock that Mr. Jaenicke received under the 2021 Equity Incentive Plan.

(12) Includes (i) 42,579 shares of unrestricted Common Stock owned directly; (ii) 44,220 shares of restricted Common Stock that Michael I. Lebovitz received under the 2021 Equity Incentive Plan; (iii) 10 shares owned by Mr. Lebovitz’ wife; and (iv) 558 shares owned by trusts, as to which Mr. Lebovitz serves as trustee, for the benefit of the children of two of his brothers (of which Mr. Lebovitz disclaims beneficial ownership).

(13) Includes (i) 47,400 shares of unrestricted Common Stock owned directly (including 21,094 shares which Mr. Curry holds in a joint account with his wife, as to which Mr. Curry has shared voting and dispositive power) and (ii) 44,220 shares of restricted Common Stock that Mr. Curry received under the 2021 Equity Incentive Plan.

(14) Includes (i) 45,478 shares of unrestricted Common Stock owned directly and (ii) 44,220 shares of restricted Common Stock that Ms. Reinsmidt received under the 2021 Equity Incentive Plan.

(15) Includes (i) 20,862 shares of unrestricted Common Stock owned directly and (ii) 5,215 shares of restricted Common Stock granted to Ms. Bowen under the 2021 Equity Incentive Plan.

(16) Includes (i) 40,307 shares of unrestricted Common Stock owned directly and (ii) 30,215 shares of restricted Common Stock granted to Mr. Contis under the 2021 Equity Incentive Plan.

(17) Includes (i) 13,362 shares of unrestricted Common Stock owned directly and (ii) 5,215 shares of restricted Common Stock granted to Mr. Fields under the 2021 Equity Incentive Plan.

(18) Includes (i) 13,362 shares of unrestricted Common Stock owned directly and (ii) 5,215 shares of restricted Common Stock granted to Mr. Gifford under the 2021 Equity Incentive Plan.

(19) Includes (i) 5,028 shares of unrestricted Common Stock owned directly and (ii) 5,215 shares of restricted Common Stock granted to Mr. Kivitz under the 2021 Equity Incentive Plan.

(20) Includes 5,215 shares of restricted Common Stock granted to Mr. Torres under the 2021 Equity Incentive Plan.

(21) Includes an aggregate of (i) 467,257 shares of unrestricted Common Stock beneficially owned directly or indirectly by members of such group and (ii) 519,249 shares of restricted Common Stock that members of such group received under the 2021 Equity Incentive Plan.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon the Company’s review of copies of such reports furnished to it through the date hereof, or written representations that no other reports were required to be filed, the Company believes that during the fiscal year ended December 31, 2023 all officers, directors and ten percent shareholders complied with the filing requirements applicable to them, except for one Form 4 report covering one transaction filed late by Benjamin W. Jaenicke.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis reviews the factors, objectives and policies underlying each element of compensation paid for fiscal year 2023, and certain elements of our 2024 compensation program, for the following five individuals who are “named executive officers” as determined under SEC rules (the “Named Executive Officers” or “NEOs”):

Named Executive Officer	Title
Stephen D. Lebovitz	Chief Executive Officer
Benjamin W. Jaenicke	Executive Vice President – Chief Financial Officer and Treasurer
Michael I. Lebovitz	President
Katie A. Reinsmidt	Executive Vice President – Chief Operating Officer
Jeffery V. Curry	Chief Legal Officer and Secretary

2023 Performance Highlights

In 2023, CBL made substantial progress in executing our short-term and long-term strategies. Below is a summary of our 2023 financial and performance highlights:

•
Financial Results: 2023 FFO, as adjusted, of $213.2 million and 2023 same-center NOI of $438.5 million (both at or above the high end of previously issued guidance ranges)
•
Portfolio Occupancy: 90.9% as of December 31, 2023 (approximately flat from the prior year-end)
•
Strong Leasing Volume: Nearly 4.4 million square feet of leases were executed in 2023, including approximately 1.3 million square feet in the fourth quarter.
•
Demonstrated Commitment to Returning Value to Shareholders: Increased dividends on its common stock by 50% to an annual rate of $1.50 per share and implemented a $25 million share repurchase program.
•
Stable Cash Flow Supported Robust Cash Balance: As of December 31, 2023, the Company had $296 million of unrestricted cash and marketable U.S. Treasury securities.
•
Balance Sheet: Improved the strength and flexibility of our balance sheet materially in 2023, with over $575 million in financing activity completed including successfully addressing all final 2023 maturities. Major milestone achievements include eliminating the limited guaranty provided by the Operating Partnership on the secured term loan ($799.9 million as of December 31, 2023). The loan is now fully non-recourse. CBL entered into a $32.0 million swap to fix the interest rate on a portion of its $360.0 million loan secured by open-air centers and outparcels. Additionally, through amortization and other efforts we reduced our pro rata share of total debt by more than $87 million as of December 31, 2023, compared with the prior year-end.
•
ESG: We demonstrated ongoing commitment to advancing our ESG goals by hiring a dedicated ESG officer. Our efforts contributed to an improved MSCI ESG score in 2023, which jumped two letter grades. We also published our first ESG Progress Update; achieved Great Place to Work Certification™, with 95% of employees saying CBL is a great place to work and published a sustainable development policy to help guide our development and redevelopment activities.

Executive Compensation Design and Annual “Say-on-Pay” Advisory Vote

We provide shareholders with an annual “say-on-pay” advisory vote on the Company’s compensation program for our Named Executive Officers. In 2023, shareholder support for our compensation programs continued to be strong with over 98% of votes cast in approval for the second straight year. Our Compensation Committee believes that our shareholders’ substantial approval over the past five years indicates strong support for our approach to executive compensation.

Say-on-Pay Shareholder Approval Rating
2023	98%
2022	98%
2021	93%
2020	92%
2019	91%

Benchmarking and Use of Executive Compensation Peer Groups

To help ensure that CBL’s executive compensation programs are fair, competitive and support retention, we annually review compensation programs of a peer group. Generally, peers are selected based on similar size (defined as 0.5x to 2.5x CBL in terms of total capitalization), industry (regional malls and shopping centers) and companies with which we may compete for executive talent. While the Compensation Committee does not set specific competitive pay targets or objectives in conducting these reviews, it has utilized these reviews to generally compare the compensation of the Company’s NEOs with similarly situated executive officers at peer companies.

The Compensation Committee, with input from Ferguson, reviews the peer group annually to add or eliminate companies based on changes to their size or industry focus. The chart below lists the companies included in the peer group the Compensation Committee has utilized in conducting reviews for 2023 and 2024, including three REIT peers added for 2023 as a result of the annual review process with Ferguson:

2023 & 2024 Executive Compensation Peer Group for CBL
• Acadia Realty Trust (NYSE – AKR)	• RPT Realty (NYSE – RPT) (1)(2)
• InvenTrust Properties Corp. (NYSE – IVT) (1)	• SITE Centers Corp. (NYSE – SITC) (1)
• Kite Realty Group Trust (NYSE – KRG)	• Tanger Factory Outlet Centers, Inc. (NYSE – SKT)
• Phillips Edison & Company (NASDAQ – PECO)	• The Macerich Company (NYSE – MAC)
• Retail Opportunity Investments Corp. (NASDAQ – ROIC)	• Urban Edge Properties (NYSE – UE)

(1)
Added to the Company’s Compensation Peer Group for 2023.
(2)
Subsequent to publication of the Company’s 2023 proxy statement, Pennsylvania Real Estate Investment Trust was removed from the 2023 Compensation Peer Group following its delisting from the NYSE and implementation of a retention award program in lieu of its traditional long-term incentives. Additionally, while RPT Realty was included for both 2023 and 2024 based on publicly available data prior to its acquisition by Kimco Realty in January 2024, RPT Realty will not be included going forward.

Subject to the adjustments noted above for transactional activity involving the peer companies, the Compensation Committee continued to utilize this same peer group for 2024 as a result of the annual review with Ferguson.

Summary of Our Executive Compensation Program:

The elements of our senior executive compensation program are summarized in the table below, followed by additional details concerning the Compensation Committee’s actions on base salaries and incentive compensation awards for the Company’s NEOs during 2023 and early 2024.

Element	Objectives	Key Features	Summary of Recent Committee Actions
Base Salary	▪ Attract and retain high performing executives ▪ Provide competitive fixed pay that takes into consideration each individual’s level of responsibility, experience, and tenure with the Company	▪ Fixed element of compensation
▪
2023: During Q-4 2022, determined to maintain 2023 NEO Base Salaries at 2022 levels
▪
2024: During Q-4 2023, again determined to maintain 2024 NEO Base Salaries at 2023 levels, apart from raise for new COO and increase for CFO per the terms of his initial Employment Agreement

Annual Incentive Plan (AIP)
▪
On an annual basis, motivates the achievement of company and individual strategic objectives
▪
Balances objectivity with subjectivity to support the Company’s annual business plan and operating goals
▪
Drives annual performance that ultimately creates shareholder value

▪
Objective measures under the AIP program include Corporate Goals related to (1) Operational Goals and (2) Financial Goals, each as set by the Compensation Committee and described further below
▪
Subjective goals vary per individual based on responsibilities

▪
2023: AIP Target compensation values increased by 5% over 2022 and the objective Corporate Goals consolidated into two categories (operational and financial goals)
▪
2024: AIP Target values again increased by 5% over 2023, with further reallocation of certain amounts from 2024 LTIP Targets to 2024 AIP Targets, as endorsed by Ferguson, to better align the Company’s cash versus equity compensation pay mix with its peers

Element	Objectives	Key Features	Summary of Recent Committee Actions
Long-Term Incentive Program (LTIP)
▪
Encourages executives to create shareholder value, aligning the interests of executives and shareholders over a longer-term
▪
Incentivizes executives to achieve longer-term corporate goals
▪
Provides a retention mechanism

▪
LTIP utilizes a traditional structure with a portion allocated to time-based awards that vest ratably over 3-years, and a portion allocated to Performance Stock Unit awards that may be earned at the end of three-years based on absolute and relative TSR performance
▪
Shares issued at the conclusion of the 3-year performance period for the Performance Stock Units are issued as restricted stock, subject to a one-year cliff vesting

▪
2023: The Compensation Committee approved a traditional LTIP at amounts equal to approximately 10% and 25% of the aggregate value of the 2021 and 2022 emergence awards for the CEO and other NEOs, respectively. Awards to the Company’s new CFO were in accordance with his initial Employment Agreement
▪
2024: Compensation Committee modifications to second year of awards under the new LTIP, as supported by Ferguson, included:

– reallocating certain amounts from 2024 LTIP Targets to 2024 AIP Targets to better align CBL’s cash versus equity compensation pay mix with its peers;

– increasing weighting and Target Thresholds for absolute TSR Target for 2024 PSUs.

Components of Our 2023 Executive Compensation Program:

Base Salaries

Historically, in reviewing and establishing base salaries for NEOs, the Compensation Committee has considered each Named Executive Officer’s level of responsibility, experience and tenure with the Company, as well as such officer’s performance in carrying out his or her responsibilities and overseeing those under his or her supervision.

The Compensation Committee decided to keep 2023 and 2024 base salaries for the NEOs at 2022 levels, except for (i) Mr. Jaenicke’s base salary for 2023 and 2024, which was set pursuant to the terms of his initial employment agreement and (ii) an increase in Ms. Reinsmidt’s base salary (effective January 1, 2024) pursuant to her May 2023 promotion to Executive Vice President – Chief Operating Officer.

Named Executive Officer	2022 Base Salary	2023 Base Salary	2024 Base Salary
Stephen D. Lebovitz	$719,442	$719,442	$719,442
Benjamin W. Jaenicke (1)	$350,000	$350,000	$400,000
Michael I. Lebovitz	$428,691	$428,691	$428,691
Katie A. Reinsmidt	$309,000	$309,000	$350,000
Jeffery V. Curry	$406,443	$406,443	$406,443

(1)
For Mr. Jaenicke, who became the Company’s new CFO on January 1, 2023, 2022 column represents his annualized base salary, which was pro-rated from his employment effective September 1, 2022 through December 31, 2022.

The base salaries reflected above took effect as of January 1 for each year.

Incentive Compensation Elements: What We Pay and Why

The Compensation Committee established the overall compensation program for our Named Executive Officers, including our NEO incentive program, to appropriately balance compensation based on (i) short-term vs. long-term performance and (ii) operational goals vs. stock price performance. The Compensation Committee further aims to provide an appropriate level of objectivity while retaining some subjectivity and flexibility to support the Company’s business plans and strategy consistent with changing market conditions.

Our Named Executive Officers are compensated separately for short-term performance through cash awards under an Annual Incentive Plan (“AIP”), and rewarded for value creation over a multi-year period through a Long-Term Incentive Plan (“LTIP”) that maintains accountability for the achievement of longer-term, sustained performance.

Annual Incentive Compensation

2023 Annual Incentive Program

In February 2023, the Compensation Committee approved a 2023 AIP for the Named Executive Officers. The 2023 AIP, similar to the Annual Incentive Plans adopted for prior years, is designed to reward the Named Executive Officers for the achievement of two categories of annual Corporate Goals and the achievement of Individual Performance Goals, as assessed by the Compensation Committee. As in 2022 and prior years, for the Chief Executive Officer 70% of the total AIP opportunity was based on the Corporate Goals, which are generally quantitative, and the remaining 30% was based on qualitative Individual Performance Goals. For the other NEOs, 60% of the total award was based on Corporate Goals and the remaining 40% was based on Individual Performance Goals.

The 2023 AIP established Corporate Goals allocated between the following two categories of performance measures: (i) Financial Goals, weighted 42% for the Chief Executive Officer and 36% for the other NEOs and (ii) Operational Goals, weighted 28% for the Chief Executive Officer and 24% for the other NEOs. The remaining portion of the 2023 AIP award was based on specific Individual Goals under the qualitative portion.

A visual overview of the structure of the AIP for the CEO and the other named executive officers is provided below:

CEO	Other NEOs	Performance Goals

42%	36%	Financial Goals
			Corporate Goals
28%	24%	Operational Goals

30%	40%	Individual Goals	Qualitative Goals

For cash bonus awards based on performance in relation to the corporate goals under the AIP:

➣
Performance that meets threshold requirements results in a 50% (of target) payout of the quantitative portion of the award based on that performance metric.
➣
Achievement of target performance for a metric results in a 100% (of target) payout of the quantitative portion of the award based on that performance metric.
➣
Achievement of the stretch performance for a metric results in a 150% (of target) payout of the quantitative portion of the award based on that performance metric.
➣
Performance achieved between threshold and stretch level for either metric results in a prorated bonus payout.
➣
There is no payout for the portion of any award that is based on a performance metric for which less than the threshold level of performance is achieved.

Pursuant to this structure, the actual Corporate Goals established by the Compensation Committee for the 2023 AIP were as follows:

Financial Goals:

Weighting: 42% for CEO/ 36% for Others

Goal(1)	Threshold (50%)	Target (100%)	Stretch (150%)	Actual Results
FFO, as adjusted (“AFFO”), as reported in CBL’s Forms 10-K and 10-Q filed with the SEC (the “Periodic Reports”)	$167 million	$188 million	$208 million	AFFO of $213.2 million
Gross Net Operating Income (“NOI”), as reported in CBL’s Periodic Reports	$397 million	$418 million	$439 million or greater	Gross NOI of $440.6 million

Level of Discretionary Cash Flow achieved (Defined based on CBL’s internal cash projections as cash NOI less general & administrative expenses, interest, amortization, capital expenditures and tenant allowances, but before development expenditures and dividends. Excludes cash flows from asset sales, and financing proceeds.)

	$47 million	$50 million	$53 million	Achieved Discretionary Cash Flow (as defined by the Compensation Committee for this purpose) in excess of the stretch goal
Address 2023 property level mortgage maturities through completed or in-process refinancing, extension/ modification, working with lender to convey the property or other satisfactory solution.				Compensation Committee evaluated as 100% achieved, with a total of eleven 2023 property level mortgage maturities having been addressed during the year.
Overall Financial Goals Payout				137.5%

Operational Goals

Weighting: 28% for CEO/ 24% for Others

Goal(1)	Threshold (50%)	Target (100%)	Stretch (150%)	Actual Results
Achieve new and renewal leasing square footage	3.6 million square feet	3.8 million square feet	4.0 million square feet	4.38 million square feet of new and renewal leasing executed in 2023
Number of new/ redevelopment project openings completed at or near pro forma returns	2	4	6	5 new or redevelopment projects completed at or near targeted pro forma returns
New sale, purchase or lease transactions completed for anchor/junior anchor spaces	1	2	4	5 new anchor/junior anchor transactions completed
Number of designated ESG Goals completed for 2023	3	4	5	All 5 designated ESG Goals completed for 2023
Overall Operational Goals Payout				143.8%

(1)
The Compensation Committee has the ability to adjust each metric, if appropriate, to account for significant unbudgeted transactions or events, such as acquisitions, dispositions, joint ventures, equity or debt issuances and other capital markets activities, mark-to-market adjustments and certain one-time extraordinary charges for purposes of determining the portion of any Corporate Goals AIP Bonus Award payment based on these metrics. The Compensation Committee did not make any adjustments to metrics in determining 2023 AIP Payouts.

The qualitative component of the 2023 AIP bonus opportunity for each Named Executive Officer was based on the Compensation Committee’s subjective evaluation of each Named Executive Officer’s performance in relation to the 2023 qualitative performance objectives established by the Compensation Committee and outlined below for each such officer:

Named Executive Officer	2023 Individual Performance Objectives
Stephen D. Lebovitz

(1) Refine, enhance and execute the Company’s strategic and business plans

(2) Progress senior staffing and capabilities

(3) Coordinate closely with the Board Chairman and regularly communicate with other members of the Board

(4) Maintain and enhance key retailer, financial and other important relationships

Benjamin W. Jaenicke

(1) Successfully executing the Company’s Capital Plan including managing future debt maturities and expanding the Company’s lending relationships

(2) Progressing staffing and capabilities in finance

(3) Effectively manage the accounting function including relationship with outside auditors

(4) Maintain and improve key financial stakeholder and joint venture partner relationships

(5) Effectively oversee cash management, insurance, real estate taxes and other key responsibilities of the CFO

Michael I. Lebovitz

(1) Supervise redevelopment projects with a focus on managing capital investment as well as achieving approved pro forma returns and scheduled openings

(2) Manage and enhance anchor/department store and joint venture partner relationships

(3) Effectively oversee the Company’s Technology Solutions (IT) and People & Culture (HR) functions including the implementation of technology and organizational initiatives

(4) Ongoing involvement with the leasing, marketing and management divisions of the Company

Katie A. Reinsmidt

(1) Successfully execute the Company’s capital markets and disposition programs as well as coordinate development of certain required disclosures and public filings

(2) Progress senior staffing and capabilities in finance, operations and ESG

(3) Effectively manage and oversee corporate communications and investor relations programs as well as the Company’s ESG program

(4) Continuing involvement in Board material preparation and Board support

Jeffery V. Curry

(1) Oversee and pursue favorable resolution of litigation

(2) Effectively manage and oversee the legal department and manage spend on outside counsel

(3) Continued involvement in Board material preparation and Board support as necessary

(4) Coordinate and support other members of the senior executive team

The following table illustrates the actual 2023 AIP cash bonus payouts approved by the Compensation Committee for each Named Executive Officer, in relation to their original AIP bonus targets:

Named Executive Officer	Actual Corporate Goals Performance Award	Actual Individual Achievement Award (Qualitative Measures)(1)	Total Award	Target Award	Overall Percent of AIP Target
Stephen D. Lebovitz	$1,029,669	$346,726	$1,376,395	$1,050,683	131%
Benjamin W. Jaenicke	$ 283,920	$169,000	$ 452,920	$ 338,000	134%
Michael I. Lebovitz	$ 289,870	$144,935	$ 434,805	$ 345,083	126%
Katie A. Reinsmidt	$ 277,830	$165,375	$ 443,205	$ 330,750	134%
Jeffery V. Curry	$ 186,146	$ 93,073	$ 279,219	$ 221,603	126%
(1)
The Compensation Committee determined to pay out the qualitative component of the 2023 AIP bonus opportunity at the following percentages of Target for each Named Executive Officer: Stephen D. Lebovitz (110%); Benjamin W. Jaenicke (125%); Michael I. Lebovitz (105%); Katie A. Reinsmidt (125%); and Jeffery V. Curry (105%).

Long-Term Incentive Compensation

2023 Long Term Incentive Compensation Program

Effective February 17, 2023, the Compensation Committee approved 2023 Long-Term Incentive Program (“LTIP”) awards under the 2021 Equity Incentive Plan for our current Named Executive Officers, consisting of the following elements:

•
"Performance Stock Unit Awards” – 60% of the value of each named executive officer’s LTIP Award (55% for the CFO) consists of a PSU award authorized by the Compensation Committee. The amount of Common Stock that each officer may receive upon the conclusion of the applicable three-year performance period will be determined by two measures:
(i)
a portion (40%) of the number of shares issued will be determined based on the Company’s achievement of specified levels of long-term relative Total Stockholder Return (“TSR”) performance (stock price appreciation plus aggregate dividends) versus the Retail Sector Component (excluding companies comprising the Free-Standing Subsector) of the FTSE NAREIT All Equity REIT Index (the “Designated Index”), provided that at least a “Threshold” level must be attained for any shares to be received, and
(ii)
a portion (60%) of such number of shares issued will be determined based on the Company’s absolute TSR performance over such period, provided again that at least a “Threshold” level must be attained for any shares to be received, as described below.
•
“Annual Restricted Stock Awards” – 40% of the value of each officer’s LTIP Award (45% for the Chief Financial Officer (CFO)) consists of a grant of shares of time-vesting restricted Common Stock having the terms and conditions described below.

Named Executive Officer Grants under 2023 LTIP

The following table illustrates the LTIP Awards approved by the Compensation Committee for the Company’s 2023 year and the 2023 – 2025 performance cycle with respect to the Performance Stock Units:

Plan Participants – Designated Executive Officers	Target Value of Long-Term Incentive Award	Target Value of PSU Award (1)	Target Number of Performance Stock Units (2)	Value of Annual Restricted Stock Award (1)	Number of Shares of Annual Restricted Stock Awarded (3)
Stephen D. Lebovitz, Chief Executive Officer	$1,856,250	$1,113,750	41,542	$742,500	27,695
Benjamin W. Jaenicke, Executive Vice President, Chief Financial Officer and Treasurer	$1,537,800	$838,800	31,287	$699,000	26,072
Michael I. Lebovitz, President	$773,500	$464,100	17,311	$309,400	11,540
Katie A. Reinsmidt, Executive Vice President and Chief Operating Officer	$773,500	$464,100	17,311	$309,400	11,540
Jeffery V. Curry, Chief Legal Officer	$773,500	$464,100	17,311	$309,400	11,540
(1)
The Long-Term Incentive Awards are divided into two parts: 60% (55% in the case of the CFO) for the Performance Stock Unit Awards and 40% (45% in the case of the CFO) for Annual Restricted Stock Awards.
(2)
The number of PSUs granted was determined by dividing the target value of each such PSU Award by $26.81, the average of the high and low prices reported for the Company’s Common Stock on the NYSE on the date that the Compensation Committee set the target value for the Long Term Incentive Award (February 17, 2023).
(3)
The number of shares of restricted Common Stock per each Annual Restricted Stock Award likewise was determined by dividing the value of each such Annual Restricted Stock Award by $26.81, determined as stated above, and rounding to the nearest whole share.

Performance Stock Unit Awards Component of 2023 LTIP Awards

As noted above, the PSU awards may be earned based on pre-established absolute and relative TSR goals as follows:

Metric	Weighting	Below Threshold (0% Payout)	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Relative TSR vs. the Designated Index	40%	Below the 30th percentile	30th percentile	50th percentile	75th percentile or higher
Absolute Annualized Company TSR	60%	Less than 5.5%	5.5%	9.0%	15.0%

If the calculated comparison is between Threshold and Maximum for any performance period, then the number of Performance Stock Units earned will be correspondingly prorated between the values indicated in the preceding table.

Such shares, if and when issued at the conclusion of the 3-year performance period, will then vest in full on the first anniversary date following the date of issuance of such shares. Additionally, upon vesting, the Named Executive Officer is required to retain ownership of shares representing the after-tax value of the shares for a period of two years following the vesting date except upon the NEO’s termination of employment with the Company.

Additional terms and conditions of the PSU component of the 2023 LTIP Awards to the Designated Executive Officers may be summarized as follows:

•
Shares subject to PSU Awards will not be issued until the maturity of each such award at the end of a 3-year performance period and, accordingly, will not have any voting rights and will not receive dividend payments (though dividends paid on outstanding Common Stock will increase the number of PSUs held for dividend equivalents as described below). As soon as administratively practicable following the date on which the Company’s Compensation Committee certifies that a PSU award is earned for the applicable performance period, the Company will issue to the participant one share of the Company’s Common Stock for each earned PSU. Settlement is subject to applicable tax withholding.
•
As cash or stock dividends are declared on the shares of Common Stock underlying the PSUs, those dividends will increase the number of a participant’s outstanding PSUs. In the case of cash dividends, the number of additional PSUs will be determined based on the number of shares of Common Stock that could be purchased with such cash dividends based on the closing price of Company Common Stock on the applicable record date. Dividend equivalents will be paid out in additional shares of Common Stock at the time the PSUs are earned. Dividend equivalents related to PSUs that are not earned will be forfeited.
•
If a participating officer’s employment is terminated prior to the end of any annual performance period due to death or disability (as defined in the PSU award agreements), or due to a termination by the Company without “Cause” (as defined in the PSU award agreements), then in either case, the officer will be entitled to receive shares of Common Stock equal to a pro rata portion of the PSUs applicable to the award, based on the achievement of the relevant performance criteria for the portion of the 3-year performance cycle completed through the date of such termination, and any remaining PSUs will be forfeited.
•
If a participating officer’s employment is terminated other than for “Cause” (as defined in the PSU award agreements) within 24 months following a Change in Control (as defined in the PSU award agreements) and prior to the end of the 3-year performance period, then the officer will be entitled to receive shares of Common Stock equal to a pro rata portion of the PSUs applicable to the award, based on the achievement of the relevant performance criteria for the portion of the 3-year performance cycle completed through the date of such termination, and any remaining PSUs will be forfeited.

Annual Restricted Stock Awards Component of LTIP

As referenced above, each LTIP Award includes a target value amount (40% and 45% in the case of the CFO) that a Designated Executive Officer will receive in the form of an Annual Restricted Stock Award. The terms and conditions of the Annual Restricted Stock Awards to the Designated Executive Officers may be summarized as follows:

•
The shares vest over a three (3) year period, with restrictions expiring on one third of the shares subject to each award annually beginning on the first anniversary of the date of grant.
•
The grantee generally has all of the rights of a stockholder during the vesting/restricted period, including the right to receive dividends on the same basis and at the same rate as all other outstanding shares of Common Stock and the right to vote such shares on any matter on which holders of the Company’s Common Stock are entitled to vote.
•
The shares generally are not transferable during the restricted period, except for any transfers which may be required by law (such as pursuant to a domestic relations order).
•
If the grantee’s employment terminates during the restricted period for any reason other than (i) termination by the Company without “cause” (as defined in the award), (ii) death or disability (as defined in the award) or (iii) termination by the Company within 24 months following a Change in Control (as defined in the EIP), the award agreements provide that any non-vested portion of the restricted stock award will be immediately forfeited by the grantee.
•
If employment terminates during the restricted period (i) due to a termination by the Company without “cause” (as defined in the award), (ii) due to death or disability (as defined in the award) or (iii) due to termination by the Company within 24 months following a Change in Control (as defined in the EIP), the award agreements provide that any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the grantee or his or her estate, as applicable.

Outcome of Year 2 Performance Period Under 2022 PSU Awards

As described in greater detail in the Compensation Discussion and Analysis section of the Company’s proxy statement for our 2022 Annual Meeting of Shareholders (the “2022 CD&A”), following the Company’s emergence from Chapter 11 reorganization the Compensation Committee and senior management worked with Ferguson to develop a new equity incentive program for senior management.

As a result, the Compensation Committee made an initial grant of new Performance Stock Units (“PSUs”) in February 2022 based on a challenging set of four-year total market return goals, coupled with meaningful stated corporate goals intended to further stabilize and grow the business of the restructured Company moving forward. These initial equity incentives were based on performance over a four‑year period aligned with fiscal years 2022 through 2025, with one-quarter of the PSUs assigned to each fiscal year within the four-year performance period (each, an “Annual Performance Period” and all four, collectively, the “Full Performance Period”). The number of PSUs earned for each fiscal year within the four-year performance period is determined based on the achievement of both (i) a quantitative total market return goal (the “TMR Goal”), and (ii) a Company-specific stated goal (the “Stated Goal”), for such fiscal year, as detailed in the 2022 CD&A in last year’s proxy statement.

During February 2024, the Compensation Committee reviewed and certified the fact that the Company had achieved both the TMR Goal, as adjusted to account for share repurchase activity through December 31, 2023 under the Company’s stock repurchase program announced in August 2023 (based on a peak TMR value of $814.4 million achieved during the measurement period) and the annual stated goals (achievement by the Company of an MSCI ESG Rating of B or higher, with actual 2023 rating of BBB) for the Year 2 Performance Period under these PSUs. Accordingly, the four current NEOs who participated in the initial February 2022 PSU awards earned the full 25% of their PSUs allocated to Year 2 performance, adjusted for cash dividends declared on the Company’s Common Stock during the Year 1 and Year 2 performance periods, as illustrated in the following table:

Named Executive Officer	Unearned PSUs Remaining Following Payout for Year 1 Performance Period	Additional Dividend Equivalency PSUs Added During Year 2(1)	Adjusted Total PSUs Outstanding at End of Year 2 Performance Period	Total PSUs Earned for Year 2 Performance Period (Second 25% Installment)	Value of PSUs Earned/ Shares Issued for Year 2 Performance Period(2)	Unearned PSUs Remaining Following Payout for Year 2 Performance Period
Stephen D. Lebovitz	306,116	20,447	326,563	108,854	$2,658,215	217,709
Michael I. Lebovitz	51,019	3,408	54,427	18,142	$ 443,028	36,285
Katie A. Reinsmidt	51,019	3,408	54,427	18,142	$ 443,028	36,285
Jeffery V. Curry	51,019	3,408	54,427	18,142	$ 443,028	36,285
(1)
Based on total dividends of $1.50 per share declared on the Company’s Common Stock during 2023 (includes four quarterly dividends of $0.375 per share), with the number of Dividend Equivalency PSUs added for each such dividend determined based on the number of shares of Common Stock that could be purchased with such cash dividends at the then-current price of the Common Stock (using the closing price per share for the Common Stock on the NYSE on the applicable dividend record date), and rounded to the nearest whole PSU.

(2)
Based on $24.42 per share, the closing market price for the Company’s Common Stock on the NYSE on December 29, 2023, the last trading day of fiscal year 2023 prior to the conclusion of the Year 2 Performance Period applicable to these PSUs on December 31, 2023.

Incentive Components of Our 2024 Executive Compensation Program:

2024 Annual Incentive Program

In February 2024, the Compensation Committee approved a 2024 AIP for the Named Executive Officers. The 2024 AIP, similar to the 2023 AIP described above, is designed to reward the participating Executive Officers for the achievement of annual Corporate Goals and Individual Performance Goals, as assessed by the Compensation Committee. As in prior years, for the Chief Executive Officer 70% of the total AIP opportunity will be based on the Corporate Goals, which are generally quantitative, and the remaining 30% will be based on qualitative Individual Performance Goals. For the other participating Executive Officers, 60% of the total award will be based on Corporate Goals and the remaining 40% will be based on Individual Performance Goals.

The Corporate Goals portion of the 2024 AIP awards is again allocated between two categories of performance measures as described below, with (A) the Financial Goals weighted 42% for the CEO and 36% for the other participating Executive Officers and (B) the Operational Goals weighted 28% for the CEO and 24% for the other participating Executive Officers:

(1)
Financial Goals, including goals related to (i) Funds From Operations (“FFO”), as adjusted, as reported in the Company’s Periodic Reports filed with the SEC, (ii) Net Operating Income as reported in the Periodic Reports, and (iii) addressing 2024 property level mortgage maturities; and
(2)
Operational Goals, including goals related to (i) square footage of new and renewal leases signed, (ii) achievement of targets related to anchor and junior anchor transactions and redevelopment projects at the Company’s properties and (iii) successful completion of designated Environmental, Social and Governance (ESG) Goals.

As with the 2023 AIP, the remaining portion of the award will be based on specific Individual Goals set under the qualitative portion, and the actual payout ultimately received by each participating Executive Officer based on the Corporate Goal metrics set under the 2024 AIP will be determined in relation to the threshold, target and maximum performance levels established for such metric by the Compensation Committee in the same manner as described above for the 2023 AIP.

Based on consideration by the Compensation Committee of management recommendations supported by Ferguson, the target cash bonus award levels set for the 2024 AIP reflect (i) a 5% increase from the target bonus levels set under the Company’s 2023 AIP and (ii) a reallocation of certain amounts from the 2024 Long Term Incentive Program discussed below, in order to better align the Company’s cash versus equity compensation pay mix for its Named Executive Officers with the pay mix of similarly situated officers at companies included in the executive compensation peer group discussed above. The resulting portion of incentive compensation value reallocated from the LTIP to the 2024 AIP for each Named Executive Officer – as reflected in the 2024 AIP Target Cash Bonus Awards set forth in the table below – was as follows: Stephen D. Lebovitz - $300,000; Benjamin W. Jaenicke - $250,000; Michael I. Lebovitz - $100,000; Katie A. Reinsmidt - $100,000; and Jeffery V. Curry - $100,000.

Executive Officer	Total 2024 Target Cash Bonus Award ($)	Quantitative Allocation	Qualitative/ Individual Allocation
Stephen D. Lebovitz, Chief Executive Officer	1,403,216	70%	30%
Benjamin W. Jaenicke, Executive Vice President – Chief Financial Officer and Treasurer	604,900	60%	40%
Michael I. Lebovitz, President	462,337	60%	40%
Katie A. Reinsmidt, Executive Vice President – Chief Operating Officer	447,288	60%	40%
Jeffery V. Curry, Chief Legal Officer and Secretary	332,683	60%	40%

As in the case of the 2023 AIP, payouts for cash bonus awards based on performance in relation to the corporate goal metrics under the AIP may range from 50% (threshold) to 150% (stretch). Performance achieved between threshold and stretch level for either metric results in a prorated bonus payout. There is no payout for the portion of any award that is based on a performance metric for which less than the threshold level of performance is achieved.

2024 Long Term Incentive Compensation Program

Effective February 7, 2024, the Compensation Committee approved 2024 LTIP awards for the Named Executive Officers, again consisting of both a PSU component and an Annual Restricted Stock Award component. The structure of these awards is similar to those included in the 2023 LTIP described above, with some slight changes to amounts and the weighting of different factors as described in the following summary:

•
"Performance Stock Unit Awards” – 60% of the value of each named executive officer’s LTIP Award (70% for the Chief Executive Officer (CEO)) consists of a PSU award authorized by the Compensation Committee. The amount of Common Stock that each officer may receive upon the conclusion of the applicable three-year performance period will be determined by two measures:
(i)
a portion (30%) of the number of shares issued will be determined based on the Company’s achievement of specified levels of long-term relative Total Stockholder Return (“TSR”) performance (stock price appreciation plus aggregate dividends) versus the Retail Sector Component (excluding companies comprising the Free-Standing Subsector) of the FTSE NAREIT All Equity REIT Index (the “Designated Index”), provided that at least a “Threshold” level must be attained for any shares to be received, and
(ii)
a portion (70%) of such number of shares issued will be determined based on the Company’s absolute TSR performance over such period, provided again that at least a “Threshold” level must be attained for any shares to be received.

Based on consideration by the Compensation Committee of management recommendations supported by Ferguson, the 2024 LTIP shifts an additional 10% of the weighting of the PSU component from the relative TSR measure to the Company absolute TSR measure, coupled with an increase in the Absolute Return Hurdles Rates for this portion of the PSUs (as reflected below) to further increase direct alignment with returns to the Company’s shareholders.

•
“Annual Restricted Stock Awards” – 40% of the value of each officer’s LTIP Award (other than the CEO) consists of a grant of shares of time-vesting restricted Common Stock having the terms and conditions described below. The value of the CEO’s time-vesting restricted Common Stock component was reduced from the 2023 level by 10%, to 30% of the 2024 LTIP Award.

Named Executive Officer Grants under 2024 LTIP

As noted above in the discussion of the 2024 Annual Incentive Program, based on consideration by the Compensation Committee of management recommendations supported by Ferguson, the Compensation Committee elected to reallocate certain amounts from the 2024 LTIP award targets to the 2024 AIP award targets, to better align the Company’s cash versus equity compensation pay mix for its Named Executive Officers with the pay mix of similarly situated officers at companies included in the executive compensation peer group discussed above. Following these adjustments (which totaled $300,000 for Stephen D. Lebovitz, $250,000 for Benjamin W. Jaenicke, and $100,000 for each of Michael I. Lebovitz, Katie A. Reinsmidt and Jeffery V. Curry), LTIP Awards approved by the Compensation Committee for the Company’s 2024 year and the 2024 – 2026 performance cycle with respect to the Performance Stock Units were as follows:

Plan Participants – Designated Executive Officers	Target Value of Long-Term Incentive Award	Target Value of PSU Award (1)	Target Number of Performance Stock Units (2)	Value of Annual Restricted Stock Award (1)	Number of Shares of Annual Restricted Stock Awarded (3)
Stephen D. Lebovitz, Chief Executive Officer	$1,556,500	$1,089,550	46,612	$466,950	19,977
Benjamin W. Jaenicke, Executive Vice President, Chief Financial Officer and Treasurer	$1,288,000	$772,800	33,061	$515,200	22,041
Michael I. Lebovitz, President	$673,500	$404,100	17,288	$269,400	11,526
Katie A. Reinsmidt, Executive Vice President and Chief Operating Officer	$673,500	$404,100	17,288	$269,400	11,526
Jeffery V. Curry, Chief Legal Officer	$673,500	$404,100	17,288	$269,400	11,526
(1)
The Long-Term Incentive Awards are divided into two parts: 60% (70% in the case of the CEO) for the Performance Stock Unit Awards and 40% (30% in the case of the CEO) for Annual Restricted Stock Awards.
(2)
The number of PSUs granted was determined by dividing the target value of each such PSU Award by $23.375, the average of the high and low prices reported for the Company’s Common Stock on the NYSE on the date that the Compensation Committee set the target value for the 2024 LTIP Award (February 7, 2024), with any fractional amounts rounded up to the next whole share.
(3)
The number of shares of restricted Common Stock per each Annual Restricted Stock Award likewise was determined by dividing the value of each such Annual Restricted Stock Award by $23.375, determined as stated above.

Performance Stock Unit Awards Component of 2024 LTIP Awards

As noted above, the PSU awards may be earned based on pre-established absolute and relative TSR goals as follows:

Metric	Weighting	Below Threshold (0% Payout)	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Relative TSR vs. the Designated Index	30%	Below the 30th percentile	30th percentile	50th percentile	75th percentile or higher
Absolute Annualized Company TSR	70%	Less than 6.0% (Increased from <5.5% in 2023)	6.0% (Increased from 5.5% in 2023)	12.0% (Increased from 9.0% in 2023)	20.0% (Increased from 15.0% in 2023)

If the calculated comparison is between Threshold and Maximum for any performance period, then the number of Performance Stock Units earned will be correspondingly prorated between the values indicated in the preceding table.

Such shares, if and when issued at the conclusion of the 3-year performance period, will then vest in full on the first anniversary date following the date of issuance of such shares. Additional terms and conditions of the PSU component of the 2024 LTIP Awards to the Named Executive Officers are the same as those described above for the 2023 LTIP Awards, except for the elimination of the requirement to retain ownership of shares representing the after-tax value of the shares for a period of two years following the vesting date.

Annual Restricted Stock Awards Component of LTIP

As referenced above, each LTIP Award includes a target value amount (40% and 30% in the case of the CEO) that a Named Executive Officer will receive in the form of an Annual Restricted Stock Award. The terms and conditions of the Annual Restricted Stock Awards to the Named Executive Officers are the same as those described above for the 2023 LTIP Awards.

Additional Compensation Policies and Practices

Role of Senior Management in Compensation Decisions

The Compensation Committee receives recommendations from the Company’s senior management as to all elements of NEO compensation and considers such recommendations in establishing base salary levels, as well as both the targeted award levels and the performance criteria utilized in determining AIP and performance-based LTIP equity awards under the incentive compensation programs. Stephen D. Lebovitz has the primary responsibility for presenting management’s recommendations as well as evaluating performance of the other executive officers (other than evaluation of his own performance), and regularly participates in the Compensation Committee meetings to provide this information. In making compensation decisions for the Named Executive Officers, the Compensation Committee gives significant weight to the recommendations made by the Company’s senior management, but the Compensation Committee is not bound by management’s recommendations and makes its own determinations as to these matters. The Compensation Committee also considers management’s recommendations in light of such issues as historical compensation levels for each officer, the relationship of each officer’s compensation to the overall compensation of the Company’s officers and the performance of the Company’s business for the year in question.

Clawback Policy

The Company has maintained an executive compensation clawback policy applicable to its Named Executive Officers since 2015. In compliance with recent updates to SEC and NYSE requirements, the Company has implemented an updated executive compensation clawback policy, effective October 2,

2023, regarding the adjustment or recovery of certain incentive awards or payments made to current or former officers of the Company subject to Section 16 of the Exchange Act (which includes the Named Executive Officers), if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the U.S. securities laws. In general, the policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to a Section 16 officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results.

Stock Ownership Requirements and Anti-Hedging Policy

As discussed above under “Corporate Governance Matters – Additional Policy Statements,” we maintain minimum stock ownership requirements for the Company’s Non-Employee Directors and executive officers. CBL also maintains a policy prohibiting officers and directors from engaging in “hedging” transactions involving any stock or securities of the Company. Specifically, except for indirect transactions not effectively under the control of a covered officer or director (such as transactions carried out by a mutual fund or similar vehicle in which an officer or director may invest, pursuant to investment decisions made by an independent third party manager), the policy prohibits the Company’s directors and officers of the Company or any of its subsidiaries of the level of vice president or above from engaging in hedging or monetization activities through transactions in Company securities or through the use of financial instruments designed for such purposes (including without limitation short-sales, options, puts, calls, and sales against the box, as well as derivative transactions including swaps, forwards, futures, collars and exchange funds). Under the policy, such individuals are generally prohibited from (i) owning financial instruments or participating in investment strategies that represent a direct or indirect hedge of the economic risk of owning Company securities or (ii) owning or participating in any other securities, instruments, contracts, arrangements or understandings that give the holder any rights to acquire any such Company securities.

Corporate Aircraft Usage

Pursuant to a policy adopted by the Company’s Board of Directors, upon approval by the Independent Directors (including the members of the Compensation Committee), and subject to the requirements and limitations of the Federal Aviation Regulations as currently interpreted by the Federal Aviation Administration’s Chief Counsel, Company executives who utilize a private aircraft owned and/or leased by the Management Company for personal transportation (as specified in such policy) reimburse the Company in connection with such usage. Such reimbursement is in an amount equal to the estimated aggregate incremental cost to the Company of such flights (including the variable direct costs of each flight, such as fuel, airport and landing fees, supplies and catering, direct crew costs, and a proportionate share of operating costs for airframe and engines and the cost of repositioning or “deadhead” flights, but excluding costs that do not vary with each flight, such as pilots’ salaries and training, insurance, hangar expense at home base and depreciation, capital and leasing costs associated with the aircraft). As such, the Company was reimbursed for the cost of all trips that were of a personal nature taken by a Named Executive Officer. This policy, however, does not require such reimbursement in certain instances, including but not limited to travel to and from Company offices, where the trip is primarily for a business purpose that benefits the Company. In these instances, allowing the use of aircraft owned or leased by the Company for executive travel serves the Company’s business purposes by enhancing the executive’s security and ability to attend to business matters while in transit, notwithstanding the fact that current SEC rules may require disclosure of the aggregate incremental cost attributable to such trips as additional “perquisite” compensation for the Named Executive Officers. As detailed in the Summary Compensation Table below, for 2023 Stephen D. Lebovitz received $326,152 of compensation attributable to such aircraft usage.

Retiree Insurance Programs

The Company has three programs in place for providing limited post-retirement coverage under the Company’s group medical insurance plan for certain eligible employees – (1) the Tier I Legacy Retiree Program, which applies to Company employees who retire with 30 or more years of service with the

Company and/or its affiliates or predecessors; (2) the Tier II Legacy Retiree Program, which applies to Company employees who retire at age 60, but less than age 65, with a total of 20 or more (but less than 30) years of service; and (3) the Tier III Post-65 Retiree Program, which applies to Company officers at the level of senior vice president and above who retire at age 65 or above with 40 or more years of service to the Company and/or its affiliates or predecessors. Details of the Tier I program, which is the only level applicable to at least one of the Company’s NEOs for purposes of the disclosures herein under the heading “Executive Compensation – Potential Payments Upon Termination or Change in Control,” are further described in that section of this Proxy Statement.

Effect of Regulatory Requirements on Executive Compensation

Accounting Treatment and Tax Deductibility of Executive Compensation. The Committee generally considers the accounting treatment and tax implications of the compensation awarded or paid to our executives. Grants of equity compensation awards under our long-term incentive program are accounted for under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) imposes a $1,000,000 ceiling on a publicly traded corporation’s federal income tax deduction for compensation paid in a taxable year to the corporation’s chief executive officer and certain other executive officers. Prior to passage of the Tax Cuts and Jobs Act in December 2017 (the “2017 Tax Act”), this limitation did not apply to any compensation that satisfies certain requirements to be treated as “performance-based compensation” under Section 162(m) and the related regulations. Following the 2017 Tax Act, this “performance-based” exclusion only applies to certain contracts in effect on November 2, 2017 and not materially modified thereafter.

Because substantially all services performed by the Company’s executive officers are rendered on behalf of our Operating Partnership and/or the Management Company, our executive officers receive all of their compensation as employees of the Management Company. We believe the compensation paid to our executive officers is not subject to Section 162(m) of the Code to the extent such compensation is attributable to services rendered for the Operating Partnership and/or the Management Company. Further, since we have elected to qualify as a REIT under the Code, we generally will not be subject to federal income tax. Thus, the deduction limit contained in Section 162(m) of the Code for compensation paid to CEOs and certain other public company executive officers is not material to the design and structure of our executive compensation program.

Section 409A. Section 409A of the Code generally affects the federal income tax treatment of most forms of deferred compensation (subject to limited grandfathering for certain deferred compensation arrangements in place on or prior to October 3, 2004) by accelerating the timing of the inclusion of the deferred compensation to the recipient for federal income tax purposes and imposing an additional federal income tax on the recipient equal to 20% of the amount of the accelerated income. Management and the Compensation Committee consider the potential adverse federal income tax impact of Section 409A of the Code in determining the form and timing of compensation paid to the Company’s executive officers and other employees.

Summary Compensation Table

The following table sets forth information regarding the compensation of the Company’s Named Executive Officers (as determined pursuant to SEC rules) for the Company’s fiscal years ended December 31, 2021, 2022 and 2023:

Summary Compensation Table (1)
Name and Principal Position(2)	Year	Salary($) (3)	Bonus($) (4)	Stock Award(s) ($) (5)	Non-equity Incentive Plan Compensation ($) (6)	All Other Compensation ($) (7)	Total Compensation ($)
Stephen D. Lebovitz, Director, Chief Executive Officer	2023	719,442	346,726	2,353,752	1,029,669	334,402	4,783,991
	2022	719,442	318,957	9,046,372	812,598	315,725	11,213,094
	2021	672,315	257,310	8,271,000	852,209	307,151	10,359,985
Benjamin A. Jaenicke, Executive Vice President – Chief Financial Officer and Treasurer (8)	2023	350,000	169,000	1,912,489	283,920	8,250	2,723,659
Michael I. Lebovitz, President	2023	428,691	144,935	980,811	289,870	8,250	1,852,557
	2022	428,691	139,676	1,507,724	228,760	7,625	2,312,478
	2021	404,973	112,680	1,378,500	239,911	13,569	2,149,633
Katie A. Reinsmidt, Executive Vice President – Chief Operating Officer	2023	309,000	165,375	980,811	277,830	8,250	1,741,266
	2022	309,000	138,600	1,507,724	219,259	7,625	2,182,208
	2021	300,000	108,000	1,378,500	229,947	4,500	2,020,947
Jeffery V. Curry, Chief Legal Officer and Secretary	2023	406,443	93,073	980,811	186,146	8,250	1,674,723
	2022	406,443	89,696	1,507,724	146,904	7,625	2,158,393
	2021	394,605	72,360	1,378,500	154,064	7,250	2,006,779

(1) All compensation cost resulting from amounts paid to the Named Executive Officers as shown in this table is recognized by the Management Company, which is a taxable REIT subsidiary.

(2) The position shown represents the individual’s position with the Company and the Management Company.

(3) Each of the Named Executive Officers also elected to contribute a portion of his or her salary to the CBL & Associates Management, Inc. 401(k) Profit Sharing Plan (the “401(k) Plan”) during each period presented.

(4) Represents the qualitative component of each Named Executive Officer’s cash bonus paid under each relevant year’s Annual Incentive Plan, respectively, for Named Executive Officers (as described above in the “Compensation Discussion and Analysis” section).

(5) We report all equity awards at their full grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718. For the Emergence restricted stock awards granted pursuant to the MIP in 2021 (which vest over four years as discussed in the Compensation Discussion and Analysis section above), as well as the time-vested restricted Common Stock component of awards under the Company’s LTIP for NEOs in 2022 and 2023, such value is calculated based on the NYSE market price, determined as the average of the high and low trading prices reported on the NYSE for shares of our Common Stock subject to the award on the grant date for the award. For PSUs awarded to NEOs under the Company’s LTIP in 2022, the fair value was estimated on the date of grant using a Monte Carlo Simulation model. Such valuation consisted of computing the fair value using the Company’s simulated stock price as well as Total Market Return (“TMR”) during each Annual Performance Period from November 1, 2021 through December 31, 2025, which resulted in a grant-date fair value of $24.67 per PSU for each Named Executive Officer. For the PSUs granted on February 15, 2023, a similar Monte Carlo Simulation valuation was performed, which resulted in a grant-date fair value of $38.79 per PSU for each Named Executive Officer. For the PSUs granted in February 2022, the aggregate grant date fair value represents the amount the Company expects to expense in its financial statements if the Stated Goals component is achieved. For the PSUs granted in February 2023, the aggregate grant date fair value represents the amount the Company expects to expense in its financial statements. For additional information, refer to Note 16 – Share-Based Compensation in the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC, that accompanies this Proxy Statement.

(6) Represents annual incentive compensation paid to the Named Executive Officers pursuant to the Corporate Goals portion of their 2023 Annual Incentive Plan award, their 2022 Annual Incentive Plan award and their 2021 Annual Incentive Plan award, respectively (as described above in the “Compensation Discussion and Analysis” section).

(7) For 2023, amounts shown include matching contributions by the Management Company under the 401(k) Plan for each of the Named Executive Officers. For Stephen D. Lebovitz, also includes $326,152 reflecting the incremental cost to the Company of his personal use (including use by family members accompanying the executive) of a private aircraft owned by the Management Company for certain travel including, but not limited to, travel to and from Company offices, where the trip is primarily for a business purpose that benefits the Company and such usage may be deemed a “perquisite” under current SEC rules. For the Management Company owned aircraft, the incremental cost is determined by estimating the variable portion of the Company’s per hour cost of owning, operating and maintaining such aircraft, less any portion reimbursed by the executives. Since the Management Company owned aircraft is used primarily for business travel, our Company does not include the fixed costs that do not change based on usage, such as management fees and acquisition costs. Depending on availability, family members of executive officers also are permitted to ride along on the corporate aircraft when it is already going to a specific destination for a business purpose. We consider this use to have no incremental cost to the Company, since the business flight would have occurred regardless of the additional passengers.

(8) Benjamin W. Jaenicke assumed the duties of Executive Vice President – Chief Financial Officer and Treasurer of the Company effective January 1, 2023.

2023 Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value of Stock and Option Awards ($) (4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Stephen D. Lebovitz	2/15/2023	367,739	735,478	1,103,217	—	—	—	—	—
	2/17/2023	—	—	—	20,772	41,542	83,084	—	—
	2/17/2023	—	—	—	—	—	—	27,695	742,503
Benjamin W. Jaenicke	2/15/2023	101,400	202,800	304,200	—	—	—	—	—
	2/17/2023	—	—	—	15,644	31,287	62,574	—	—
	2/17/2023	—	—	—	—	—	—	26,072	698,990
Michael I. Lebovitz	2/15/2023	103,525	207,050	310,575	—	—	—	—	—
	2/17/2023	—	—	—	8,655	17,311	34,622	—	—
	2/17/2023	—	—	—	—	—	—	11,540	309,387
Katie A. Reinsmidt	2/15/2023	99,225	198,450	297,675	—	—	—	—	—
	2/17/2023	—	—	—	8,655	17,311	34,622	—	—
	2/17/2023	—	—	—	—	—	—	11,540	309,387
Jeffery V. Curry	2/15/2023	66,481	132,962	199,443	—	—	—
	2/17/2023	—	—	—	8,655	17,311	34,622
	2/17/2023	—	—	—	—	—	—	11,540	309,387

(1) These columns represent the potential value of the payout for each Named Executive Officer if the Threshold, Target or Maximum (Stretch) goals were satisfied under the Corporate Goal Measures components of the 2023 Annual Incentive Plan, as described above in the “Compensation Discussion and Analysis” section. The amounts actually earned by each NEO with respect to 2023 performance under the AIP are reported in the Bonus (for the Qualitative Measures component) and Non-Equity Incentive Plan Compensation (for the Corporate Goal Measures component) columns in the 2023 Summary Compensation Table above.

(2) As described in greater detail above in the “Compensation Discussion and Analysis” section under “Performance Stock Unit Awards Component of 2023 LTIP Awards,” these columns represent the potential number of shares to be earned by each Named Executive Officer with respect to the PSUs granted in 2023 under the LTIP, as follows:

•
The “Threshold” column assumes achievement of Threshold level performance for both the 40% of the potential PSU shares earned based on the “Relative TSR vs. Designated Index Metric” and the 60% of the potential PSU shares earned based on the “3-Year Absolute Cumulative CBL TSR Metric.”
•
The “Target” column assumes achievement of Target level performance for both the 40% of the potential PSU shares earned based on the “Relative TSR vs. Designated Index Metric” and the 60% of the potential PSU shares earned based on the “3-Year Absolute Cumulative CBL TSR Metric.”
•
The “Maximum” column assumes achievement of Maximum level performance for both the 40% of the potential PSU shares earned based on the “Relative TSR vs. Designated Index Metric” and the 60% of the potential PSU shares earned based on the “3-Year Company Absolute TSR Metric.”

The actual number of shares of Common Stock issued pursuant to these PSUs will be determined as of December 31, 2025 based on the Company’s TSR performance over the 2023-2025 performance period pursuant to the metrics referenced above, and will then vest in full on the first anniversary date following the date of issuance of such shares, all as described above in the “Compensation Discussion and Analysis” section.

The aggregate number of shares that potentially could be earned pursuant to these PSUs by each of the NEOs as of December 31, 2023, reflecting applicable increases to the initial number of PSUs granted to each NEO due to the payment of cash dividends on outstanding shares of Common Stock following their date of grant (as described above in the “Compensation Discussion and Analysis” section) is reported under “Equity Incentive Plan Awards” in the Stock Awards column of the 2023 Outstanding Equity Awards at Fiscal Year-End Table.

(3) Represents the number of shares of restricted stock awarded to each Named Executive Officer under the 2021 Equity Incentive Plan in February 2023 under the Annual Restricted Stock Awards component of the LTIP award for each NEO. Such awards have the additional terms and conditions described under the heading “Annual Restricted Stock Awards Component of LTIP” in the “Compensation Discussion and Analysis” section above.

(4) Represents the grant date fair value of the February 2023 Annual Restricted Stock Awards, calculated as described in footnote (5) to the Summary Compensation Table above.

Additional Information Concerning Executive Compensation

The following discussion presents additional information relevant to the compensation reported above for each of the Named Executive Officers in the Summary Compensation Table and the 2023 Grants of Plan-Based Awards Table.

Executive Employment Agreements

As further amended and restated in November 2023, to clarify certain provisions and eliminate obsolete references to the terms of certain compensation arrangements related to the Company’s Chapter 11 restructuring, the material terms of (i) the Second Amended and Restated Executive Employment Agreements with the Company’s NEOs other than Mr. Jaenicke (which were approved in their original form by the Company’s then-current Compensation Committee following extensive consultation and review by Ferguson and the Company’s legal advisors as described in the “Compensation Discussion and Analysis” section of our proxy statement for the Company’s 2022 Annual Meeting) and (ii) a similar Amended and Restated Employment Agreement with Mr. Jaenicke, may be summarized as follows:

Term:

Initial term runs from August 18, 2020 through April 1, 2024 (or, in the case of Mr. Jaenicke, from September 1, 2022 through April 1, 2024), with automatic renewals for successive 1-year terms if not terminated (including any such renewals, the “Term”).

Base Salary:

For NEOs other than Mr. Jaenicke, initially equivalent to originally approved 2020 base salaries, and for Mr. Jaenicke an initial annual base salary of $350,000 increasing to $400,000 on January 1, 2024 – in both cases with future increases or decreases at discretion of the Compensation Committee (provided that base salary shall not be decreased by more than 5% during the Term).

Annual Bonus:

Executives to be provided with annual bonus opportunities, structured as determined by the Compensation Committee, for future years (in the case of Mr. Jaenicke, subject to initial prescribed amounts that resulted in a target annual bonus of $338,000 under the 2023 AIP, with his future bonus targets to be determined by the Compensation Committee in the same manner as for the other NEOs).

Other Incentives:

Participation and amounts applicable to future equity incentives under the 2021 Equity Incentive Plan to be as determined by the Company’s Compensation Committee (subject, in the case of Mr. Jaenicke, to an initial commitment that he would receive a restricted stock grant of not less than 25,000 shares and not less than 30,000 PSUs in connection with his 2023 LTIP grant).

Insurance/Benefits:

Continuation of health insurance benefits for 18 months following termination (24 months for CEO), subject to longer continuation, if applicable, under the terms of the Company’s Tier I, Tier II and Tier III Legacy Retiree Programs as described herein under “Additional Compensation Policies and Practices – Retiree Insurance Programs,” subject to the executive not having been terminated for Cause (as described below).
Severance:

If employment is terminated either (A) by the Company without Cause or (B) by the executive for Good Reason (each as defined in the Agreement and described below) following a Change in Control (as defined in the 2021 Equity Incentive Plan), severance is twice (2x) the sum of (i) then-current annual base salary plus (ii) a specified target bonus amount for each NEO (which amounts are $953,000 for Stephen D. Lebovitz; $338,000 for Benjamin W. Jaenicke; $313,000 for Michael I. Lebovitz; $300,000 for Katie A. Reinsmidt; and $201,000 for Jeffery V. Curry).

Death/Disability:

If employment is terminated due to death or disability (other than for the CEO), severance is twice (2x) then-current annual base salary. In the case of CEO Stephen D. Lebovitz, such severance would equal 1x then-current annual base salary plus $953,000.

Non-Solicitation/ Non-Compete:	Non-Competition Period is six months following termination, while Non-Solicitation Period is one year following termination.

For purposes of the provisions described above:

“Cause” means:

(i)
any act of fraud or willful malfeasance committed by the executive;
(ii)
the executive’s engaging in conduct which is injurious to the Company or any of its affiliates, monetarily or otherwise (subject to a 30-day cure period after written notice from the Board or the Compensation Committee, if such conduct is capable of being cured to the reasonable satisfaction of the Board or the Compensation Committee, as applicable);
(iii)
the executive’s failure to perform the executive’s material duties under the Agreement, or the executive’s material breach of the Agreement (subject to a 30-day cure period after written notice from the Board or the Compensation Committee, if such conduct is capable of being cured to the reasonable satisfaction of the Board or the Compensation Committee, as applicable);
(iv)
the executive’s conviction of, or pleading guilty or no contest to, a felony, or a conviction of, or a plea of guilty or no contest to, any criminal offence involving fraud, willful malfeasance, embezzlement, extortion, bribery, misappropriation or moral turpitude; or
(v)
the executive’s (A) material violation of the Company’s policies and procedures including, but not limited to, (I) the Company’s policies prohibiting conduct that constitutes sexual misconduct, harassment (including sexual harassment), discrimination or retaliation and (II) the Code of Business Conduct; and (B) engagement in any conduct or cover-up of such conduct that is in violation of any of the Company’s policies and procedures (including but not limited to policies listed in (I) and (II) above) that could cause or has caused damage to the reputation or business of the Company or any of its affiliates or their respective employees (subject to a 30-day cure period after written notice from the Board or the Compensation Committee, if such conduct (other than criminal conduct described in clause (iv) above) is capable of being cured to the reasonable satisfaction of the Board or the Compensation Committee, as applicable).

“Good Reason” means:

(i)
a material diminution in the executive’s duties and responsibilities; provided, however, that the executive shall not have Good Reason to terminate employment pursuant to this clause if such change in duties and responsibilities results solely from the Company’s ceasing to be a publicly traded company;
(ii)
a reduction in the executive’s Base Salary, other than a reduction not in excess of five percent (5%) as provided in the Agreement; or
(iii)
the relocation of the geographic location of the executive’s principal place of employment to a location more than fifty (50) miles from the executive’s principal place of employment as of the date of the Agreement; (subject to a 30-day cure period following executive’s written notice to the Company of the existence of such condition or conditions, and a requirement that, if any such condition is not remedied within the cure period, executive must terminate his or her employment immediately following the end of the cure period).

“Disability” means the employee’s complete and permanent disability as defined by the Company’s health insurance plans or as otherwise defined by the Company from time to time consistent with applicable law.

“Change in Control” as defined in the 2021 Equity Incentive Plan means the first to occur of any of the following events:

(i)
An acquisition by any individual, entity or group (within the meaning of Exchange Act Sections 13(d)(3) or 14(d)(2)) (a “Person”) of beneficial ownership (within the meaning of SEC Rule 13d‑3) of 30% or of either (A) the Company’s then outstanding shares of Common Stock (the “Outstanding Common Stock”) or (B) the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however: (I) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being converted was acquired directly from the Company, (II) any acquisition by the Company and/or members of our management, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a corporation controlled by the Company or (IV) any acquisition by a Person pursuant to a transaction which complies with clauses (A), (B) and (C) of Subsection (iii) of this definition or (V) any acquisition by a Person who as of the Effective Date has beneficial ownership of 20% or more of the Outstanding Common Stock or Outstanding Voting Securities (each, an “Excluded Holder”); or
(ii)
A change in composition of the Board (other than changes in the composition of the Board that occur within three (3) months following the Effective Date), such that the individuals who, as of the Effective Date or as of the first day of the fourth month following the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to such Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (e.g., an election of directors involving a proxy solicitation subject to SEC Rule 14a-12(c)) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered a member of the Incumbent Board; or
(iii)
The consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless following such Business Combination:
(A)
all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, other than as a result of an increase in ownership of Outstanding Common Stock and Outstanding Voting Securities by an Excluded Holder;
(B)
no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company, any Excluded Holder or any corporation controlled by the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock of the corporation resulting from such or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Business Combination; and

(C)
individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or
(iv)
a complete liquidation or dissolution of the Company.

The 2021 Equity Incentive Plan also provides that, notwithstanding the foregoing, for purposes of an award that provides for a deferral of compensation under Section 409A of the Code, to the extent the impact of a Change in Control on such award would subject a plan participant to additional taxes under Section 409A of the Code, a Change in Control described in subsection (i), (ii), (iii) or (iv) above with respect to such award must also constitute a “change in the ownership of a corporation,” “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets” within the meaning of Section 409A of the Code, as applied to the Company.

Annual Bonus Arrangements for Named Executive Officers

The terms of both the quantitative and qualitative components of the bonus arrangements for the Named Executive Officers under the 2023 Annual Incentive Plan are described above in the “Compensation Discussion and Analysis” section. If a Named Executive Officer’s employment is terminated prior the conclusion of the AIP performance period, he or she would not receive any cash payout with respect to the 2023 AIP, and instead may be entitled to severance payments pursuant to the terms of the NEOs’ employment agreements as described above.

Performance Stock Unit Grants to the Named Executive Officers Under the 2021 Equity Incentive Plan

The terms of the PSUs granted to the Named Executive Officers in February 2023 under the 2021 Equity Incentive Plan are detailed above in the “Compensation Discussion and Analysis” section.

Risks Arising From Design of Compensation Programs

Both senior management and the Compensation Committee believe that the design of the Company’s compensation programs, including our executive compensation program, does not encourage our executives or employees to take unnecessary and excessive risks, and that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company. Factors supporting these conclusions include, among others, the following:

•
Both annual performance bonuses and grants of equity awards under our 2021 Equity Incentive Plan are not automatic, but are granted in the discretion of senior management and the Compensation Committee and are subject to downward adjustment as the Compensation Committee or management may deem appropriate.
•
As noted above, approval by our Board of Directors (or a committee thereof) is required for significant transactions that entail the expenditure of funds or incurrence of debt or liability in amounts in excess of certain threshold dollar amounts, thereby limiting the risks to which employees, or even senior management, may expose the Company without higher-level Board review. Company policy also provides similar checks against the creation of risk by compensation-based incentives at the operational level – such as a procedure that employees who are compensated based in part on leasing results may have the authority to negotiate new and renewal lease terms, but the authority to approve and execute the leases rests with a higher level of management whose compensation is not subject to the same incentives.
•
Due to the scope of their authority, risk-related decisions concerning the Company’s business are primarily under the control of our executive officers. As discussed above, we maintain stock ownership guidelines for all executive officers – supported by the features of our compensation programs that encourage our executives to achieve and maintain a significant proprietary interest in the Company. These guidelines tend to align our senior executives’

long-term interests with those of our shareholders and serve as a disincentive to behavior that is focused only on the short-term and risks material harm to the Company.

Application of Executive Compensation Clawback Policy

As discussed on page 46 above in the Compensation Discussion and Analysis, the Company has maintained an executive compensation clawback policy applicable to its Named Executive Officers since 2015. Effective October 2, 2023, this policy was updated pursuant to revised requirements of SEC and NYSE rules to apply to all current or former officers of the Company subject to Section 16 of the Exchange Act (including the Named Executive Officers). During the effectiveness of this policy, the Company has not been required to prepare an accounting restatement that resulted in the recovery of erroneously awarded compensation from any covered officers, and there are no unrecovered balances currently outstanding from any prior application of the clawback policy.

2023 Outstanding Equity Awards at Fiscal Year-End

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Stephen D. Lebovitz	177,695 (3)	4,339,312	252,224	6,159,310
Benjamin W. Jaenicke	41,072 (4)	1,002,978	25,994	634,773
Michael I. Lebovitz	36,540 (5)	892,307	50,667	1,237,288
Katie A. Reinsmidt	36,540 (5)	892,307	50,667	1,237,288
Jeffery V. Curry	36,540 (5)	892,307	50,667	1,237,288

(1) These shares were issued under the 2021 Equity Incentive Plan. In the case of all NEOs except Mr. Jaenicke, these grants occurred (i) in December 2021 as part of the Company’s Emergence Restricted Stock Awards to officers and other key employees under the 2021 Equity Incentive Plan, as described in more detail in the “Compensation Discussion and Analysis” section of our proxy statement for the Company’s 2022 Annual Meeting, and (ii) in connection with the Annual Restricted Stock Awards component of the LTIP in February 2023. 15,000 of the shares listed for Mr. Jaenicke were granted in connection with his initial employment in September 2022, with the remaining shares granted in connection with the Annual Restricted Stock Awards component of the LTIP in February 2023. The December 2021 restricted stock awards, as well as Mr. Jaenicke’s September 2022 initial employment award, vest in 25% increments on each of the first through fourth anniversaries of their date of grant. All subsequent grants vest in 1/3 increments on each of the first through the third anniversaries of their date of grant. Market value shown for all unvested shares of restricted stock is calculated based on the closing price for the Company’s Common Stock on the NYSE on the last trading day of fiscal year 2023 (December 29) of $24.42 per share.

(2) Represents (i) the number of shares of Common Stock that could be earned during the remaining Year 3 and Year 4 Performance Periods pursuant to the PSUs granted to each of the NEOs (other than Mr. Jaenicke) in February 2022 under the Company’s LTIP and (ii) the number of shares of Common Stock that could be earned during the three-year Performance Period pursuant to the PSUs granted to each of the NEOs in February 2023 under the LTIP. Amounts shown in the table assume (A) in the case of the February 2022 PSU awards, performance at threshold and (B) in the case of the February 2023 PSU awards, performance at Threshold for the Absolute Company TSR component and performance at 120% of Target for the Relative TSR vs. Designated Index component (based on interim metrics as of December 31, 2023). In each case, such amounts also reflect applicable increases to the initial number of PSUs granted to each NEO due to the payment of cash dividends on outstanding shares of Common Stock, as described in more detail above under “Long-Term Incentive Compensation” in the “Compensation Discussion and Analysis” section). Market value shown for the unearned shares of Common Stock underlying such PSUs is calculated based on the closing price for the Company’s Common Stock on the NYSE on the last trading day of fiscal year 2023 (December 29) of $24.42 per share.

(3) Such shares are scheduled to vest as follows: (i) 75,000 shares will vest on December 15 in each of the years 2024 and 2025 and (ii) 9,232 shares will vest on February 15 in each of the years 2024 and 2025, with a remaining 9,231 shares vesting on February 15, 2026.

(4) Such shares are scheduled to vest as follows: (i) 5,000 shares will vest on September 1 in each of the years 2024, 2025 and 2026 and (ii) 8,691 shares will vest on February 15 in each of the years 2024 and 2025, with a remaining 8,690 shares vesting on February 15, 2026.

(5) Such shares are scheduled to vest as follows: (i) 12,500 shares will vest on December 15 in each of the years 2024 and 2025 and (ii) 3,847 shares will vest on February 15 in each of the years 2024 and 2025, with a remaining 3,846 shares vesting on February 15, 2026.

2023 Option Exercises and Stock Vested

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Stephen D. Lebovitz	183,854	4,444,715
Benjamin W. Jaenicke	5,000	107,750
Michael I. Lebovitz	30,642	740,778
Katie A. Reinsmidt	30,642	740,778
Jeffery V. Curry	30,642	740,778

(1)
Represents the aggregate of (i) shares of the Company’s Common Stock which were received by each Named Executive Officer pursuant to time-vested restricted stock awards granted under the Company’s 2021 Equity Incentive Plan which vested during fiscal 2023 and (ii) for NEOs other than Mr. Jaenicke, the shares of Common Stock earned by each of the NEOs pursuant to the PSUs granted in February 2022 for the Year 2 Performance Period ended December 31, 2023, which were delivered to the NEOs as of February 15, 2023 following certification of the related performance by the Compensation Committee (including shares delivered pursuant to applicable increases to the initial number of PSUs granted to each NEO due to the payment of cash dividends on outstanding shares of Common Stock, as follows: Stephen D. Lebovitz – 17,187 shares; Michael I. Lebovitz – 2,864 shares; Katie A. Reinsmidt – 2,864 shares; and Jeffery V. Curry – 2,864 shares). The following table presents for each NEO the number of shares acquired upon the vesting or payout of these equity awards for each applicable vesting date, the number of shares withheld/surrendered to the Company with respect to estimated tax liability, and the net number of shares retained by the NEO with respect to each such event:

Shares of Common Stock Received Pursuant to Restricted Stock and PSUs that Vested or Paid Out During 2023 Pursuant to the Terms of Awards Under the 2021 Equity Incentive Plan
Name	Award Type/ Vesting or PSU Payout Date	Number of Shares of Common Stock Acquired Upon Vesting/PSU Payout	Number of Shares Surrendered for Estimated Taxes	Net Number of Shares Retained By the Executive
Stephen D. Lebovitz	Restricted Stock/ 12/15/2023	75,000	29,513	45,487
	PSUs/ 12/31/2023	108,854	—	108,854
Benjamin W. Jaenicke	Restricted Stock/ 9/1/2023	5,000	1,218	3,782
Michael I. Lebovitz	Restricted Stock/ 12/15/2023	12,500	4,919	7,581
	PSUs/ 12/31/2023	18,142	7,139	11,003
Katie A. Reinsmidt	Restricted Stock/ 12/15/2023	12,500	3,044	9,456
	PSUs/ 12/31/2023	18,142	7,078	11,064
Jeffery V. Curry	Restricted Stock/ 12/15/2023	12,500	3,044	9,456
	PSUs/ 12/31/2023	18,142	4,418	13,724

(2)
Amounts shown are based on the closing market price for the Company’s Common Stock on the NYSE on the respective dates when each applicable award installment vested or was earned (or on the immediately preceding trading day, if such date was not a business day). As each installment of restricted stock vests, the officer may choose either (A) to sell all (or some portion) of the underlying shares, net of shares surrendered for taxes, immediately following the vesting date (or, in the case of shares earned pursuant to the PSUs, after they are delivered following certification of the related performance by the Compensation Committee) or (B) to hold all (or some portion) of the underlying shares indefinitely or for sale at a later date. Accordingly, such amounts do not correspond to the actual value that will be realized by each Named Executive Officer.

Potential Payments Upon Termination or Change in Control

The Company’s current agreements with its Named Executive Officers involving employment, severance or change in control provisions that could have resulted in additional compensation as of December 31, 2023 include the following, each as further described below:

•
the non-solicitation and non-competition arrangements, as well as the severance and continuation of insurance benefits provisions, included in the Second Amended and Restated Executive Employment Agreements (in the case of Mr. Jaenicke, his First Amended and Restated Employment Agreement),

•
the automatic vesting of any unvested shares subject to restricted stock awards or partial payout of shares earned pursuant to Performance Stock Units, as further described below, if the Company terminates the recipient’s employment during the applicable restricted or performance period without “cause” as defined in the award, or upon the occurrence of the recipient’s death, disability or a Change in Control as defined in the 2021 Equity Incentive Plan; and

•
the Tier I Legacy Retiree Program described below.

Apart from the terms of these arrangements, the Named Executive Officers will not receive compensation in connection with any termination of employment due to a change in control of the Company, death, disability, retirement or any other reason, except for such benefits as are available generally to all employees under the Company’s 401(k) Plan, insurance and other benefits programs.

As of December 31, 2023, the end of the Company’s most recently completed fiscal year, the Named Executive Officers who are not eligible for the Tier I Legacy Retiree Program also did not meet the age and service requirements for continuation of medical benefits under the Company’s Tier II Legacy Retiree Program, which is generally available to all employees who retire at age 60, but less than age 65, and have been employed by the Company and/or its affiliates or predecessors for a total of 20 or more (but less than 30) years of service, or the Tier III Post-65 Retiree program, which applies to Company officers at the level of senior vice president and above who retire at age 65 or above with 40 or more years of service to the Company and/or its affiliates or predecessors.

Payments Under Executive Employment Agreements

As discussed above in the Compensation Discussion and Analysis section under the heading “Executive Employment Agreements,” potential severance payments and continuation of insurance benefits to the NEOs in the event of a termination or a change in control of the Company may be summarized as follows:

Continuation of Insurance/Benefits:

Continuation of health insurance benefits for 18 months following termination
(24 months for CEO), subject to longer continuation, if applicable, under the terms of the Company’s Tier I, Tier II and Tier III Legacy Retiree Programs, subject to the executive not having been terminated for Cause.

Severance Upon Termination Without Cause or in Connection With a Change in Control:

If employment is terminated either (A) by the Company without Cause or (B) by the NEO for Good Reason following a Change in Control, each NEO will receive severance equal to twice (2x) the sum of (i) then-current annual base salary plus (ii) a specified target bonus amount for each NEO (which amounts are $953,000 for Stephen D. Lebovitz; $338,000 for Benjamin W. Jaenicke; $313,000 for Michael I. Lebovitz; $300,000 for Katie A. Reinsmidt; and $201,000 for Jeffery V. Curry).

Death/Disability:

If employment is terminated due to death or disability (other than for the CEO), severance is twice (2x) then-current annual base salary. In the case of CEO Stephen D. Lebovitz, such severance would equal 1x then-current annual base salary plus $953,000.

Non-Solicitation/ Non-Compete:

Each NEO has agreed not to (i) engage in any competing solicitation of employees, customers, clients or suppliers of the Company for a period of one (1) year following termination or (ii) otherwise, directly or indirectly, engage in business in competition with the Company for a period of six (6) months following termination.

For purposes of the above-described provisions, the terms “Cause” and “Good Reason” have the definitions described above under the heading “Additional Information Concerning Executive Compensation –Executive Employment Agreements.” “Disability” is defined to mean the NEO’s complete and permanent disability as defined by the Company’s health insurance plans or as otherwise defined by the Company from time to time consistent with applicable law.

Vesting of Restricted Stock Upon Termination Without Cause, Death, Disability or Change in Control

The terms of the initial Emergence restricted stock awards granted to the NEOs under the 2021 Equity Incentive Plan (and to Mr. Jaenicke in connection with his initial employment in September 2022) provide that:

•
if the NEO’s employment terminates during the restricted period due to a termination by the Company without “Cause,” fifty percent (50%) of any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the NEO, and the balance of such shares will immediately be forfeited; and
•
if the NEO’s employment terminates during the restricted period due to death or disability (as defined in the award), or due to termination by the Company upon a Change in Control (as defined in the 2021 Equity Incentive Plan), any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the NEO or his or her estate, as applicable.

The terms of the subsequent restricted stock awards granted to the NEOs under the 2021 Equity Incentive Plan pursuant to the 2023 LTIP provide that:

•
if the NEO’s employment terminates during the restricted period due to a termination by the Company without “Cause,” any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the NEO; and
•
if the NEO’s employment terminates during the restricted period due to death or disability (as defined in the award), or due to termination by the Company upon a Change in Control (as defined in the 2021 Equity Incentive Plan), any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the NEO or his or her estate, as applicable.

For purposes of these provisions:

“Cause” has the same meaning as described above for purposes of the Amended and Restated Executive Employment Agreements under the heading “Additional Information Concerning Executive Compensation – Executive Employment Agreements.”

“Disability” means the employee’s complete and permanent disability as defined by the Company’s health insurance plans or as otherwise defined by the Company from time to time consistent with applicable law.

“Change in Control” has the meaning described above under the heading “Additional Information Concerning Executive Compensation – Executive Employment Agreements.”

Payout of PSU Awards in the Event of Death, Disability or Termination Without Cause

For the initial post-Chapter 11 PSU awards referenced above in the Compensation Discussion and Analysis section under the heading “Outcome of Year 2 Performance Period Under 2022 PSU Awards,” if a NEO’s employment is terminated prior to the end of one of the four Annual Performance Periods applicable to such awards due to death, disability or a termination by the Company without Cause, the NEO would be entitled to receive a pro rata portion of any PSUs earned for the then-current Annual Performance Period (determined by dividing the number of days from January 1 of the applicable Annual Performance Period through the date of such termination by 365), and any remaining PSUs for such Annual Performance Period, and any subsequent Annual Performance Period, would be forfeited.

In the case of the subsequent PSU awards granted in February 2023 and February 2024 as described above in the Compensation Discussion and Analysis section, if a participating officer’s employment terminates prior to conclusion of the 3-year performance period (i) due to death or disability (as defined in the PSU award agreements) or (ii) due to a termination by the Company without “cause” (as defined in the PSU award agreements), then, in either case, the NEO (or his/her estate, as applicable) would be entitled to receive immediately vested shares of Common Stock equal to a pro rata portion of the PSUs applicable to the award, based on the achievement of the relevant performance criteria for the portion of the 3-year performance cycle completed through the date of such termination, and any remaining PSUs will be forfeited.

For purposes of these provisions, the terms “Cause” and “Disability” have the same meanings as referenced above for purposes of determining the vesting of any shares of restricted stock granted to the NEOs under the 2021 Equity Incentive Plan.

Tier I Legacy Retiree Program

The Company’s Tier I Legacy Retiree Program provides certain benefits concerning the continuation of health insurance coverage to certain employees who meet its requirements. The “Tier I Retirees” covered by the Tier I Retiree Legacy Program include any Company employee who retires after the program’s effective date and:

•
has been employed by CBL and/or its affiliates or predecessors for a total of 30 or more years prior to their date of retirement;
•
is participating in the CBL group medical insurance plan on the date of their retirement; and
•
is not eligible for health benefit coverage pursuant to any other group insurance plan or Medicare.

Program benefits for each eligible Tier I Retiree (and his or her spouse who is insured by CBL’s health insurance plan on the date of the retirement of the Tier I Retiree) are as follows:

•
for an initial period of 24 months (two years) from the date of the Tier I Retiree’s retirement, the Tier I Retiree and his or her covered spouse will be entitled to continue to participate in the CBL group medical insurance plan at no cost to the Tier I Retiree and/or his or her covered spouse;
•
the Tier I Retiree and his or her covered spouse will be entitled to continue participation in the CBL group medical insurance plan (as such may be amended, revised or modified from time to time and as available to then-active employees of CBL) following his or her retirement, but with the Tier I Retiree and his or her covered spouse paying the full cost for such coverage (i.e., equivalent to the then-prevailing COBRA rate) following the expiration of 24 months from the date of the Tier I Retiree’s retirement;
•
any period of time during which a Tier I Retiree (and spouse, if applicable) participates in CBL’s group medical insurance plan as a Tier I Retiree (or spouse) after the participant’s retirement counting towards the maximum coverage period for COBRA continuation will count towards the maximum coverage period for COBRA continuation; and
•
upon reaching the age of Medicare eligibility or becoming eligible for other group medical coverage, the Tier I Legacy Retiree (and spouse if applicable), would cease to be eligible for the CBL group medical insurance plan.

Any tax obligations imposed on a Tier I Retiree as a result of the benefit under this program will be the sole responsibility of such retiree (and his or her spouse, if applicable). The Company may elect to discontinue the Tier I Legacy Retiree benefit on a prospective basis on each annual renewal of the Company’s overall group health insurance plan.

Currently, should they retire from the Company, both Stephen D. Lebovitz and Michael I. Lebovitz would meet the criteria to be covered under the Tier I Legacy Retiree Program. The projected benefit to any covered Tier I Retiree under that program will depend on the then-current costs of participation in CBL’s group medical insurance plan on the date of his or her retirement from CBL.

Potential Payments Upon Termination or Change in Control for Named Executive Officers

Based on the foregoing, the table below summarizes the following potential payments to each Named Executive Officer pursuant to the Amended and Restated Executive Employment Agreements as described above, assuming in each case that the applicable triggering event occurred as of December 31, 2023:

•
the estimated value of the continuation of health insurance benefits for 18 months (24 months for the CEO) in the event of any termination of employment;
•
the value of cash severance payable in the event of a termination of the NEO’s employment (A) by the Company without Cause or (B) by the NEO for Good Reason upon a Change in Control; and
•
the value of cash severance payable in the event of a termination of the NEO’s employment due to death or disability.

Named Executive Officer	Termination of Employment Without Cause, or by NEO for Good Reason Upon a Change in Control Under Executive Employment Agreements		Termination of Employment Due to Retirement Under Executive Employment Agreements		Termination of Employment Due to Death/Disability Under Executive Employment Agreements
	Value of Continuation of Health Insurance Benefits ($)(1)	Value of Cash Severance Payable ($)	Value of Continuation of Health Insurance Benefits ($)(1)	Value of Cash Severance Payable ($)	Value of Continuation of Health Insurance Benefits ($)(1)(2)	Value of Cash Severance Payable ($)
Stephen D. Lebovitz	46,861	3,344,884	46,861	—	46,861	1,672,442
Benjamin W. Jaenicke	35,146	1,376,000	35,146	—	35,146	700,000
Michael I. Lebovitz	43,628	1,483,382	43,628	—	43,628	857,382
Katie A. Reinsmidt	25,448	1,218,000	25,448	—	25,448	618,000
Jeffery V. Curry	25,448	1,214,886	25,448	—	25,448	812,886

(1) Under the terms of the Executive Employment Agreements, the continuation of health insurance benefits for 18 months (24 months in the case of CEO Stephen D. Lebovitz) is subject to the NEO not having been terminated for Cause. Estimated values are based on current premiums payable under CBL’s group medical insurance plan as of December 31, 2023. For Michael I Lebovitz, the amount shown also includes the value of the additional 6 months of continued health insurance coverage he would receive for himself and his spouse under the Tier I Legacy Retiree Program, following the expiration of the 18-month continuation of his current family health insurance coverage that he would have received under the terms of the Amended and Restated Employment Agreements discussed above, if he had retired as of December 31, 2023. Stephen D. Lebovitz would not receive any additional benefit under the Tier I Legacy Retiree Program, since he is already entitled to receive continuation of health insurance benefits for 24 months under his Executive Employment Agreement. Currently, Benjamin W. Jaenicke, Katie A. Reinsmidt and Jeffery V. Curry are not eligible for benefits under the Tier I Legacy Retiree Program.

(2) Retirement due to disability by any Named Executive Officer who otherwise satisfies the requirements of the Tier I Legacy Retiree Program would result in the same benefits as retirement for any other reason; however, there would be no benefits under such program in the event of the death of a Named Executive Officer.

The table below summarizes the following additional compensation to each Named Executive Officer, assuming in each case that the applicable triggering event occurred as of December 31, 2023:

•
the value (based on the Company’s stock price) of the shares of restricted stock that would vest in the event of (i) termination by the Company upon a Change in Control of the Company or (ii) termination of employment without Cause, or in the event of the NEO’s death or disability, pursuant to the terms of the Emergence restricted stock awards granted to the NEOs under the 2021 Equity Incentive Plan pursuant to the MIP, in each case assuming that such event occurred as of December 31, 2023 (and using the NYSE closing price of $24.42 per share on December 29, 2023, the last trading day of the year); and
•
the value (based on the Company’s stock price) of the number of shares of Common Stock that would have been issuable pursuant to the pro rata portion of any PSUs earned for the then-current Annual Performance Period in the event of termination of employment without Cause, or in the event of the NEO’s death or disability, pursuant to the terms of the PSUs granted to the NEOs under the 2021 Equity Incentive Plan in February 2022 and February 2023, in each case assuming that such event occurred as of December 31, 2023 (and using the NYSE closing price of $24.42 per share on December 29, 2023, the last trading day of the year).

Named Executive Officer	Termination by the Company Upon a Change in Control (1)	Termination Without Cause (1)	Termination Due to Retirement	Termination Due to Death/Disability
	Vesting of Equity Awards ($)(2)	Vesting of Equity Awards ($)(2)	Vesting of Equity Awards ($)(2)	Vesting of Equity Awards ($)(2)
Stephen D. Lebovitz	4,857,993	3,026,493	—	4,857,993
Benjamin W. Jaenicke	1,393,625	1,210,451	—	1,393,625
Michael I. Lebovitz	1,108,424	803,174	—	1,108,424
Katie A. Reinsmidt	1,108,424	803,174	—	1,108,424
Jeffery V. Curry	1,108,424	803,174	—	1,108,424

(1) The Tier I Legacy Retiree Program does not provide for any benefits upon the occurrence of a Change in Control, or a termination of the NEO’s employment without Cause, in the absence of an eligible employee retiring and otherwise satisfying its requirements (as described above). Accordingly, for purposes of the foregoing table, the only consequences of either of these events would be the immediate vesting of the applicable number of shares of restricted stock each NEO would retain pursuant to the Emergence restricted stock awards granted under the MIP, as shown in note (2) below.

(2) As further detailed in the table below, this value is calculated based on:

•
the number of unvested shares of restricted stock each Named Executive Officer would retain in the event his or her employment were terminated during the restricted period (i) without Cause (50% vesting) or (ii) upon the occurrence of the recipient’s death, disability or termination by the Company upon a Change in Control as defined in the 2021 Equity Incentive Plan (100% vesting), had such contingency occurred on December 31, 2023; plus
•
the number of shares of Common Stock that would have been issuable pursuant to the pro rata portion of any PSUs earned for the three-year (2023-2025) performance period applicable to the PSUs granted in February 2023 in the event of termination of employment without Cause, or in the event of the NEO’s death or disability, in each case assuming that such event occurred as of December 31, 2023; plus
•
the number of shares of Common Stock that would have been issuable pursuant to the pro rata portion of any PSUs earned for the then-current Annual Performance Period pursuant to the PSUs granted in February 2022, in the event of termination of employment without Cause, or in the event of the NEO’s death or disability, in each case assuming that such event occurred as of December 31, 2023. However, it is important to note that because SEC disclosure rules require that these tables assume all relevant triggering events occurred on December 31, 2023, and the second Annual Performance Period under those PSUs did, in fact, conclude on December 31, 2023, amounts shown below for shares earned pursuant to such PSUs are effectively “zero.” This is because the amounts actually earned by each Named Executive Officer for the initial Annual Performance Period would have already been fully earned notwithstanding the NEO’s termination, and all such remaining PSUs would have been forfeited since the next Annual Performance Period had not yet commenced. Accordingly, there would be no additional pro-rata vesting of the February 2022 PSU awards associated with a termination event occurring on December 31, 2023.

Named Executive Officer	Number of Shares of Restricted Stock Retained Upon Termination Without Cause	Number of Shares of Restricted Stock Retained Upon Death/Disability or Termination by the Company Upon a Change in Control	Number of Shares Earned for Pro Rated Payout of February 2023 PSU Grant Upon Death/Disability or Termination by the Company Without Cause(a)
Stephen D. Lebovitz	102,695	177,695	21,240
Benjamin W. Jaenicke	33,572	41,072	15,996
Michael I. Lebovitz	24,040	36,540	8,850
Katie A. Reinsmidt	24,040	36,540	8,850
Jeffery V. Curry	24,040	36,540	8,850

(a)
Amounts shown as earned for pro-rated payout of the February 2023 PSU awards assume performance below Threshold level for the Absolute Company TSR component and performance at 120% of Target for the Relative TSR vs. Designated Index component, based on interim metrics as of December 31, 2023.

In the event of a NEO’s retirement prior to the vesting of any shares of restricted stock or payout of PSU awards granted under the 2021 Equity Incentive Plan, all such unvested shares of restricted stock or unearned PSUs would be forfeited. In the event of a NEO’s termination due to a Change in Control of the Company prior to the end of any applicable Annual Performance Period pursuant to the February 2022 PSU awards received under the LTIP, all remaining PSUs would be forfeited.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following reasonable estimate of the ratio of the annual total compensation of our Chief Executive Officer (our “CEO”) to the median of the annual total compensation of our other employees.

For 2023, our last completed fiscal year:

•
the annual total compensation for our median employee was $77,741; and
•
the annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $4,783,991.

Based on this information, for 2023 the ratio of annual total compensation of our CEO to the median of the annual total compensation of all employees was 62 to 1.

To identify the median employee, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

1. We identified the median employee using our employee population as of December 31, 2023, which consisted of approximately 456 individuals, all located in the United States.

2. To identify the “median employee” from our employee population, we examined the amount of total compensation (annual salary/wages as of December 31, 2023, plus bonus compensation in 2023) of each employee (other than the CEO) as reflected in payroll records. Salaries/wages were annualized for all permanent employees who were employees for less than the full year. We did not make any cost-of-living adjustments in identifying the “median employee”.

3. We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.

4. Once we identified our median employee, we calculated annual total compensation for this employee of $77,741 using the same methodology we use for our CEO in the Summary Compensation Table as set forth in this Proxy Statement.

5. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2023 Summary Compensation Table included in this Proxy Statement.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC Regulation S-K (the “PvP Rules”), we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. In determining the “compensation actually paid” (“CAP”) to our NEOs, we are required to make various adjustments, as summarized below, to amounts that have been previously reported in the Summary Compensation Table (“SCT”), as the SEC’s valuation methods for stock compensation in this section differ from the methods required to be utilized in the SCT. The table below summarizes compensation values both previously reported in our SCT, as well as the adjusted values required in this section for the 2023, 2022, 2021, and 2020 calendar years, together with information concerning total shareholder return (“TSR”) and the Company’s reported Net Income (Loss), as well as our Gross Net Operating Income (“NOI”), which the Company believes represents its most important financial performance measure in evaluating pay-for-performance, other than TSR and Net Income (Loss), for the most recently completed fiscal year.

The Compensation Committee did not consider the pay versus performance data presented below in making its compensation decisions for any of the years shown. For a detailed discussion concerning the design of our executive compensation programs, CBL’s pay-for-performance philosophy and how we align executive compensation with the Company’s performance, please refer to the “Compensation Discussion and Analysis” section above.

PAY VERSUS PERFORMANCE TABLE

Year	SCT Total Comp. for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average SCT Total Comp. for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (5) ($ in thousands)	Gross NOI (5) ($ in thousands)
					Total Share-holder Return (4) ($)	Peer Group Total Share-holder Return (4) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	4,783,991	5,890,614	1,998,051	2,020,535	96.38	89.47	3,204	440,631
2022	11,213,094	7,924,741	2,692,700	1,773,405	85.32	80.34	(99,515)	459,704
2021	10,359,985	11,358,031	2,174,763	2,353,588	104.00	107.05	(152,731)*	89,046*
							(486,413)**	368,304**
2020	3,455,604	704,682	1,189,426	445,700	N/A	N/A	(335,529)	446,268

* Results for Successor Period, November 1 – December 31, 2021. See Footnote (5) below for additional information.

** Results for Predecessor Period, January 1 – October 31, 2021. See Footnote (5) below for additional information.

(1) The principal executive officer (“PEO”) for all four years included in the table is Stephen D. Lebovitz, our Chief Executive Officer. The dollar amounts reported in column (b) are the amounts of total compensation reported for Stephen D. Lebovitz for each corresponding year in the “Total Compensation” column of the Summary Compensation Table presented in the Company’s annual meeting proxy statements for the relevant periods.

(2) The dollar amounts reported in column (c) and (e) reflect CAP as computed in accordance with SEC rules. Stock compensation in the SCT is reflective of the grant date fair value of awards granted in the respective years. See tables below for the detail of the adjustments made to the SCT in the calculation of CAP. The CAP reflected below does not reflect the actual amount of compensation paid out to our NEOs during the applicable year as it includes changes in the value of stock compensation for awards which remained unvested at the end of the applicable year.

PEO Reconciliation of SCT Total Compensation to CAP
	2023	2022	2021	2020
SCT Total Compensation for PEO	$4,783,991	$11,213,094	$10,359,985	$3,455,604
Adjustments:
Remove stock compensation included in SCT Total Compensation (A)	(2,353,752)	(9,046,372)	(8,271,000)	(1,709,128)
Add fair value as of vesting date of awards granted during the year that vested during the year (B)	—	2,355,037	—	67,947
Add fair value of awards granted during the year that were outstanding and unvested as of year-end (B)	1,942,699	5,454,982	9,216,000	13,938
Add (subtract) changes in fair value from prior year-end to current year-end for awards granted in prior years that were outstanding and unvested as of year-end (B)	(346,304)	(1,838,250)	—	(906,093)
Add (subtract) changes in fair value from prior year-end to vesting date of awards granted in prior years that vested during the year (B)	824,937	(438,750)	53,046	(24,659)
Subtract fair value as of prior year-end for awards granted in prior years that are deemed to fail to meet the applicable vesting conditions during the year (B)	—	—	—	(192,927)
Add dividends paid on unvested awards (C)	1,039,043	225,000	—	—
Total Adjustments	1,106,623	(3,288,353)	998,046	(2,750,922)
CAP for PEO	$5,890,614	$ 7,924,741	$11,358,031	$ 704,682

Non-PEO Reconciliation of Average SCT Total Compensation to Average CAP
	2023	2022	2021	2020
Average SCT Total Compensation for Non-PEO NEOs	$1,998,051	$2,692,700	$2,174,763	$1,189,426
Adjustments:
Remove stock compensation included in SCT Total Compensation (A)	(1,213,731)	(1,507,724)	(1,447,425)	(490,166)
Add fair value as of vesting date of awards granted during the year that vested during the year (B)	—	392,498	—	23,273
Add fair value of awards granted during the year that were outstanding and unvested as of year-end (B)	1,005,002	681,875	1,612,800	4,774
Add (subtract) changes in fair value from prior year-end to current year-end for awards granted in prior years that were outstanding and unvested as of year-end (B)	(35,563)	(229,781)	—	(215,879)
Add (subtract) changes in fair value from prior year-end to vesting date of awards granted in prior years that vested during the year (B)	101,766	(122,738)	13,450	(10,076)
Subtract fair value as of prior year-end for awards granted in prior years that are deemed to fail to meet the applicable vesting conditions during the year (B)	—	(172,800)	—	(55,652)
Add dividends paid on unvested awards (C)	165,010	39,375	—	—
Total Adjustments	22,484	(919,295)	178,825	(743,726)
Average CAP for Non-PEO NEOs	$2,020,535	$1,773,405	$2,353,588	$ 445,700

(A)
The amounts included in this row are the amounts reported in the “Stock Awards” column of the SCT for each applicable year.
(B)
The equity award adjustments for each applicable year were calculated in accordance with the methodology required by the SEC’s PvP Rules. In calculating the necessary adjustments to the SCT, fair values of equity awards were determined as follows:
•
The fair values reported for CAP purposes for PSUs granted in years 2018 through 2023 based on three-year performance cycles were determined in accordance with FASB ASC 718 and were estimated using a Monte Carlo Simulation model, which consisted of computing the fair value using the Company’s simulated stock price as well as TSR over the applicable performance period. These PSUs ultimately vest based on measured performance through the end of the three-year performance period for both metrics. The fair value of PSUs granted in 2022 was estimated using a Monte Carlo Simulation model, which consisted of computing the fair value using the Company’s simulated stock price as well as TMR during each annual performance period, with the exception of (i) the PSUs that vested for each of our NEOs on December 31, 2023 (as shown in the 2023 Option Exercises and Stock Vested Table on page 58 in this proxy statement), which are valued based on the closing price for our Common Stock on the NYSE on the last trading day of fiscal year 2023 (December 29) of $24.42 per share and (ii) the PSUs that vested for each of our NEOs on December 31, 2022, which are valued based on the closing price for our Common Stock on the NYSE on the last trading day of fiscal year 2022 (December 30) of $23.08 per share.
•
The fair value of restricted stock reflects the average of the high and low sales prices of our Common Stock on the last trading day of each respective year multiplied times the number of shares outstanding or, for awards that vested during the year, the average of the high and low sales prices of our Common Stock on the vesting date multiplied by the number of shares that vested.
•
For additional information, refer to Note 16 – Share-Based Compensation in the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC, that accompanies this Proxy Statement (the “2023 Form 10-K”).
(C)
For outstanding shares of restricted stock that have not vested, the recipients of such awards, including our NEOs, receive dividend payments on restricted stock prior to vesting. These amounts reflect the dividends actually paid with respect to unvested restricted stock in the applicable year.

(3) The dollar amounts reported in column (d) represent the average of the total compensation amounts reported for the Company’s NEOs as a group (excluding the PEO) in the “Total Compensation” column of the Summary Compensation Table in each applicable year. The non-PEO NEOs for 2023 are Benjamin W. Jaenicke, Michael I. Lebovitz, Katie A. Reinsmidt and Jeffery V. Curry. The non-PEO NEOs for 2021 and 2022 are Farzana Khaleel, Michael I. Lebovitz, Katie A. Reinsmidt and Jeffery V. Curry. The non-PEO NEOs for 2020 are Farzana Khaleel, Charles B. Lebovitz, Michael I. Lebovitz and Jeffery V. Curry.

(4) CBL total shareholder return in column (f) is based on an assumed $100 invested on November 2, 2021 (the first day of trading on the NYSE following the Company’s emergence from Chapter 11 reorganization and the NYSE listing), at the market close, through December 31, 2021, December 31, 2022 and December 31, 2023, respectively, with all dividends reinvested. Peer group total shareholder return in column (g) is based on a similar $100 investment on November 2, 2021, in the FTSE NAREIT All Equity REITs Index, with all dividends reinvested (the same industry peer group utilized in the stock performance graph presented in Part II, Item 5 of our 2023 Form 10-K). Pursuant to applicable SEC guidance, total shareholder return information for periods prior to November 2, 2021 is not included in the PvP table due to the impact of our Chapter 11 reorganization.

(5) Amounts shown in column (h) represent Net Income (Loss) (dollars in thousands) as reported in the Company’s Consolidated Statements of Operations in the 2023 Form 10-K: (i) for the Successor periods comprised of fiscal years ended December 31, 2023 and 2022 and the two months ended December 31, 2021 and (ii) for the Predecessor period comprised of the ten months ended October 31, 2021. Amounts shown for the Predecessor period comprised of the fiscal year ended December 31, 2020 represent the amounts as reported for such period in the Company’s Consolidated Statements of Operations in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as previously filed with the SEC (the “2022 Form 10-K”).

Amounts shown in column (i) represent the Operating Partnership’s Share of Total NOI (“Gross NOI”) as reported in the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations section in the 2023 Form 10-K: (i) for the Successor periods comprised of the fiscal years ended December 31, 2023 and 2022 and the two months ended December 31, 2021 and (ii) for the Predecessor period comprised of the ten months ended October 31, 2021. The Gross NOI for the Predecessor period comprised of the fiscal year ended December 31, 2020 represents the amount reported in the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations section in the 2022 Form 10-K.

As discussed in Note 1 – Organization and in Note 19 – Fresh Start Accounting in the Company’s audited financial statements contained in the 2023 Form 10-K, upon the Company’s emergence from Chapter 11 reorganization pursuant to the Chapter 11 Cases, the Company adopted fresh start accounting, which resulted in a new basis of accounting and the Company becoming a new entity for financial reporting purposes. As a result of the application of fresh start accounting and the effects of the implementation of the Plan, the consolidated financial statements after the Effective Date (November 1, 2021) are not comparable with the consolidated financial statements on or before that date. The lack of comparability is emphasized in the Company’s Consolidated Statements of Operations included in the 2023 Form 10-K and the 2022 Form 10-K by the use of a “black line” to separate the Predecessor (defined below) and Successor (defined below) Periods in the consolidated financial statements and footnote tables. References to “Successor” or “Successor Company” relate to the financial position and results of operations of the Company after the Effective Date. References to "Predecessor" or "Predecessor Company" refer to the financial position and results of operations of the Company on or before the Effective Date. See Note 1 – Organization and in Note 19 – Fresh Start Accounting in the Company’s audited financial statements contained in the 2023 Form 10-K, filed with the SEC (which accompanies this proxy statement), for additional information.

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our Non-PEO NEOs, with (i) our cumulative TSR and our Peer Group TSR, (ii) our Net Income (Loss), and (iii) our Gross NOI, in each case as calculated in accordance with (and subject to the limitations described in) the footnotes to the Pay Versus Performance Table above, for the fiscal years ended December 31, 2020, 2021, 2022 and 2023:

COMPARISON OF COMPENSATION ACTUALLY PAID AND CUMULATIVE TOTAL RETURN
CAP
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Cumulative Total Return
$107.00
$102.00
$97.00
$92.00
$87.00
$82.00
$77.00
2021
2022
2023
CEO CAP
Other NEOs CAP (Average)
CBL TSR
Peer Group TSR

COMPARISON OF COMPENSATION ACTUALLY PAID AND GAAP NET INCOME (LOSS)
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
CAP
$100,000
$-
$(100,000)
$(200,000)
$(300,000)
$(400,000)
$(500,000)
$(600,000)
GAAP Net Income (Loss)
2020
2021
2022
2023
CEO CAP
Other NEOs CAP (Average)
Successor GAAP Net Income (Loss)
Predecessor GAAP Net Loss

COMPARISON OF COMPENSATION ACTUALLY PAID AND GROSS NET OPERATING INCOME
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
CAP
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Gross NOI
2020
2021
2022
2023
CEO CAP
Other NEOs CAP (Average)
Successor Gross NOI
Predecessor Gross NOI

Tabular List of Financial Performance Measures

The most important financial performance measures used by the Company in setting pay-for-performance compensation for the most recently completed fiscal year are described in the table below. The manner in which these measures, together with certain non-financial performance measures, determine the amounts of incentive compensation paid to our named executive officers is described above in the Compensation Discussion and Analysis section of this proxy statement.

Significant Financial Performance Measures
Total Shareholder Return
Gross NOI
Adjusted Funds From Operations (AFFO)

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation of each Non‑Employee Director for the Company’s fiscal year ended December 31, 2023. Directors who are employees of the Company do not receive any separate compensation for service in their capacity as a director.

2023 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Marjorie L. Bowen	115,000	125,017	240,017
David J. Contis	141,250	125,017	266,267
David M. Fields	110,000	125,017	235,017
Robert G. Gifford	117,500	125,017	242,517
Jeffrey A. Kivitz	105,000	125,017	230,017
Michael A. Torres (3)	48,750	125,017	173,767
Jonathan M. Heller (4)	38,750	—	38,750
Kaj Vazales (5)	26,250	—	26,250

(1) This column reports the aggregate amount of all cash compensation earned by each Non-Employee Director during 2023 for Board and committee service, determined as described below under “Additional Information Concerning Director Compensation.”

(2) This column represents the grant date fair value of restricted stock awards granted to the Non-Employee Directors during 2023 under the 2021 Equity Incentive Plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. Effective December 15, 2023, each then current Non-Employee Director was granted 5,215 shares of restricted Common Stock under the 2021 Equity Incentive Plan. Such shares had a grant date fair value of $23.9725 per share, based on the average of the high and low price of the Company’s Common Stock as reported on the NYSE on the grant date. Additional terms of these awards are described below under “Post-Emergence Director Compensation – Non-Employee Director Annual Awards.” For more information, refer to Note 16 – Share-Based Compensation in the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC, that accompanies this Proxy Statement. The grant date fair value represents the amount that the Company expects to expense in its financial statements over the vesting schedule for these awards and does not correspond to the actual value that will be realized by each Non-Employee Director. The aggregate number of outstanding shares of restricted Common Stock held by each Non-Employee Director as of December 31, 2023, was as follows: Marjorie L. Bowen – 10,243 shares; David J. Contis – 47,743 shares; David M. Fields – 10,243 shares; Robert G. Gifford – 10,243 shares; Jeffrey A. Kivitz – 10,243 shares; and Michael A. Torres – 5,215 shares.

(3) Mr. Torres was appointed to the Board of Directors effective June 15, 2023.

(4) Amount shown in table represents additional cash meeting fees paid during 2023 prior to Mr. Heller’s resignation. In connection with Mr. Heller’s resignation from the Board of Directors effective January 25, 2023 due to a change in his principal business association, the Board of Directors determined that 5,655 of the shares of restricted common stock he held would be fully vested as of such date and the remaining 3,394 shares would be forfeited.

(5) Amount shown in table represents additional cash meeting fees paid during 2023 prior to Mr. Vazales’ resignation. At the time of his original appointment to the Board of Directors, Kaj Vazales was Managing Director and Co‑Head of North America for Oaktree’s Global Opportunities strategy. The Non-Employee Director fees payable to Mr. Vazales for his service on our Board prior to his resignation from that position effective January 3, 2023 were paid to OCM FIE, LLC, an affiliate of Oaktree, and Mr. Vazales did not participate in equity awards made to Non-Employee Directors. In lieu of a restricted stock grant in December 2021, Mr. Vazales was granted deferred cash compensation of $229,768 that was to be earned only if he remained a director until January 1, 2023 and, upon being earned, was paid to OCM FIE, LLC. Oaktree had previously agreed that Mr. Vazales could be included in the Company’s December 2022 annual restricted stock grant to Non-Employee Directors. In connection with Mr. Vazales’ resignation from the Board of Directors effective January 26, 2023 due to a change in his principal business association, the Board of Directors determined that 3,143 of the shares of restricted common stock he held would be fully vested as of such date and the remaining 1,885 shares would be forfeited.

Additional Information Concerning Director Compensation

Both the Company’s management and the Compensation Committee intend for the compensation of the Company’s Non-Employee Directors to be competitive and reasonable in relation to the directors’ responsibilities for supervising the overall management and policies of the Company, and in relation to the compensation of Non-Employee Directors at the same group of peer companies reviewed by the Compensation Committee in setting base salaries for the Named Executive Officers (taking into account differences in size and scope of operations between the Company and certain of its peers).

During the fourth quarter of 2022, following a review of peer director compensation compiled by Ferguson, the Board of Directors approved the Non-Employee Director Compensation to be effective as of January 1, 2023 and going forward, as reflected in the table below:

Non-Employee Director Fees Paid in Cash

Description	Non-Employee Director Fees Effective Jan. 1, 2023
Annual Cash Retainer for each Non-Employee Director	$75,000
Additional Annual Committee Member Fee (Audit Committee, Compensation Committee; Nominating/Corporate Governance Committee)	$15,000
Additional Annual Committee Chairperson Fee (Compensation Committee; Nominating/Corporate Governance Committee)*	$20,000
Additional Annual Committee Chairperson Fee (Audit Committee)*	$25,000
Additional Annual Fee – Non-Employee Chairman of the Board**	$50,000

* Committee Chairperson receives these fees in lieu of the applicable Committee Member fee.

** While eliminating a separate Lead Independent Director fee and maintaining the cash portion of the Additional Annual Fee for the Non-Employee Chairman at $50,000 for 2023, the Board, in November 2022 and to be effective for the 2023 year, added another $100,000 in the form of an additional grant of restricted shares of Common Stock to be granted to the Non-Employee Chairman on December 15 preceding the beginning of the year to which such fee was applicable, vesting as of January 1 of the following year. In connection with the resignation of Jonathan M. Heller in January 2023, the Board of Directors appointed the Company’s then-current Lead Independent Director, David J. Contis, as Chairman of the Board and eliminated the separate position of Lead Independent Director. Pursuant to Mr. Contis’ request, he did not receive the incremental $100,000 equity grant as the Non-Employee Chairman of the Board for 2023 and, in February 2024, the Board eliminated the incremental $100,000 equity award for 2024 and going forward.

All cash fees are paid to the Non-Employee Directors on a quarterly basis. Each Non-Employee Director also receives reimbursement of expenses incurred in attending meetings.

Non-Employee Director Annual Equity Awards

The Non-Employee Director Compensation schedule approved by the Board in the fourth quarter of 2022 also provided that on December 15th of each year of service (the “Grant Date”), each Non-Employee Director of the Company serving on such Grant Date would receive a grant of shares of restricted Common Stock of the Company pursuant to the 2021 Equity Incentive Plan, as amended (the “Non-Employee Director Annual Award”), having a value of $125,000, for their prospective service in the upcoming calendar year (the “Annual Service Period”).

The number of shares to be granted pursuant to each Non-Employee Director Annual Award will be based on the average of the high and low trading prices for the Company’s Common Stock on the Grant Date, but if the Grant Date shall not be a date upon which the shares trade, then the number of shares will be based on the average of the high and low trading prices for the Company’s Common Stock on the last preceding trading date prior to the Grant Date. The shares granted under the Non-Employee Director Annual Award will vest on January 1 of the calendar year following the conclusion of the Annual Service Period.

Generally, unless the Board of Directors should determine otherwise (as occurred in January 2023 in connection with the resignations of both Jonathan Heller and Kaj Vazales due to a change in each such director’s principal business association), a Non-Employee Director who ceases to be a member of the Board prior to the conclusion of the Annual Service Period will forfeit any unvested shares except in the event such Non-Employee Director ceased to be a member of the Board due to such Non-Employee Director’s death or disability or on a Change in Control of the Company (as defined in the 2021 Equity Incentive Plan). As in the case of the Restricted Stock Awards to Company officers described above, the Non-Employee director generally will have all of the rights of a stockholder during the vesting/restricted period, including the right to receive dividends on the same basis and at the same rate as all other outstanding shares of Common Stock and the right to vote such shares on any matter on which holders of the Company’s Common Stock are entitled to vote, and the shares generally will not be transferable during the restricted period, except for any transfers which may be required by law (such as pursuant to a domestic relations order).

Equity Compensation Plan Information as of December 31, 2023

The following table sets forth information as to the Company’s equity compensation plans as of the end of the Company’s 2023 fiscal year:

Plan Category	(a) Number of securities to be issued upon exercise of the outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	None	N/A	N/A
Equity compensation plans not approved by security holders (1)	None	N/A	3,006,326
TOTAL	None	N/A	3,006,326

(1) Represents securities available under the 2021 Equity Incentive Plan, which was not required to receive separate shareholder approval because it was approved by the Bankruptcy Court pursuant to the Plan. Totals shown as of December 31, 2023, include 953,403 additional shares of Common Stock that became issuable pursuant to the operation of the “evergreen” provision contained in Section 4.1 of the 2021 Equity Incentive Plan as of January 1, 2023.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors currently consists of Robert G. Gifford (Chairman), David M. Fields, Jeffrey A. Kivitz and Michael A. Torres. David J. Contis also served as a member of the Compensation Committee until the rebalancing of the Company’s Board committees in May 2023 and Kaj Vazales served as a member of the Compensation Committee prior to his resignation from the Board in January 2023. None of such current or former members of the Compensation Committee are or have been officers or employees of the Company or any of its subsidiaries and each member of the Compensation Committee (both current and former) is or was an Independent Director during the time of his or her service.

No executive officer of the Company served on any board of directors or compensation committee of any entity (other than the Company or its subsidiaries) with which any current or former member of the Compensation Committee, or any other director of the Company, is affiliated.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information or report be deemed incorporated by reference into any future filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Compensation Committee of the Board of Directors of the Company currently is composed of four Independent Directors, Robert G. Gifford (Chairperson), David M. Fields, Jeffrey A. Kivitz and Michael A. Torres. The Compensation Committee operates under a second amended and restated written charter adopted by the Board of Directors on November 10, 2022. A copy of the second amended and restated charter is available and can be accessed in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com. The Company’s Board of Directors has determined that each of the members of the Compensation Committee is “independent” pursuant to the listing standards of the NYSE as currently applicable.

The Compensation Committee has reviewed and discussed with Management of the Company the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K and presented elsewhere in this Proxy Statement.

Based on the Compensation Committee’s review and discussions referred to above, the Compensation Committee recommended that the Board of Directors include the Compensation Discussion and Analysis in the Company’s Proxy Statement for its 2024 Annual Meeting and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC.

COMPENSATION COMMITTEE

Robert G. Gifford (Chairperson)

David M. Fields

Jeffrey A. Kivitz

Michael A. Torres

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information or report be deemed incorporated by reference into any future filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors of the Company currently is composed of four Independent Directors, Marjorie L. Bowen (Chairperson), David J. Contis, Robert G. Gifford and Michael A. Torres. The Audit Committee operates under the second amended and restated written charter adopted by the Board of Directors on August 14, 2013. A copy of the second amended and restated charter is available and can be accessed in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com. The Company’s Board of Directors has determined that each of the members of the Audit Committee is “independent” pursuant to the listing standards of the NYSE as currently applicable.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with Management and the Company’s independent auditors. Management reported to the Audit Committee that the Company’s consolidated financial statements for the Company’s 2023 fiscal year were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed these consolidated financial statements with Management and the Company’s independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Company’s independent auditors also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors their firm’s independence. The Audit Committee considered whether the provision of services by the independent auditors (other than audit services) is compatible with maintaining the independent auditors’ independence.

Pursuant to the mandates of the Sarbanes-Oxley Act of 2002, the Company’s Board of Directors has determined that Marjorie L. Bowen, an Independent Director and Chair of the Audit Committee, as well as David J. Contis, Robert G. Gifford and Michael A. Torres, also Independent Directors and members of the Audit Committee, each qualify as an “audit committee financial expert” as such term is defined by the SEC.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC and provide in such Annual Report on Form 10-K the disclosure of Marjorie L. Bowen, David J. Contis, Robert G. Gifford and Michael A. Torres as “audit committee financial experts.”

AUDIT COMMITTEE

Marjorie L. Bowen (Chairperson)

David J. Contis

Robert G. Gifford

Michael A. Torres

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Transactions Involving Securities Issued Pursuant to the Chapter 11 Cases and the Plan

Beginning on November 1, 2020, the Company and the Operating Partnership, together with certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On November 1, 2021 (the “Effective Date”), by operation of the Debtors’ Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and its Affiliated Debtors (With Technical Modifications) (the “Plan”), the conditions to effectiveness of the Plan were satisfied and the Debtors emerged from the Chapter 11 Cases. Additional information concerning the terms of the Plan and the Chapter 11 Cases, as well as the new securities issued pursuant to the Plan, is contained in Note 18 – Emergence From Voluntary Reorganization Under Chapter 11, in the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC, that accompanies this Proxy Statement.

During the year ended December 31, 2023, the following persons or entities that are considered to be “related persons” of the Company under applicable SEC rules, received the following additional distributions of shares of the Company’s Common Stock pursuant to the Plan. Pursuant to the confirmed Plan, the Consenting Noteholders (as defined in the Plan) were entitled to the residual (if any) of the pre-funded Unsecured Claims Recovery Pool (the “GUC Pool”) funds following final distribution to all Class 7 Allowed Claim holders. Following disbursement or escrow of all Allowed Class 7 Claims in 2023, certain funds remained in the GUC Pool, comprised of cash and common stock. (Any outstanding 10% Senior Secured Notes were redeemed in May 2022.) As such, Consenting Noteholders received their pro rata distribution from the residual common stock in the GUC Pool pursuant to the terms of the Plan and Final Decree. This included distributions to the following beneficial owners of 5% or more of the Company’s outstanding Common Stock:

•
Canyon Capital Advisors LLC and its related parties, as described in Footnote (3) to the table above in the section of this Proxy Statement titled “Security Ownership of Certain Beneficial Owners and Management,” received 70,001 additional shares of Common Stock.

•
Oaktree Capital Management and its related parties, as described in Footnote (4) to the table above in the section of this Proxy Statement titled “Security Ownership of Certain Beneficial Owners and Management,” received 28,291 additional shares of Common Stock.

•
Strategic Value Partners, LLC and its related parties, as described in Footnote (5) to the table above in the section of this Proxy Statement titled “Security Ownership of Certain Beneficial Owners and Management,” received 16,411 additional shares of Common Stock.

Interest of a Five Percent Beneficial Owner of CBL in Certain Additional Transactions

As further detailed above in the section titled “Security Ownership of Certain Beneficial Owners and Management,” in a Schedule 13D filed with the SEC on March 14, 2023, Howard Amster disclosed that he and eighteen other related entities collectively owned shares representing approximately 7.2% of the Company’s currently outstanding Common Stock. Based on information provided to the Company by management of Horizon Group Properties (“HGPI”), our joint venture partner in the Company’s outlet center developments, the Company understands that Mr. Amster, either directly or through certain of his affiliated entities, owns approximately 68.6% of the equity of HGPI and approximately 68.5% of the equity of Horizon Group Properties, LP, the affiliated property management company of HGPI (“Horizon Management”). As a result of these interests in HGPI and Horizon Management, Mr. Amster may be deemed to hold indirect ownership interests in the joint venture entities that own the following outlet centers in which the Company holds a 50% unconsolidated joint venture interest (except as otherwise indicated below):

CBL/HGPI Joint Venture Outlet Centers	Amster Indirect Ownership Interest
The Outlet Shoppes at Atlanta, Woodstock, GA	32.90%
The Outlet Shoppes at El Paso, El Paso, TX	39.55%
The Outlet Shoppes at Gettysburg, Gettysburg, PA*	33.56%
The Outlet Shoppes at Laredo, Laredo, TX*	22.82%
The Outlet Shoppes of the Bluegrass, Simpsonville, KY*	22.49%

*CBL’s ownership interest in the joint ventures that own The Outlet Shoppes at Laredo and The Outlet Shoppes of the Bluegrass is 65%. CBL consolidates the results of the joint venture entities that own The Outlet Shoppes at Gettysburg and The Outlet Shoppes at Laredo for financial reporting purposes. Each of the other joint venture entities is unconsolidated. For additional information, refer to Note 1 – Organization, Note 2 – Summary of Significant Accounting Policies and Note 7 – Unconsolidated Affiliates in the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC, that accompanies this Proxy Statement.

During the year ended December 31, 2023, the Company and its joint venture partner HGPI engaged in the following ordinary course financing transactions involving certain of these outlet center properties, each of which was fully reviewed and approved by the Company’s Board of Directors, including all of the members of the Company’s Audit Committee and Nominating/Corporate Governance Committee:

•
During April 2023, a loan secured by Phase II of The Outlet Shoppes of the Bluegrass was paid off in full, with each joint venture partner being responsible for its pro-rata share of the approximately $7.26 million total payment (including accrued interest and fees).
•
During April 2023, the borrowing entity owned by the Laredo outlet center joint venture (the “Laredo JV”) exercised an option to extend the loan secured by The Outlet Shoppes at Laredo for an extended maturity date of June 2024. The borrowing entity owned by the Laredo JV paid an $80 thousand extension fee related to the 2024 extension. In October 2023, after the lender's claim against the general unsecured claim pool related to the Chapter 11 Cases was allowed, the loan secured by The Outlet Shoppes at Laredo was modified, resulting in a gain on extinguishment of debt for CBL of approximately $3.27 million. The principal balance of the loan was reduced to approximately $33.98 million, the interest rate remained unchanged at SOFR plus 325 basis points and the modification added a one-year extension, for a new maturity date of June 2025. The borrowing entity owned by the Laredo JV is obligated to pay an $80 thousand extension fee on June 30, 2024 with respect to the 2025 extension.
•
In connection with the revisions to the Laredo financing, the Operating Partnership was required to provide a guaranty to the lenders concerning repayment if the lenders were required to disgorge all or any portion of the principal payment they received due to any action under the Chapter 11 Cases. In connection with this guaranty, CBL required HGPI to indemnify it for any payment it would have to make to such lenders, and in exchange for such indemnification, the CBL JV Member granted to the Horizon JV Member a future option to purchase 15% of the Membership Interest in the Laredo JV. This option can only be exercised between January 1, 2027 and January 1, 2029, at a purchase price based on a capitalized valuation of the NOI of the Laredo outlet center at the time, less then-current indebtedness, pursuant to the terms of the agreement.
•
During October 2023, a newly formed CMBS entity owned by the joint venture owner of The Outlet Shoppes at Atlanta entered into a new $79.33 million, 10-year non-recourse loan secured by the property. Proceeds from the new loan were used to pay off two previous loans totaling approximately $69.53 million, with excess loan proceeds of approximately $6.17 million being distributed to the joint venture and then further distributed to the members of the joint venture in proportion to their ownership interests. The new loan bears interest at a fixed rate of 7.85% and matures in October 2033.

For additional information concerning these financing transactions, refer to Note 7 – Unconsolidated Affiliates and Note 8 – Mortgage and Other Indebtedness, Net in the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC, that accompanies this Proxy Statement.

Each of the above-referenced joint ventures also pays management fees to both Horizon Management and CBL (based on a percentage of rental income collected) and additional leasing fees to Horizon Management (based on a percentage of the total rental income to be received over the term of a new or renewal lease) pursuant to the terms of Property Management Agreements that were entered into prior to the time when Mr. Amster became a greater than five percent beneficial owner of the Company’s Common Stock. Amounts paid pursuant to these agreements during 2023 were as follows:

CBL/HGPI Joint Venture Outlet Centers	2023 Fees Paid to CBL	2023 Fees Paid to Horizon Management	Expiration of Current Management Agreement
The Outlet Shoppes at Atlanta, Woodstock, GA*	$142,479	$909,872	12/31/2043
The Outlet Shoppes at El Paso, El Paso, TX	$165,945	$1,309,083	12/31/2028
The Outlet Shoppes at Gettysburg, Gettysburg, PA	—	$137,441	12/31/2025
The Outlet Shoppes at Laredo, Laredo, TX	$63,124	$299,630	5/10/2026
The Outlet Shoppes of the Bluegrass, Simpsonville, KY	$126,451	$448,742	4/30/2024

*A replacement Property Management Agreement was entered into with the new CMBS entity created in connection with the October 2023 refinancing transaction described above, on identical terms that effectively continued the Property Management Agreement in place for The Outlet Shoppes at Atlanta prior to the refinancing.

The terms of each these Property Management Agreements, other than the Gettysburg agreement, also provide they will be automatically extended upon the same terms and conditions for additional 10-year terms at the expiration of their current term, provided that (i) the Horizon Manager retains a direct or indirect ownership interest in the joint venture entity that owns the related outlet center and (ii) CBL has not exercised certain buy-out or removal rights it holds under these agreements. The operation of these agreements, as well as any future material amendments, replacements or similar actions, will continue to be subject to oversight by the Company’s Board of Directors, as well as the Nominating/Corporate Governance Committee pursuant to applicable requirements of the Company’s governing documents and NYSE rules.

Review and Approval of Other Related Person Transactions

The Company’s Code of Business Conduct contains provisions concerning conflicts of interest and related party transactions which may be summarized as follows:

Company employees (and their immediate family members, as defined in the Code of Business Conduct) may not engage in any of the following activities unless and until the material facts as to the activity and the employee’s relationship or interest therein are fully disclosed to the Company's Compliance Officer – currently the Chief Legal Officer – and written approval is obtained as set forth below:

•
Contracts/Agreements With Employees.

(i) Except for employment agreements, severance agreements, stock restriction agreements, performance stock unit agreements, indemnity agreements or similar types of agreements related to the employee’s employment or position with the Company, the entering into by an employee of any contract or arrangement with the Company; and

(ii) Except for the ownership of non-controlling interests in publicly traded entities, the ownership by an employee of any interest in or serving as a director, officer, consultant or attorney in or for (A) any entity which has entered into or enters into any contract or arrangement with the Company, or (B) any entity in which the Company may own a partnership interest or membership interest or other similar interest, but subject to exceptions in those situations specifically approved by the Company's Board of Directors pursuant to previously-adopted polices of the Company on those matters.

•
Competing Activities – Commercial Real Estate Projects. Except for interests owned prior to the date of issuance of this Code and as disclosed to the Company’s Compliance Officer in writing and except for development, operational or other efforts exerted on behalf of the Company or on behalf of retail shopping centers, mixed-use developments, residential/apartment developments, hotel developments, storage center developments, office buildings, entertainment developments and other commercial real estate projects (each referred to herein as a “Commercial Real Estate Project”) of the Company, any of the following activities by an employee:

-
developing, owning or acquiring Commercial Real Estate Projects in competition with the Company (except for non-controlling interests in publicly traded entities and passive interests in private investment funds); and/or

-
owning or acquiring an interest in any entity that owns or develops Commercial Real Estate Projects in competition with the Company (except for non-controlling interests in publicly traded entities and passive interests in private investment funds).

Such activities must be disclosed in writing to the Company’s Compliance Officer, who then has the responsibility to (i) approve or disapprove any such matters (giving due considerations to the provisions of the Code of Business Conduct and to whether the proposed activity or investment could or will have an adverse impact on the Company, the Company’s assets and/or business plans), subject to the exceptions described below and (ii) provide written notification of such approval or disapproval to the employee who submitted the required disclosure as promptly as practicable.

The Code of Business Conduct also provides, however, that the Compliance Officer shall not be authorized to approve the following transactions:

-
Transactions involving the Compliance Officer or members of his/her immediate family, which must be submitted to the chairperson of the Nominating/Corporate Governance Committee for approval/disapproval; and

-
Any transaction involving the Company and/or the Company’s assets which involves (i) an amount equal to or greater than $120,000 and (ii) a direct or indirect interest in such transaction on the part of an employee who has been a director (or nominee for director), an executive officer or a beneficial owner of greater than 5% of the Company’s Common Stock, in either case, at any time since the beginning of the previous fiscal year of the Company (even if the employee does not currently occupy such role) (any such employee being herein referred to as an “Executive Level Employee”) or an immediate family member (as “immediate family member” is defined for purposes of Item 404 of SEC Regulation S-K or any successor to such regulation) of such Executive Level Employee. Any such transactions must be reviewed for approval or disapproval by the Company’s Nominating/Corporate Governance Committee, which may delegate such approvals between its scheduled meetings to the chairperson or any other member of such Committee who has no interest (and has no immediate family member who has an interest) in the subject transaction.

The Code of Business Conduct also provides that Company employees should refrain and are prohibited from (i) taking for themselves or for their personal benefit opportunities that could advance the interests of the Company or that could benefit the Company when such opportunities are discovered through the use of Company property, information or position; (ii) using Company property, information or position for personal gain; or (iii) competing with the Company in other businesses or matters other than Commercial Real Estate Projects (which are covered by the review and approval process described above).

However, the Company’s Certificate of Incorporation – in recognition and anticipation that (i) certain directors, principals, officers and employees and/or other representatives of stockholders of the Company and their respective Affiliates (as defined in the Certificate of Incorporation) may serve as directors or officers of the Company, (ii) stockholders of the Company and their respective Affiliates and/or Related Funds (as defined in the Certificate of Incorporation) may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those of the Company, and (iii) Non-Employee Directors (including, for the avoidance of doubt, the Chairman of the Board if he or she is not otherwise an employee, consultant or officer of the Company), and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as the Company and/or that overlap with or compete with those of the Company – also includes a provision to the effect that:

•
no contract or other transaction of the Company with any other person, firm, corporation or other entity in which the Company has an interest shall be affected or invalidated by the fact that any one or more of the directors or officers of the Company, individually or jointly with others, may be a party to or may be interested in such contract or transaction so long as the contract or other transaction is approved by the Company’s Board or a duly authorized committee thereof in accordance with the Delaware General Corporation Law (“DGCL”) and

•
relieving any director or officer of the Company, in his or her capacity as such, from any personal liability relating solely to the fact that such matter was contracted for the benefit of any such person or any such firm or corporation.

The Certificate of Incorporation also provides that neither the Company’s stockholders nor any of their Affiliates or Related Funds, nor any Non-Employee Director or his or her Affiliates (all as defined in the Certificate of Incorporation), shall have any duty to refrain from (x) engaging in a corporate opportunity in the same or similar business activities or lines of business as the Company or any of its Affiliates is engaged or proposes to engage, (y) making investments in any kind of property in which the Company makes or may make investments or (z) otherwise competing with the Company or any of its Affiliates, and provides that, to the fullest extent permitted by the DGCL, no such person shall (A) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Company or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Company or its stockholders or (B) be liable to the Company or its stockholders for breach of any fiduciary duty, in each case, by reason of any such activities. The Certificate of Incorporation further states that, to the fullest extent permitted by law, any person purchasing or otherwise acquiring any interest in shares of the Company shall be deemed to have notice of and to have consented to these provisions.

The application of these provisions to the review and approval of those transactions and relationships reported for fiscal 2023 is described in pertinent detail below.

Management Company and Management Agreement

The Company is party to a management agreement with the Management Company pursuant to which the Management Company renders management and administrative services with respect to the Company’s properties. The Management Company also provides management services for certain properties owned by CBL’s Predecessor and certain other third parties for which the Management Company is paid a management fee. See “Retained Property Interests.” The following individuals, collectively, own 100% of the equity interests in CBL’s Predecessor: Stephen D. Lebovitz (25.3137%), Michael I. Lebovitz (25.3%), Alan L. Lebovitz (21.1%), Beth Lebovitz-Backer (the sister of Stephen D. Lebovitz, Michael I. Lebovitz and Alan L. Lebovitz) (21.1%)); and Charles B. Lebovitz Grantor Trust

(7.2%). The Operating Partnership owns 100% of Holdco II, which owns 100% of the Management Company’s outstanding preferred stock and common stock.

Retained Property Interests and Management Services

CBL’s Predecessor owns interests in outparcels at certain of the Company’s malls and a 21.25% minority interest in Jacksonville Avenues Limited Partnership (“the Avenues”), the majority interest of which is owned by third parties. While the Avenues is managed by a third party, the Avenues paid the Management Company approximately $143,696 in management consulting fees during 2023. CBL’s Predecessor also paid the Management Company $90,000 during 2023 as reimbursement for the cost of certain management and administrative services provided to CBL’s Predecessor by employees of the Management Company. All of the agreements related to such payments were reviewed by the Company’s Audit Committee in accordance with the Company’s Related Party Transactions Approval Policy in effect prior to its Chapter 11 reorganization.

Certain Employment Relationships

Alan L. Lebovitz, a brother of Stephen D. Lebovitz and Michael I. Lebovitz, serves as the Company’s Executive Vice President – Management. He receives compensation from the Company commensurate with his level of experience and seniority as an officer of the Company, and based upon an annual review of his individual performance conducted in the same manner as for all Company executive officers. During 2023, the aggregate compensation paid to Alan L. Lebovitz was $1,152,960, which consisted of cash compensation paid to Mr. Lebovitz during 2023, including base salary, a cash bonus paid for his service as an executive officer in 2023 and matching contributions by the Management Company under the 401(k) Plan, equity awards consisting of restricted stock awards and PSUs and perquisites.

Alan L. Lebovitz also is eligible for the Company’s insurance and other employee benefit programs on the same basis as other similarly situated executive officers. The compensation of Alan L. Lebovitz is subject to approval by the Compensation Committee in connection with that Committee’s approval of the compensation of all executive officers of the Company.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee evaluates the selection of the Company’s independent auditor each year, and has determined to recommend the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Deloitte has served as the independent auditor for the Company since May 7, 2002. In determining whether to recommend the re-appointment of Deloitte as the Company’s independent auditor, the Audit Committee considered various factors, including:

•
Deloitte’s performance on prior audits, and the quality and efficiency of the services provided by Deloitte;
•
an assessment of the firm’s professional qualifications, resources and expertise;
•
Deloitte’s knowledge of the Company’s business and industry;
•
the quality of the Audit Committee’s ongoing communications with Deloitte and of the firm’s relationship with the Audit Committee and Company management;
•
Deloitte’s independence; the appropriateness of Deloitte’s fees; the length of time the firm has served in this role;
•
the impact on the Company of changing auditors; and
•
data on audit quality and performance, including recent PCAOB reports on Deloitte and peer firms.

Considered together, these factors enable the Audit Committee to evaluate whether the selection of Deloitte as the Company’s independent auditor, and the retention of Deloitte to perform other services, will contribute to and enhance audit quality. Based on its evaluation, the Audit Committee believes that the continued retention of Deloitte to serve as the Company’s independent registered public accounting firm is in the best interest of our shareholders. Accordingly, the Audit Committee has recommended, subject to ratification by the shareholders, that Deloitte serve as the Company’s independent auditor for the fiscal year ending December 31, 2024. A representative of Deloitte will attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Independent Registered Public Accountants’ Fees and Services

The Company was billed for professional services provided during fiscal years 2022 and 2023 by Deloitte in the amounts set forth in the following table.

	2022	2023
Audit Fees (1)	$1,492,725	$1,430,000
Audit-Related Fees (2)	221,450	221,450
Tax Fees – Compliance (3)	250,000	260,000
Tax Fees – Consulting (4)	591,789	296,816
All Other Fees (5)	3,790	3,790
Total	$2,559,754	$2,212,056

(1) Consists of fees billed for professional services in connection with the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2022 and 2023, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during the 2022 and 2023 fiscal years, and other services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2) Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”. These services include audits of the Company’s subsidiaries pursuant to requirements of certain loan agreements and joint venture agreements and other consultations.

(3) Consists of fees billed for professional services for assistance regarding federal and state tax compliance.

(4) Consists of fees billed for professional services for tax advice and tax planning, which consists of tax services related to joint ventures and tax planning.

(5) Consists of subscription fees for an online accounting research tool.

The Audit Committee of the Board of Directors has considered the services rendered by Deloitte for services other than the audit of the Company’s financial statements and has determined that the provision of these services is compatible with maintaining the independence of Deloitte.

Neither the Company’s Certificate of Incorporation nor the Company’s Bylaws require that shareholders ratify the selection of the Company’s independent registered public accounting firm. However, we are requesting ratification because we believe it is a matter of good corporate practice. If the Company’s shareholders do not ratify the selection, the Audit Committee will consider whether or not to retain Deloitte & Touche LLP, but may, nonetheless, retain Deloitte & Touche LLP as the Company’s independent registered public accountants. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time if it determines that the change would be in the best interests of the Company and its shareholders.

The Audit Committee has adopted a policy that it is required to approve all services (audit and/or non-audit) to be performed by the independent auditor to assure that the provision of such services does not impair such auditor’s independence. All services, engagement terms, conditions and fees, as well as changes in such terms, conditions and fees, must be approved by the Audit Committee in advance. The Audit Committee will annually review and approve services that may be provided by the independent auditor during the next year and will revise the list of approved services from time to time based on subsequent determinations. The Audit Committee believes that the independent auditor can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing such auditor’s independence and that such tax services do not constitute prohibited services pursuant to SEC and/or NYSE rules. The authority to approve services may be delegated by the Audit Committee to one or more of its members including the Chairman of the Audit Committee, but may not be delegated to management. If authority to approve services has been delegated to an Audit Committee member, any such approval of services must be reported to the Audit Committee at its next scheduled meeting. The Audit Committee has not relied on the de minimis exception under applicable SEC rules in approving any of the non-audit fees described above.

Recommendation and Vote Necessary to Approve the Proposal

The Board of Directors, in concurrence with the Audit Committee, proposes and recommends that the shareholders ratify the selection of Deloitte to serve as the independent auditors for the Company’s fiscal year ending December 31, 2024. Unless otherwise directed by the shareholder submitting such proxy, proxies received in response to this solicitation by the Board of Directors will be voted for approval of the selection of Deloitte to serve as the Company’s independent auditors for the 2023 fiscal year.

The ratification of the selection of Deloitte as the Company’s independent auditors for the 2024 fiscal year must be approved by a majority of the votes cast by shares of Common Stock present or represented at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE SELECTION OF

DELOITTE & TOUCHE LLP AS THE COMPANY’S

INDEPENDENT AUDITORS FOR 2024

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Description of Advisory Vote

In accordance with the advisory recommendation of our shareholders at the 2023 Annual Meeting, our Board of Directors has determined that we will hold a nonbinding, advisory vote (a “say-on-pay vote”) to approve the compensation paid to our Named Executive Officers pursuant to Section 14A of the Exchange Act once every year. Accordingly, we are including a proposal for our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as described in the “Executive Compensation” section comprising pages 31 through 70 of this Proxy Statement (including the Compensation Discussion and Analysis as well as the related compensation tables and narrative discussions set forth in the “Executive Compensation” section).

The Company has statutory officers, but no employees. Our officers, including the Named Executive Officers, receive all of their compensation in their capacity as employees of the Management Company, which also employs all of the other personnel engaged in the operation of our business. Apart from the terms of the agreements with each of our Named Executive Officers summarized in the Executive Compensation section above under the heading “Additional Information Concerning Executive Compensation – Executive Employment Agreements,” none of our Named Executive Officers is compensated pursuant to any other employment agreement with the Company and the Company does not pay them salaries or bonuses or provide them other compensation or benefits, except for the grants of equity awards under our 2021 Equity Incentive Plan as described in the “Executive Compensation” section of this Proxy Statement.

As described in greater detail in the Compensation Discussion and Analysis above, our Compensation Committee has approved incentive compensation programs for the Company’s Named Executive Officers designed to balance short-term and long-term performance and operational goals as well as stock price performance and to provide the appropriate level of objectivity with subjectivity in an effort to support our Company’s business plan and strategy. The Compensation Committee’s objectives in administering our executive compensation programs are to ensure that pay levels and incentive compensation are effective in attracting and retaining highly qualified personnel, while also linking overall compensation to the Compensation Committee’s evaluation of both executive and Company performance and serving our objective of linking management’s long-term economic interests with those of CBL’s shareholders. This advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the compensation philosophy, policies, and practices described in this Proxy Statement.

Shareholder Resolution

Under this Proposal 3, shareholders have the opportunity to vote for, against, or abstain from voting with respect to the following resolution:

RESOLVED, that the compensation paid to the Named Executive Officers of CBL & Associates Properties, Inc. (the “Company”), as disclosed pursuant to Item 402 of SEC Regulation S-K in the “Executive Compensation” section of the Company’s Proxy Statement for its 2024 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis as well as the related compensation tables and narrative discussions set forth therein, is hereby approved by the Company’s shareholders on a nonbinding, advisory basis.

Recommendation and Vote Necessary to Approve the Advisory Proposal; Advisory Nature

Approval of the “say-on-pay” shareholder resolution that is the subject of this Proposal 3 will require the affirmative vote of a majority of the votes cast by shares of our Common Stock present or represented at the Annual Meeting. Unless otherwise directed by the shareholder submitting such proxy, proxies received in response to this solicitation by the Board of Directors will be voted for approval of such resolution. The shareholder vote on this proposal is advisory and nonbinding in nature, serves only as a recommendation to our Compensation Committee and Board of Directors, and will not overrule any decisions previously made by the Company, the Compensation Committee or the Board of Directors with respect to executive compensation, nor will it create any duty for the Company, the

Compensation Committee or the Board of Directors to take any action in response to the outcome of the vote. Director compensation disclosed in this Proxy Statement is not subject to or covered by this advisory vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE FOREGOING ADVISORY RESOLUTION RELATING TO
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

DATE FOR SUBMISSION OF SHAREHOLDER
PROPOSALS AND RELATED MATTERS

In accordance with requirements established by the SEC pursuant to Rule 14a-8(e)(2) under the Exchange Act, shareholder proposals to be included in the Company’s Proxy Statement with respect to the 2024 Annual Meeting of Shareholders must be received by the Company at its executive offices located at 2030 Hamilton Place Blvd., Suite 500, CBL Center, Chattanooga, Tennessee 37421-6000, Attention: Corporate Secretary no later than December 23, 2024, which is 120 days before the anniversary of the date this proxy statement is being released to shareholders in connection with the 2024 Annual Meeting, and must comply with other applicable SEC rules.

In addition, the Company’s Bylaws provide that any shareholder of record desiring to nominate a director, or to have a shareholder proposal considered at an annual meeting outside the processes of SEC Rule 14a-8, must provide written notice of such nomination or proposal and prescribed supporting documentation, as set forth in the Bylaws, to the Company at its principal executive offices not less than 90 days (e.g., January 22, 2025) nor more than 120 days (e.g., December 23, 2024) prior to the anniversary date of the date on which the Company first mailed its proxy materials for the prior year’s annual meeting; provided, however, that in the event the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the date on which the Company held the prior year’s annual meeting, such notice and prescribed supporting documentation must be provided not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Bylaws also provide that the public announcement of a postponement or adjournment of an annual meeting does not commence a new time period for the giving of any such notice.

In addition to complying with the procedures described above, shareholders who intend to solicit proxies in support of a director candidate other than the Company’s director nominees for consideration by shareholders at the 2024 Annual Meeting pursuant to the requirements of the SEC’s “universal proxy” Rule 14a-19 under the Exchange Act must comply with the related requirements of the Company’s Bylaws, including providing the Corporate Secretary of the Company with a notice setting forth all of the related information and disclosures required by Rule 14a-19 no later than January 22, 2025, in accordance with the timetable described in the preceding paragraph.

HOUSEHOLDING OF PROXY MATERIALS

If you and other residents at your mailing address own common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement (together, the “proxy materials”). This practice is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy materials to your address. If you wish to revoke your consent to householding, or to request householding if you are receiving multiple copies of our proxy materials, you must contact your broker, bank or other nominee.

If you did not receive proxy materials, you can obtain a copy by contacting your bank or broker or other nominee. Or, you can request a copy by contacting CBL Investor Relations, either by mail or telephone at our corporate office, as listed on the first page of this Proxy Statement, or by e‑mail to Investor.Relations@cblproperties.com.

OTHER BUSINESS OF THE MEETING

Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, if any matters of which management is not now aware should come before the meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

By Order of the Board of Directors

STEPHEN D. LEBOVITZ
Chief Executive Officer

Chattanooga, Tennessee

April 22, 2024

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT UPON WRITTEN REQUEST TO CBL INVESTOR RELATIONS, CBL PROPERTIES, 2030 HAMILTON PLACE BLVD., SUITE 500, CBL CENTER, CHATTANOOGA, TENNESSEE 37421-6000.

CBL & ASSOCIATES PROPERTIES, INC. 2030 HAMILTON PLACE BLVD, SUITE 500 CHATTANOOGA, TN 37421-6000 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time, on May 21, 2024 the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CBL2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time, on May 21, 2024 the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. To re-elect seven directors to serve for one year and until their respective successors have been duly elected and qualified. Nominees 01) Marjorie L. Bowen 02) David J. Contis 03) David M. Fields 04) Robert G. Gifford 05) Jeffrey Kivitz 06) Stephen D. Lebovitz 07) Michael A. Torres The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the selection of Deloitte & Touche, LLP as the independent registered public accountants for the Company's fiscal year ending December 31, 2024. 3. An advisory vote on the approval of executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com CBL & ASSOCIATES PROPERTIES, INC. ANNUAL MEETING OF STOCKHOLDERS ON MAY 22, 2024 This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints STEPHEN D. LEBOVITZ and JEFFERY V. CURRY, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders to be held on Wednesday, May 22, 2024 at 2:00 p.m., EDT, at www.virtualshareholdermeeting.com/CBL2024 or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting. IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3. (PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.) Continued and to be signed on reverse side 0000639102_2 R1.0.0.6